Registration No. 333-65048
811-07837
As Filed with the Securities and Exchange Commission on April 27, 2007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No.__12__ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No.__19__ [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Bruce Teichner
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
May 1, 2007

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the åVariable Accountæ), one of our separate accounts. The Policy is being offered as an individual policy. This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Subaccounts and a Fixed Account Option. The Subaccounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
MFS/Sun Life Total Return Series (Service Class)	AIM V.I. Capital Appreciation Fund (Series I Shares)
EMERGING MARKETS BOND	AIM V.I. Core Equity Fund (Series I Shares)
PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class)	AllianceBernstein VP Growth and Income Portfolio (Class B)
HIGH YIELD BOND	Dreyfus Stock Index Fund, Inc. (Initial Shares)
MFS/Sun Life High Yield Series (Service Class)	Fidelity VIP Contrafund® Portfolio (Service Class 2)
PIMCO VIT High Yield Portfolio (Administrative Class)	Fidelity VIP Growth Portfolio (Service Class 2)
INFLATION-PROTECTED BOND	Goldman Sachs VIT Capital Growth Fund
PIMCO VIT Real Return Portfolio (Administrative Class)	Goldman Sachs VIT Structured U.S. Equity Fund
INTERMEDIATE TERM BOND	Lord Abbett Series Fund - Growth and Income Portfolio (Class VC)
MFS/Sun Life Bond Series (Service Class)	MFS/Sun Life Capital Appreciation Series (Service Class)
MFS/Sun Life Government Securities Series (Service Class)	MFS/Sun Life Capital Opportunities Series (Service Class)*
PIMCO VIT Total Return Portfolio (Administrative Class)	MFS/Sun Life Core Equity Series (Service Class)*
Sun Capital Investment Grade Bond Fund ® (Initial Class)	MFS/Sun Life Emerging Growth Series (Service Class)
INTERNATIONAL/GLOBAL EQUITY	MFS/Sun Life Massachusetts Investors Growth Stock Series (Service Class)*
AIM V.I. International Growth Fund (Series I Shares)	MFS/Sun Life Massachusetts Investors Trust Series (Service Class)
AllianceBernstein VP International Growth Portfolio (Class B)	MFS/Sun Life Research Series (Service Class)
Fidelity VIP Overseas Portfolio (Service Class 2)	MFS/Sun Life Strategic Growth Series (Service Class)*
MFS/Sun Life International Growth Series (Service Class)	MFS/Sun Life Strategic Value Series (Service Class)
Templeton Foreign Securities Fund (Class 2)	MFS/Sun Life Value Series (Service Class)
Templeton Growth Securities Fund (Class 2)	Rydex VT Nova Fund
INTERNATIONAL/ GLOBAL SMALL/MID CAP EQUITY	Rydex VT OTC Fund
Lord Abbett Series Fund - International Portfolio (Class VC)	SCSM Davis Venture Value Fund (Initial Class)
MID CAP EQUITY	T. Rowe Price Equity Income Portfolio
AIM V.I. Dynamics Fund (Series I Shares)	REAL ESTATE EQUITY
Delaware VIP Growth Opportunities Series (Standard Class)	Sun Capital Real Estate Fund® (Initial Class)
Delaware VIP Trend Series (Standard Class)	SHORT TERM BOND
Dreyfus MidCap Stock Portfolio (Initial Shares)	PIMCO VIT Low Duration Portfolio (Administrative Class)
Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC)	SMALL CAP EQUITY
MFS/Sun Life Mid Cap Growth Series (Service Class)	AIM V.I. Small Cap Equity Fund (Series I Shares)**
Neuberger Berman AMT Regency Portfolio (Class I)	AllianceBernstein VP Small Cap Growth Portfolio (Class B)
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Delaware VIP Small Cap Value Series (Standard Class)
SCSM Blue Chip Mid Cap Fund (Initial Class)	DWS Small Cap Index VIP (Class B)
MONEY MARKET	MFS/Sun Life New Discovery Series (Service Class)
Sun Capital Money Market Fund ® (Initial Class)	SCSM Oppenheimer Main Street Small Cap Fund (Initial Class)
MULTI CAP EQUITY	SPECIALTY/SECTOR EQUITY
Sun CapitalSM All Cap Fund (Initial Class)	AllianceBernstein VP Global Technology Portfolio (Class B)
MULTI SECTOR BOND	MFS/Sun Life Utilities Series (Service Class)
MFS/Sun Life Strategic Income Series (Service Class)*
AIM Advisors, Inc. advises the AIM Funds. Alliance Capital Management L.P. advises the AllianceBernstein Portfolios. Delaware Management Company advises the Delaware Series. Dreyfus Corporation advises the Dreyfus MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc. Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP. Fidelity Management & Research Company advises the Fidelity Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, our affiliate, advises the MFS/Sun Life Series. Neuberger Berman Management Inc. advises the Neuberger Berman AMT Regency Portfolio. OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA. Pacific Investment Management Company advises the PIMCO Portfolios. Rydex Investments advises the Rydex Funds. Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds. Davis Select Advisers, L.P. serves as investment subadviser to SCSM Davis Venture Value Fund. Oppenheimer Funds, Inc. serves as investment subadviser to SCSM Oppenheimer Main Street Small Cap Fund. Wellington Management Company, LLP serves as investment subadviser to SCSM Blue Chip Mid Cap Fund. Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund. Templeton Global Advisors Limited advises the Templeton Growth Securities Fund. T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.

*On or about June 22, 2007, MFS/Sun Life Strategic Growth Series will merge into MFS/Sun Life Massachusetts Investors Growth Stock Series and MFS/Sun Life Capital Opportunities Series will merge into MFS/Sun Life Core Equity Series.
**On May 1, 2007, AIM V.I. Small Cap Growth Fund was reorganized into AIM V.I. Small Cap Equity Fund.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

4

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments
-	Generally, you must make an initial minimum premium payment equal to 1/12th of the Seven Pay Premium. If Seven Pay Premium is exceeded, the Policy becomes a Modified Endowment Contract.

-	Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year, not involving a 1035 exchange, under Internal Revenue Code Section 7702A.

- -
A 1035 exchange is a tax-sheltered exchange of cash value from one life insurance policy to another.

A Policy is a Modified Endowment Contract if the Premium paid is in excess of applicable tax law limitations.

- -
You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value
-	The Account Value equals
	- - -	premiums, plus investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less any partial surrenders and Policy charges.
Accessing Your Account Value

Cash Surrender Value is

- - - -	Account Value, less Policy Debt, plus any sales load refund due at surrender, plus any Enhanced Cash Surrender Value endorsement benefit.

- - -
You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-
	- -	the Guideline Premium Test, or the Cash Value Accumulation Test.
-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage you request.

-	If the Guideline Premium Test applies, you have a choice of two death benefit options-
	- -	the Specified Face Amount (Option A); or the Specified Face Amount plus your Account Value (Option B).

- - -
You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, you will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, you may-

	- -	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

The Variable Account

- - - -
We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor's claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

CONTRACT RISKS

-	When you choose Sub-Accounts in the Variable Account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.

- - -
With such Sub-Accounts, you assume all investment risk. Investment risk is the risk of poor investment performance. Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle. This Policy is unsuitable if you plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years.

Investment Options
- - - -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

If your Policy was issued before December 15, 2002, a Fixed Account investment option was not offered but became available, via Policy endorsement, on December 15, 2002. If that option was rejected, references to the Fixed Account within this prospectus should be disregarded.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Right to Return Period

You may return the Policy and receive a refund within the later of 45 days after you sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when you receive the Policy.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send you written notice and allow you a 61 day grace period. If you do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the expenses that you will pay at the time that you buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1] Premium Tax (on Premium) DAC Tax (on Premium) Sales Load on Premium up to and Including Target Premium[2] Sales Load on Premium in Excess of Target Premium[2]	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt	Maximum: Maximum for KY: Minimum: Minimum for KY:	4% in all states except KY 9% 2% in all states except KY 7%
		1.25%
		Policy Year 1: (as a percentage of premium up to and including target premium)	8.75%
		Policy Year 1: (as a percentage of premium in excess of target premium)	2.25%
Illustration Charge	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[3] Minimum and Maximum Charge Representative Owner Charge[5]	At the end of a Policy Month	(Per $1000 of Net Amount at Risk)
		Maximum: Minimum:	$1000.00[4] $0.35[4]
		Maximum: Minimum:	$4.55 $1.02
Mortality and Expense Risk Charge[6]	Daily	(On the assets allocated to the investment options in the Variable Account)
		Maximum: Current:	0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of a Policy Month	$13.75
Loan Interest[7]	At the end of each Policy Year	(as a percentage of Policy Debt)
		Maximum:	5.0%
Flat Extra Charge	At the end of a Policy Month	(Per $1000 of Specified Face Amount Net Amount at Risk and APB Rider Net Amount at Risk) Maximum: $20.00 Minimum: $1.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit Rider[3] (This charge is in addition to the Policy Cost of Insurance Charge.) Minimum and Maximum Charge Representative Owner Charge[5]	At the end of a Policy Month	(Per $1000 of Net Amount at Risk)
		Maximum: Minimum: Maximum: Minimum:	$1000.00[4] $0.35[4] $5.69 $1.02

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	2.47%

[1]The Expense Charge Applied to Premium is deducted from premium received.
[2]The Sales Load on Premium up to and Including Target Premium in Policy Years 2-7 is guaranteed not to exceed 8.75%. The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 2-7 is guaranteed not to exceed 2.25%. The Load is not applicable beyond Policy Year 7.
[3]The cost of insurance charge varies based on the length of time the Policy has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown in the Amount Deducted column of the Periodic Charges Table is the annual charge and may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.
[4]The numbers are annualized charges although deducted on a monthly basis. The $1000.00 is the annual maximum cost of insurance possible and represents the per $1000 of Net Amount at Risk charge for an Insured male, smoker or nonsmoker age 99. The $0.35 is the annual minimum cost of insurance charge possible and represents the per $1000 of Net Amount at Risk charge for an Insured female, nonsmoker, age 26.
5A Representative Owner is a male, nonsmoker, age 45. It is assumed the Owner and the Insured are the same person. The charges shown are annual charges.
[6]The Mortality and Expense Risk Charge is deducted in all Policy Years.
[7]Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the åFund Prospectusesæ). You should read the Fund Prospectuses, which may be obtained by calling 888-594-2654, before investing.

Fees and Expenses of the Funds. Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds you select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of average net assets. These fees and expenses are more fully described in the Fund Prospectuses.

Potential Conflicts. We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the legal requirements of the state where the Policy is issued.
Application and Issuance. To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to årateæ an Insured as a substandard risk, which will result in increased Monthly Cost of Insurance charges.

Death Benefit Compliance Test. The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the åCash Value Accumulation Testæ and the åGuideline Premium Test.æ Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the åDeath Benefit Percentageæ). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, you should consult with a qualified tax adviser before deciding.

Initial Premium Payment. A Minimum Premium will be due and payable as of the Issue Date. In general, the Minimum Premium equals 1/12th of the Seven Pay Premium. The Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year, not involving a 1035 exchange, so the Policy does not become a Modified Endowment Contract. Pending approval of your application, we will allocate any premium payments you make to our general account. If your application is not approved, we will promptly return your premium payments.

Effective Date of Coverage. Upon approval of your application, we will issue to you a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Effective Date of Coverage for the Policy will be the latest of-

- - -	the Issue Date, or the date we approve the application for the Policy, or the date you pay a premium equal to or in excess of the Minimum Premium.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that you have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If you are not satisfied with the Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the åRight to Return Policy Periodæ).

If you return the Policy during the Right to Return Policy Period, the Policy will be deemed void and you will receive a refund equal to the sum of-

- - -
the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and

any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, you will receive instead a refund equal to the sum of all premium payments made, without regard to the investment experience of the Variable Account. Unless you are entitled to receive a full refund of premium, you bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If you are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, you may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of ålife insuranceæ under the Internal Revenue Code. If you provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s ålife insuranceæ status under the Internal Revenue Code.

Guideline Premium Test Limitations. The Guideline Premium Test limits the amount of premium you may pay per year. We will not accept premium payments that would, in our opinion, exceeds these limits, if you have chosen this test as the applicable Death Benefit Compliance Test, unless you have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform you of the applicable maximum premium limitations for the coming years in our annual report to you. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium you may pay.

Planned Periodic Premiums. While you are not required to make premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium. Net Premium is the amount you pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Principal Office. An allocation change will be effective as of the date our Principal Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract. Less favorable federal tax rules apply to life insurance policies that are defined as åModified Endowment Contracts.æ One way the Policy could become a Modified Endowment Contract is if you pay premiums in excess of applicable tax-law limitations.

We will notify you if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from you to do so. If we have not received instructions within 24 hours of the date we sent notice to you, we will immediately return the premium.

                                          Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 100, on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of the APB Rider will be included in the Monthly Cost of Insurance deduction. This deduction will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine our sales load charges.  Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower sales load deductions for that Policy.

If you convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

- - - -
our receipt of your written request for termination,

the lapse of the Policy because of insufficient value, or

the Insured’s Attained Age 100 if the Maturity Date Extension Rider is in effect, or the termination of the Policy.

                                              Maturity Date Extension Rider

You may elect to extend the maturity date beyond the Insured’s Attained Age 100. No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100 and may be subject to tax consequences. We recommend that you receive counsel from your tax advisor. This rider may not be available in all states.

                                      Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if you surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

                                                  Fixed Account Endorsement

All Policies issued on or after December 15, 2002 include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option. Policies issued prior to December 15, 2002 may have this endorsement at the Owner's option. This endorsement may not be available in all states and is provided at no charge. This prospectus presupposes this endorsement is affixed to the Policy.

                                                Directed Deductions Endorsement

All Policies issued on or after December 15, 2002 include the Directed Deductions Endorsement. Policies issued prior to December 15, 2002 may have this endorsement at the Owner's option. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This prospectus presupposes this endorsement is affixed to the Policy.

                                                      Death Benefit

Policy Proceeds. If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

- - - -	the amount of the Base Death Benefit, minus the amount of any outstanding Policy Debt, plus the amount of any APB Rider Death Benefit, plus the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options. The Policy has two death benefit options. You will be required to select one of them in the Policy application.

  Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

- -	the Policy's Specified Face Amount, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

- -	the Specified Face Amount plus the Account Value, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and you will be deemed to have elected Option A, if you have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test. There is no charge related to the election of Option B.

Changes in the Death Benefit Option. If you have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then you may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Principal Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If you change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If you change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit. The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums and to offer the Policy only in conjunction with an APB Rider with a specified APB Rider Face Amount.

Changes in Face Amount. After the end of the first Policy Year, you may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless you specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Principal Office in writing. The Effective Date of Coverage for changes will be-

- -
for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount. An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount. The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options. The Account Value in the investment options on the Investment Start Date equals-

- - -
that portion of Net Premium received and allocated to the investment options, minus the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

- - - - - -
the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus any amounts transferred by You to the investment options during the current Valuation Period, minus any amounts transferred by You from the investment options during the current Valuation Period, plus

- - -
that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, minus that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

- - - -
any illustration charge assessed during the current Valuation Period, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor. The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

- - -
the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

-by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

Account Value in the Loan Account. The Account Value in the Loan Account is zero on the Investment Start Date. The Account Value in the Loan Account on any day after the Investment Start Date equals-

- - -
the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the åinterest credited on Loan Account rateæ of 4%, plus any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is åPolicy Debtæ. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable. If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

                                               Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. We will make transfers pursuant to an acceptable request to our Principal Office. An åacceptable requestæ is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be processed as of the date our Principal Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

- - -	the minimum amount that may be transferred; the frequency of transfers; and the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify you in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Variable Account has policies and procedures to discourage frequent transfers of Account Value. As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.
Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values by limiting the frequency of the transfer and reallocating or exchanging 100% of the values in the redeeming subaccounts.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-   when a new broker of record is designated for the Policy;
-   when necessary in our view to avoid hardship to an Owner;
-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies. In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the åFunds’ Harmful Trading Policiesæ) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies you as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Harmful Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value
Surrender. By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

- - - -

the Account Value, minus

the outstanding balance of any outstanding Policy Debt; plus the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

Partial Surrenders. You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Principal Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.
You may allocate a partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options on the date of partial surrender.

Policy Loans. Using the Policy as collateral, you may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the

Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment. We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

- - -
the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

the SEC, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

                                            Charges, Deductions and Refunds

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states (for example, Kentucky). We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states except Kentucky, in which case it is guaranteed not to exceed 9%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the "DAC tax" in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain group or sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless you direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% (0.00163894% daily) of assets. Our current effective annual rates as a percentage of assets are-

- - -	0.40% (0.00109371% daily) for Policy Years 1 through 10; 0.25% (0.00068408% daily) for Policy Years 11 through 20; and 0.20% (0.00054740% daily) thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless you direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If you surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)  is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)  is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)  is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. The cost of insurance rates shown in the Policy are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males and unisex Policies) or Table G (for females) Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

APB Rider Charge. The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. The rates are based on 125% of the 1980 CSO Mortality Table A (for males and unisex Policies) or G (for females), unless the Insured has been rated a substandard risk. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Other Charges and Expenses. We reserve the right to impose a charge for in-force illustrations, as more fully described at page 24. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at pages 20-21. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A definition of åflat extraæ is provided in the Glossary.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

                                                   Termination of Policy

The Policy will terminate on the earliest of-

- - - -	the date we receive your request to surrender, or the expiration date of the grace period due to insufficient value, or the date of Insured’s death; or the date of maturity.

                                                   Other Policy Provisions

Alteration. Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in satisfactory written form. The assignment will then be effective as of the date you signed the form, subject to any action taken before we receive it at our Principal Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner. While the Insured is alive, unless you have assigned any of these rights, you may-

- - - - -
transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary; and

exercise all other rights in the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice of the requested action. The request must be filed at our Principal Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date you signed the form, subject to any action taken before we receive it at our Principal Office.

Rights of Beneficiary. The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations. Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.
Conversion. You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex. If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide. Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments. Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification. Upon notice to you, we may modify the Policy if that modification-

- - - -
is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract. Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds. This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund. Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge. Other charges, fees and expenses payable under the Policy are not deducted from the performance information. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund’s or Sub-Account’s performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.

We may compare performance information in reports and promotional literature, to-

- - -
the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to policyowners and prospective policyowners. Topics may include-

-
the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

- - - -
the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 1997. We may, however, advertise return data based on the period of time that the Funds have been in existence. The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (the åNASDæ) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the NASD.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as åoverrideæ compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the åCodeæ), is not in force in the Commonwealth of Puerto Rico. Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico. However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a ålife insurance contractæ for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the åreasonable mortality chargeæ requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called åsub-standard risksæ) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a åmaterial changeæ to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s åInvestment in the Policyæ and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s åInvestment in the Policyæ (as defined below) is treated as ordinary income subject to tax and the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term åInvestment in the Policyæ means-

- - -
the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner’s gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The åInvestment in the Policyæ is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the åInvestment in the Policyæ by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called åsplit-dollaræ arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the åamount received under the contractæ to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Joshua Sobol, FSA, MAAA, Associate Product Officer for Corporate Markets of Sun Life Assurance Company of Canada (U.S.).

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms
Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage you request, as specified in your application, used in determining the Death Benefit.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of ålife insuranceæ under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Effective Date of Coverage-

- - -
Initially, the Investment Start Date;

with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; and

with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

- - -	the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount and any APB Rider Face Amount provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount you pay as the premium minus Expense Charges Applied to Premium.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or such other address as we may specify to you by written notice.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage you request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine our sales load charges.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

Appendix B
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice. Other Sun Life Financial affiliated companies have adopted their own privacy policies. Please check their websites for details.
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada (U. S. Operations)	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York	IFMG of Oklahoma, Inc.
Independence Life and Annuity Company	IFS Agencies, Inc.
IFS Agencies of Alabama, Inc.
IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
IFMG Securities, Inc.
LSC Insurance Agency of Arizona, Inc.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Securities Act of 1933 File No. 333-65048
Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE VUL

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

May 1, 2007

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated May 1, 2007. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-888-594-2654.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	3
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G	5
FINANCIAL STATEMENTS OF THE COMPANY	67

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening holding company subsidiaries: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account is fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 27, 2007, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, as described in Note 1), and have been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing therein (which report dated April 20, 2007 accompanying the financial statements expresses an unqualified opinion) and has been so included in their reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (the åNASDæ) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the NASD.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

o o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as åoverrideæ compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliate associated with such reinsurance arrangements could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to årateæ an Insured as a substandard risk, which will result in increased cost of insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males and unisex Policies) or Table G (for females).

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states except Kentucky, in which case it is guaranteed not to exceed 9%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%.

We also charge a sales load guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. There are no sales load charges after the seventh Policy Year. We may reduce or waive the sales load for certain group or sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner. Additional information may be obtained by calling the Company at 1-888-594-2654.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Condition - December 31, - 2006

Assets:	Shares	Cost	Value
Investments in:
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund Sub-Account ("AI6")	1,762	$22,448	$23,535
AIM V.I. Capital Appreciation Fund Sub-Account ("AI1")	94,763	2,061,688	2,484,690
AIM V.I. Core Equity Fund Sub-Account ("AI3")	1,841	45,538	50,110
AIM V.I. Growth Fund Sub-Account (""AI2")	-	-	-
AIM V.I. Mid Cap Core Equity Fund Sub-Account ("A22")	24,411	338,573	330,036
AIM V.I. Premier Equity Fund Sub-Account (""AVF")	-	-	-
AIM V.I. Small Company Growth Fund Sub-Account ("IV2")	9,162	156,135	169,490
AIM V.I. International Growth Fund Sub-Account ("AI4")	23,233	585,677	683,755
Alger American Fund:
Alger American MidCap Growth Portfolio Sub-Account ("AL4")	11,280	240,489	234,058
AllianceBernstein Variable Products Series Fund, Inc.:
AllianceBernstein VP Global Technology Fund Sub-Account ("AN2")	1,012	15,788	17,147
AllianceBernstein VP Growth and Income Fund Sub-Account ("AN3")	18,804	445,678	506,387
AllianceBernstein VP International Growth Portfolio Sub-Account ("AN4")	52,219	1,243,219	1,577,015
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account ("AN5")	4,081	53,663	54,519
AllianceBernstein VPS International Value Portolio Sub-Account ("IVP")	317,597	6,456,982	7,927,225
Delaware Variable Insurance Products Trust:
Delaware VIP Growth Opportunities Series Sub-Account ("DGO")	3,036	55,418	57,403
Delaware VIP REIT Series Sub-Account ("DRS")	32,424	636,513	741,209
Delaware VIP Small Cap Value Series Sub-Account ("DSV")	48,353	1,579,670	1,615,952
Delaware VIP Trend Series: SC Sub-Account ("DTS")	3,169	114,169	110,905
Dreyfus Investment Portfolios:
Dreyfus Emerging Leaders Portfolio Sub-Account ("DEL")	15,387	328,400	330,976
Dreyfus MidCap Stock Portfolio Sub-Account ("DMC")	1,286	24,019	22,361
Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio Sub-Account ("DCA")	574	20,909	24,433
Dreyfus VIF Developing Leaders Portfolio Sub-Account ("DSC")	121,010	4,975,486	5,086,068
Dreyfus VIF Growth and Income Portfolio Sub-Account ("DGI")	665	14,172	16,487
Dreyfus VIF Quality Bond Portfolio Sub-Account ("DQB")	620,441	7,007,047	6,967,549
Dreyfus Stock Index Fund Sub-Account ("DSI")	1,559,575	47,228,703	56,378,619
DWS Investments VIT Funds:
DWS Small Cap Index VIP: Class A Sub-Account ("SSI")	136,945	1,926,265	2,207,556
DWS Small Cap Index VIP: Class B Sub-Account ("SSC")	124,258	1,768,667	2,001,790
DWS Variables Series II:
DWS Dreman Small Cap Value VIP: Class A Sub-Account ("SCV")	4,708	102,050	107,965
FAM Variable Series Funds, Inc.
Mercury Value Opportunities V.I. Fund Sub-Account ("MLV")	105,539	2,748,976	2,470,672
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account ("AMG")	2,274	29,225	30,921
Fidelity VIP Contrafund Portfolio Sub-Account ("FCN")	275,932	8,393,151	8,683,575
Fidelity VIP Contrafund Portfolio SC 2 Sub-Account ("FL1")	75,006	2,291,982	2,333,447
Fidelity VIP Equity Income Portfolio Sub-Account ("FEI")	115,957	2,939,137	3,038,060
Fidelity VIP Growth & Income Portfolio Sub-Account ("FVG")	3,105	46,486	50,048
Fidelity VIP Growth Portfolio Sub-Account ("FGP")	5,146	185,995	184,593
Fidelity VIP Growth Portfolio SC 2 Sub-Account ("FL3")	26,979	882,372	955,611
Fidelity VIP High Income Portfolio Sub-Account ("FHI")	58,995	382,057	374,618
Fidelity VIP Index 500 Portfolio Sub-Account ("FIP")	227	29,316	36,637
Fidelity VIP Investment Grade Bond Portfolio Sub-Account ("FIG")	491,042	6,161,953	6,265,691
Fidelity VIP Money Market Portfolio Sub-Account ("FMM")	145,674	145,674	145,674
Fidelity VIP Money Market Portfolio SC Sub-Account ("FL5")	45,075,520	45,075,520	45,075,520
Fidelity VIP Overseas Portfolio Sub-Account ("FOF")	183	3,799	4,381
Fidelity VIP Overseas Portfolio SC 2 Sub-Account ("FL2")	37,453	785,061	889,500
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate Fund Sub-Account ("FRE")	14,615	482,095	515,189
Franklin Small-Mid Cap Growth Securities Fund Sub-Account ("FSC")	45,164	927,500	1,016,641
Mutual Shares Securities Fund Sub-Account ("FSS")	19,351	391,089	400,179
Templeton Foreign Securities Fund: Class 1 Sub-Account ("TFS")	235,186	3,576,546	4,466,185
See notes to Financial Statements

44

Sun Life of Canada ("U.S.) Variable Account G
Statements of Condition - December 31, 2006 - continued

Assets:	Shares	Cost	Value
Investments in ("continued):
Franklin Templeton Variable Insurance Products Trust ("continued):
Templeton Foreign Securities Fund: Class 2 Sub-Account ("FTI")	52,238	$783,482	$977,901
Templeton Growth Securities Fund: Class 1 Sub-Account ("TSF")	455,097	6,206,532	7,354,362
Templeton Growth Securities Fund: Class 2 Sub-Account ("FTG")	9,250	125,282	147,354
Goldman Sachs Variable Insurance Trust:
GSAM CORESM VIT Structured U.S. Equity Fund Sub-Account ("GS3")	9,478	123,046	139,042
GSAM VIT Capital Growth Fund Sub-Account ("GS7")	6,379	70,140	73,864
Janus Aspen Series:
Janus Aspen Series Mid Cap Value Portfolio Sub-Account ("MVP")	60,658	929,158	1,009,350
J.P. Morgan Series Trust II:
J.P. Morgan Bond Portfolio Sub-Account ("JBP")	1,135,796	13,277,739	13,459,181
J.P. Morgan Small Company Portfolio Sub-Account ("JP3")	41,410	605,205	737,932
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account ("JP1")	8,555	114,604	134,321
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account ("LA1")	116,471	3,192,022	3,417,261
Lord Abbett Series Fund International Portfolio Sub-Account ("LA3")	20,053	235,080	238,429
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account ("LA2")	203,772	4,417,271	4,438,148
MFS/Sun Life Series Trust:
MFS/Sun Life Bond Series SC Sub-Account ("MF7")	18,160	196,260	201,752
MFS/Sun Life Capial Opportunities Series SC Sub-Account ("CO1")	10,975	139,889	166,377
MFS/Sun Life Capital Appreciation Series Sub-Account ("MF1")	2,975	54,073	60,995
MFS/Sun Life Capital Appreciation Series SC Sub-Account ("MFD")	59	1,044	1,198
MFS/Sun Life Emerging Growth Series Sub-Account ("MF2")	9,908	156,527	182,812
MFS/Sun Life Emerging Growth Series SC Sub-Account ("MFF")	10,936	175,265	198,924
MFS/Sun Life Global Growth Series Sub-Account ("GGR")	15,412	202,084	242,585
MFS/Sun Life Government Securities Series Sub-Account ("MF6")	1,119,183	13,969,823	14,157,670
MFS/Sun Life Government Securities Series SC Sub-Account ("MFK")	5,179	64,951	65,153
MFS/Sun Life High Yield Series SC Sub-Account ("MFC")	12,544	84,160	86,305
MFS/Sun Life International Growth SC Sub-Account ("IG1")	108,474	1,583,640	1,936,268
MFS/Sun Life International Growth Series Sub-Account ("IGS")	383,063	5,675,181	6,868,311
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account ("M11")	12,338	103,318	129,793
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account ("M1B")	13,338	126,092	139,116
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account ("MF9")	15,333	510,772	519,635
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account ("MFL")	6,060	191,904	203,904
MFS/Sun Life Money Market Series Sub-Account ("MMS")	87,485,336	87,485,336	87,485,336
MFS/Sun Life New Discovery Series SC Sub-Account ("M1A")	99,136	1,324,152	1,588,161
MFS/Sun Life Research International Series Sub-Account ("RIS")	319,342	5,542,703	6,367,681
MFS/Sun Life Research Series Sub-Account ("RES")	1,369	20,971	25,636
MFS/Sun Life Research Series SC Sub-Account ("RE1")	37,436	597,121	696,313
MFS/Sun Life Strategic Growth Series Sub-Account ("SG1")	118,473	879,971	969,107
MFS/Sun Life Strategic Income Sub-Account ("SI1")	3,470	36,979	36,571
MFS/Sun Life Total Return Series Sub-Account ("TRS")	163,984	3,135,876	3,282,966
MFS/Sun Life Total Return Series SC Sub-Account ("MFJ")	160,640	3,021,360	3,190,312
MFS/Sun Life Utilities Series Sub-Account ("MF5")	10,667	234,167	247,999
MFS/Sun Life Utilities Series SC Sub-Account ("MFE")	4,414	91,091	101,926
MFS/Sun Life Value Series Sub-Account ("EIS")	236	3,948	4,410
MFS/Sun Life Value Series SC Sub-Account ("MV1")	36,690	576,812	682,074
MFS/Sun Life Mid Cap Growth Series Sub-Account ("MC1")	145,338	779,684	879,293
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account ("NLM")	50,713	651,084	647,101
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account ("NMC")	219,877	4,744,354	5,114,337
Neuberger Berman AMT Partners Portfolio Sub-Account ("NPP")	1,325	30,213	28,030
Neuberger Berman AMT Regency Portfolio Sub-Account ("NAR")	137,557	2,187,900	2,229,795
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA Sub-Account ("OCF")	265,115	9,864,446	10,983,703
Oppenheimer Global Securities Fund/VA Sub-Account ("OGS")	38,770	1,315,298	1,426,330
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account ("OSC")	99,136	1,792,224	1,898,451

See notes to Financial Statements

44

Sun Life of Canada ("U.S.) Variable Account G
Statements of Condition - December 31, 2006 - continued

Assets	Shares	Cost	Value
Investments in ("continued):
PIMCO Variable Insurance Trust:
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account ("PMB")	1,762	$22,448	$23,535
PIMCO VIT High Yield Portfolio Sub-Account ("PHY")	676,939	5,473,460	5,645,668
PIMCO VIT Low Duration Portfolio Sub-Account ("PLD")	622	6,243	6,260
PIMCO VIT Real Return Portfolio Sub-Account ("PRR")	271,609	3,373,220	3,240,293
PIMCO VIT Total Return Portfolio Sub-Account ("PTR")	1,930,633	19,641,371	19,538,005
Royce Capital Fund:
Royce Capital Fund - Small Cap Portfolio Sub-Account ("SCP")	5,029	51,217	53,659
Rydex Variable Trust:
Rydex VT Nova Fund Sub-Account ("RX1")	58	447	586
Rydex VT OTC Fund Sub-Account ("RX2")	11	132	162
Sun Capital Advisers TrustSM:
Sun CapitalSM All Cap Fund Sub-Account ("SCM")	24,209	278,757	299,468
Sun Capital Investment Grade Bond Fund Sub-Account ("SC2")	289,047	2,852,101	2,780,628
Sun Capital Money Market Fund Sub-Account ("SC1")	38,441,676	38,441,676	38,441,676
Sun Capital Real Estate Fund Sub-Account ("SC3")	436,489	8,451,801	10,737,626
SCSM Blue Chip Mid Cap Fund Sub-Account ("SC5")	239,378	4,799,241	4,557,755
SCSM Davis Venture Value Fund Sub-Account ("SC7")	8,690	101,772	114,442
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account ("SCB")	69,201	963,857	1,039,397
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio Sub-Account ("TBC")	59,860	602,885	629,724
T. Rowe Price Equity Income Portfolio Sub-Account ("REI")	1,088,834	24,256,659	27,046,640
T. Rowe Price New America Growth Portfolio Sub-Account ("RNA")	4,729	94,924	101,778
The Universal Institutional Funds, Inc.
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account ("VMG")	685,640	7,534,681	8,556,785
Van Kappen Life Investment Trust:
Van Kampen LIT Comstock Portfolio Sub-Account ("VCP")	32,114	448,716	473,674
Van Kampen LIT Growth and Income Portfolio Sub-Account ("VGI")	18,553	367,635	408,176
Total Assets:		$448,368,829	$475,584,330

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Condition - December 31, 2006 - continued

Net Assets Applicable to Contract Owners:		Net Asset
Investments in:	Units	Value
AI6	1,821	$23,535
AI1	215,990	2,484,690
AI3	3,033	50,110
AI2	-	-
A22	25,427	330,036
AVF	-	-
IV2	10,541	169,490
AI4	31,874	683,755
AL4	17,936	234,058
AN2	1,270	17,147
AN3	32,609	506,387
AN4	54,460	1,577,015
AN5	3,187	54,519
IVP	613,578	7,927,225
DGO	4,250	57,403
DRS	38,838	741,209
DSV	105,531	1,615,952
DTS	9,079	110,905
DEL	25,785	330,976
DMC	1,803	22,361
DCA	1,708	24,433
DSC	348,103	5,086,068
DGI	1,315	16,487
DQB	459,173	6,967,549
DSI	4,860,856	56,378,619
SSI	155,599	2,207,556
SSC	101,506	2,001,790
SCV	7,466	107,965
MLV	173,904	2,470,672
AMG	2,940	30,921
FCN	338,660	8,683,575
FL1	125,144	2,333,447
FEI	148,177	3,038,060
FVG	3,910	50,048
FGP	11,815	184,593
FL3	76,148	955,611
FHI	30,176	374,618
FIP	1,892	36,637
FIG	381,208	6,265,691
FL5	4,147,381	45,075,520
FOF	280	4,381
FL2	44,665	889,500
FRE	37,207	515,189
FSC	80,979	1,016,641
FSS	27,532	400,179
TFS	285,327	4,466,185
FTI	44,466	977,901
TSF	327,236	7,354,362
FTG	6,820	147,354
GS3	9,016	139,042
GS7	5,857	73,864
MVP	90,251	1,009,350
JBP	796,833	13,459,181
JP3	37,663	737,932
JP1	9,175	134,321
LA1	204,334	3,417,261
LA3	13,078	238,429
LA2	249,898	4,438,148

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Condition - December 31, 2006 - continued

Net Assets Applicable to Contract Owners (continued):		Net Asset
Investments in:	Units	Value
MF7	17,634	$201,752
CO1	12,204	166,377
MF1	5,248	60,995
MFD	98	1,198
MF2	11,539	182,812
MFF	14,086	198,924
GGR	10,520	242,585
MF6	844,369	14,157,670
MFK	5,329	65,153
MFC	5,339	86,305
IG1	105,254	1,936,268
IGS	578,150	6,868,311
M11	13,160	129,793
M1B	11,172	139,116
MF9	40,634	519,635
MFL	14,412	203,904
MMS	6,981,655	87,485,336
M1A	107,543	1,588,161
RIS	367,149	6,367,681
RES	2,005	25,636
RE1	48,215	696,313
SG1	82,241	969,107
SI1	3,059	36,571
TRS	163,267	3,282,966
MFJ	213,459	3,190,312
MF5	10,559	247,999
MFE	4,856	101,926
EIS	304	4,410
MV1	42,884	682,074
MC1	72,669	879,293
NLM	44,193	647,101
NMC	306,449	5,114,337
NPP	1,497	28,030
NAR	152,176	2,229,795
OCF	900,873	10,983,703
OGS	90,934	1,426,330
OSC	126,981	1,898,451
PMB	3,552	74,071
PHY	339,475	5,645,668
PLD	588	6,260
PRR	262,724	3,240,293
PTR	1,625,791	19,538,005
SCP	5,068	53,659
RX1	55	586
RX2	20	162
SCM	18,059	299,468
SC2	188,798	2,780,628
SC1	3,475,542	38,441,676
SC3	272,905	10,737,626
SC5	214,216	4,557,755
SC7	6,647	114,442
SCB	54,552	1,039,397
TBC	50,108	629,724
REI	1,485,420	27,046,640
RNA	9,247	101,778

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Condition - December 31, 2006 - continued

Net Assets Applicable to Contract Owners (continued):		Net Asset
Investments in:	Units	Value
VMG	577,966	$8,556,785
VCP	34,255	473,674
VGI	28,210	408,176
Net Assets Applicable to Contract Owners		475,438,656
Net Assets Applicable to Sponsor(1)	10,000	145,674
Total Net Assets		$475,584,330

(1) All net assets applicable to the Sponsor are held in Fidelity VIP Money Market Portfolio ("FMM")

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006

	AI6	AI1	AI3	AI2(1)	A22	AVF(1)
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$89	$1,411	$257	$-	$3,033	$1,095
Net investment income	89	1,411	257	-	3,033	1,095
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	643	4,334	(958)	1,122	37,003	16,161
Realized gain distributions	981	-	-	-	32,317	-
Net realized gains (losses)	1,624	4,334	(958)	1,122	69,320	16,161
Net unrealized appreciation (depreciation) on investments:
End of year	1,087	423,002	4,572	-	(8,537)	-
Beginning of year	233	298,179	847	531	24,548	10,493
Change in unrealized appreciation (depreciation)	854	124,823	3,725	(531)	(33,085)	(10,493)
Realized and unrealized gains (losses)	2,478	129,157	2,767	591	36,235	5,668
Increase (Decrease) in net assets from operations	$2,567	$130,568	$3,024	$591	$39,268	$6,763

	IV2	AI4	AL4	AN2	AN3	AN4
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$6,321	$-	$-	$7,719	$8,222
Net investment income	-	6,321	-	-	7,719	8,222
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	147,495	87,470	(115)	2,928	35,543	135,164
Realized gain distributions	-	-	11,041	-	34,658	6,735
Net realized gains (losses)	147,495	87,470	10,926	2,928	70,201	141,899
Net unrealized appreciation (depreciation) on investments:
End of year	13,355	98,078	(6,431)	1,359	60,709	333,796
Beginning of year	119,291	57,074	11	1,954	50,279	185,630
Change in unrealized appreciation (depreciation)	(105,936)	41,004	(6,442)	(595)	10,430	148,166
Realized and unrealized gains (losses)	41,559	128,474	4,484	2,333	80,631	290,065
Increase (Decrease) in net assets from operations	$41,559	$134,795	$4,484	$2,333	$88,350	$298,287

(1) For the period January 1, 2006 through April 26, 2006 (closing date of Sub-Account).

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	AN5(1)	IVP(2)	DGO	DRS	DSV	DTS(3)
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$5,401	$-	$2,674	$2,056	$-
Net investment income	-	5,401	-	2,674	2,056	-
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	101	41,821	3,995	36,446	33,350	(336)
Realized gain distributions	-	7,094	-	8,916	54,580	-
Net realized gains (losses)	101	48,915	3,995	45,362	87,930	(336)
Net unrealized appreciation (depreciation) on investments:
End of year	856	1,470,243	1,985	104,696	36,282	(3,264)
Beginning of year	-	-	4,235	16,433	27,432	-
Change in unrealized appreciation (depreciation)	856	1,470,243	(2,250)	88,263	8,850	(3,264)
Realized and unrealized gains (losses)	957	1,519,158	1,745	133,625	96,780	(3600)
Increase (Decrease) in net assets from operations	$957	$1,524,559	$1,745	$136,299	$98,836	$(3600)

	DEL(4)	DMC	DCA	DSC	DGI	DQB
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$73	$325	$26,462	$77	$318,722
Net investment income	-	73	325	26,462	77	318,722
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	-	(73)	420	162,800	853	(70,581)
Realized gain distributions	-	3,124	-	547,235	-	-
Net realized gains (losses)	-	3,051	420	710,035	853	(70,581)
Net unrealized appreciation (depreciation) on investments:
End of year	2,576	(1,658)	3,524	110,582	2,315	(39,498)
Beginning of year	-	(62)	986	867,750	1,414	(59,564)
Change in unrealized appreciation (depreciation)	2,576	(1,596)	2,538	(757,168)	901	20,066
Realized and unrealized gains (losses)	2,576	1,455	2,958	(47,133)	1754	(50,515)
Increase (Decrease) in net assets from operations	$2,576	$1,528	$3,283	$(20,671)	$1,831	$268,207

(1) For the period March 24, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(2) For the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(3) For the period March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(4) For the period December 18, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	DSI	SSI	SSC	SCV	MLV	AMG
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$799,096	$11,611	$7,199	$317	$6,831	$-
Net investment income	799,096	11,611	7,199	317	6,831	-
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	1,342,504	58,399	84,957	174	10,500	169
Realized gain distributions	-	77,674	83,033	3,074	415,755	-
Net realized gains (losses)	1,342,504	136,073	167,990	3,248	426,255	169
Net unrealized appreciation (depreciation) on investments:
End of year	9,149,916	281,291	233,123	5,915	(278,304)	1,696
Beginning of year	4,598,520	112,238	134,096	257	(101,065)	705
Change in unrealized appreciation (depreciation)	4,551,396	169,053	99,027	5,658	(177,239)	991
Realized and unrealized gains (losses)	5,893,900	305,126	267,017	8,906	249,016	1,160
Increase (Decrease) in net assets from operations	$6,692,996	$316,737	$274,216	$9,223	$255,847	$1,160

	FCN	FLI	FEI	FVG	FGP	FL3
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$92,533	$28,068	$233,795	$471	$12,283	$2,315
Net investment income	92,533	28,068	233,795	471	12,283	2,315
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	185,097	1,123,748	1,752,096	499	494,199	189,723
Realized gain distributions	664,411	201,046	761,206	1,316	-	-
Net realized gains (losses)	849,508	1,324,794	2,513,302	1,815	494,199	189,723
Net unrealized appreciation (depreciation) on investments:
End of year	290,424	41,465	98,923	3,562	(1,402)	73,239
Beginning of year	602,160	1,037,014	1,586,489	285	463,214	173,889
Change in unrealized appreciation (depreciation)	(311,736)	(995,549)	(1,487,566)	3,277	(464,616)	(100,650)
Realized and unrealized gains (losses)	537,772	329,245	1,025,736	5,092	29,583	89,073
Increase (Decrease) in net assets from operations	$630,305	$357,313	$1,259,531	$5,563	$41,866	$91,388

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	FHI	FIP	FIG	FMM	FL5	FOF(1)
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$28,017	$997	$173,717	$6,770	$464,169	$-
Net investment income	28,017	997	173,717	6,770	464,169	-
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	2,677	7,046	(2,311)	-	-	12
Realized gain distributions	-	-	10,402	-	-	-
Net realized gains (losses)	2,677	7,046	8,091	-	-	12
Net unrealized appreciation (depreciation) on investments:
End of year	(7,439)	7,321	103,738	-	-	582
Beginning of year	(16,388)	8,919	36,786	-	-	-
Change in unrealized appreciation (depreciation)	8,949	(1,598)	66,952	-	-	582
Realized and unrealized gains (losses)	11,626	5,448	75,043	-	-	594
Increase (Decrease) in net assets from operations	$39,643	$6,445	$248,760	$6,770	$464,169	$594
	FL2	FRE	FSC	FSS(2)	TFS	FTI
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$6,199	$11,050	$-	$-	$53,828	$9,405
Net investment income	6,199	11,050	-	-	53,828	9,405
Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	525,306	(2,154)	19,341	5	62,922	77,962
Realized gain distributions	5,372	38,874	-	-	-	-
Net realized gains (losses)	530,678	36,720	19,341	5	62,922	77,962
Net unrealized appreciation (depreciation) on investments:
End of year	104,439	33,094	89,141	9,090	889,639	194,419
Beginning of year	439,107	78	30,860	-	261,580	115,829
Change in unrealized appreciation (depreciation)	(334,668)	33,016	58,281	9,090	628,059	78,590
Realized and unrealized gains (losses)	196,010	69,736	77,622	9,095	690,981	156,552
Increase (Decrease) in net assets from operations	$202,209	$80,786	$77,622	$9,095	$744,809	$165,957

(1) For the period March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(2) For the period November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	TSF	FTG	GS3	GS7	MVP(1)	JBP
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$205,121	$1,584	$1,434	$91	$12,942	$504,699
Net investment income	205,121	1,584	1,434	91	12,942	504,699

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	1,597,314	36,097	5,385	7,351	(18,608)	2,670
Realized gain distributions	505,417	4,414	-	-	49,556	21,469
Net realized gains (losses)	2,102,731	40,511	5,385	7,351	30,948	24,139
Net unrealized appreciation (depreciation) on investments:
End of year	1,147,830	22,072	15,996	3,724	80,192	181,442
Beginning of year	1,469,254	26,638	8,649	6,197	-	173,899
Change in unrealized appreciation (depreciation)	(321,424)	(4,566)	7,347	(2,473)	80,192	7,543
Realized and unrealized gains (losses)	1,781,307	35,945	12,732	4,878	111,140	31,682
Increase (Decrease) in net assets from operations	$1,986,428	$37,529	$14,166	$4,969	$124,082	$536,381

	JP3	JP1	LA1	LA3	LA2	MF7
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$1,189	$40,426	$905	$20,208	$1,598
Net investment income	-	1,189	40,426	905	20,208	1,598

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	15,888	133	653,321	4,335	265,957	(8,592)
Realized gain distributions	21,110	-	108,330	26,530	314,862	158
Net realized gains (losses)	36,998	133	761,651	30,865	580,819	(8,434)
Net unrealized appreciation (depreciation) on investments:
End of year	132,727	19,717	225,239	3,349	20,877	5,492
Beginning of year	75,473	1,996	148,781	7,573	174,449	(8,601)
Change in unrealized appreciation (depreciation)	57,254	17,721	76,458	(4,224)	(153,572)	14,093
Realized and unrealized gains (losses)	94,252	17,854	838,109	26,641	427,247	5,659
Increase (Decrease) in net assets from operations	$94,252	$19,043	$878,535	$27,546	$447,455	$7,257

(1) For the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	CO1	MF1	MFD	MF2	MFF	GGR
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$375	$15,736	$-	$-	$-	$885
Net investment income	375	15,736	-	-	-	885

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	1,490	806,623	84,193	2,438	1,945	1,419
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	1,490	806,623	84,193	2,438	1,945	1,419

Net unrealized appreciation (depreciation) on investments:
End of year	26,488	6,922	154	26,285	23,659	40,501
Beginning of year	7,571	943,285	96,404	14,184	14,469	11,054
Change in unrealized appreciation (depreciation)	18,917	(936,363)	(96,250)	12,101	9,190	29,447
Realized and unrealized gains (losses)	20,407	(129,740)	(12,057)	14,539	11,135	30,866
Increase (Decrease) in net assets from operations	$20,782	$(114,004)	$(12,057)	$14,539	$11,135	$31,751

	MF6	MFK	MFC	IG1	IGS(1)	M11
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$924,683	$84,141	$4,725	$7,266	$-	$96
Net investment income	924,683	84,141	4,725	7,266	-	96

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	(822,279)	(73,083)	(6,408)	32,729	5,756	529
Realized gain distributions	-	-	-	123,362	-	-
Net realized gains (losses)	(822,279)	(73,083)	(6,408)	156,091	5,756	529
Net unrealized appreciation (depreciation) on investments:
End of year	187,847	202	2,145	352,628	1,193,130	26,475
Beginning of year	(475,877)	(13,860)	(8,066)	164,766	-	17,544
Change in unrealized appreciation (depreciation)	663,724	14,062	10,211	187,862	1,193,130	8,931
Realized and unrealized gains (losses)	(158,555)	(59,021)	3,803	343,953	1,198,886	9,460
Increase (Decrease) in net assets from operations	$766,128	$25,120	$8,528	$351,219	$1,198,886	$9,556

(1) For the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	M1B	MF9	MFL	MMS	M1A	RIS
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$160	$1,223	$2,355,767	$-	$63,800
Net investment income	-	160	1,223	2,355,767	-	63,800

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	11,693	7,794	2,092	-	26,305	338,175
Realized gain distributions	-	-	-	-	-	336,243
Net realized gains (losses)	11,693	7,794	2,092		26,305	674,418
Net unrealized appreciation (depreciation) on investments:	13,024	8,863	12,000	-	264,009	824,978
End of year	11,172	4,652	2,226	-	106,385	326,046
Beginning of year
Change in unrealized appreciation (depreciation)	1,852	4,211	9,774	-	157,624	498,932
Realized and unrealized gains (losses)	13,545	12,005	11,866	-	183,929	1,173,350
Increase (Decrease) in net assets from operations	$13,545	$12,165	$13,089	$2,355,767	$183,929	$1,237,150

	RES	RE1	SG1	SI1	TRS	MFJ
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account

Income:
Dividends	$134	$2,625	$-	$2,013	$357,975	$98,447
Net investment income	134	2,625	-	2,013	357,975	98,447

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	832	2,366	7,362	(31)	419,122	118,885
Realized gain distributions	-	-	-	384	504,835	149,889
Net realized gains (losses)	832	2,366	7,362	353	923,957	268,774
Net unrealized appreciation (depreciation) on investments:
End of year	4,665	99,192	89,136	(408)	147,090	168,952
Beginning of year	3,568	42,048	46,213	6	645,555	127,652
Change in unrealized appreciation (depreciation)	1,097	57,144	42,923	(414)	(498,465)	41,300
Realized and unrealized gains (losses)	1,929	59,510	50,285	(61)	425,492	310,074
Increase (Decrease) in net assets from operations	$2,063	$62,135	$50,285	$1,952	$783,467	$408,521

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	MF5	MFE	EIS	MV1	MC1	NLM
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$1,308	$759	$60	$8,014	$-	$19,847
Net investment income	1,308	759	60	8,014	-	19,847

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	2,649	1,211	(5)	18,404	31,277	(3,189)
Realized gain distributions	-	-	147	23,224	-	-
Net realized gains (losses)	2,649	1,211	142	41,628	31,277	(3,189)
Net unrealized appreciation (depreciation) on investments:
End of year	13,832	10,835	462	105,262	99,609	(3,983)
Beginning of year	6,397	403	-	39,865	106,878	(13,570)
Change in unrealized appreciation (depreciation)	7,435	10,432	462	65,397	(7,269)	9,587
Realized and unrealized gains (losses)	10,084	11,643	604	107,025	24,008	6,398
Increase (Decrease) in net assets from operations	$11,392	$12,402	$664	$115,039	$24,008	$26,245

	NMC	NPP	NAR	OCF	OGS	OSC
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$189	$8,505	$9,293	$4,439	$2,755
Net investment income	-	189	8,505	9,293	4,439	2,755

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	681,180	1	229,758	78,347	14,492	104,361
Realized gain distributions	-	2,913	117,909	-	23,187	54,382
Net realized gains (losses)	681,180	2,914	347,667	78,347	37,679	158,743
Net unrealized appreciation (depreciation) on investments:
End of year	369,983	(2,183)	41,895	1,119,257	111,032	106,227
Beginning of year	586,670	19	223,047	31,360	344	43,005
Change in unrealized appreciation (depreciation)	(216,687)	(2,202)	(181,152)	1,087,897	110,688	63,222
Realized and unrealized gains (losses)	464,493	712	166,515	1,166,244	148,367	221,965
Increase (Decrease) in net assets from operations	$464,493	$901	$175,020	$1,175,537	$152,806	$224,720

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	PMB	PHY	PLD	PRR	PTR	SCP(1)
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$1,716	$175,830	$164	$107,959	$571,269	$-
Net investment income	1,716	175,830	164	107,959	571,269	-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	19	(6,706)	(26)	(63,443)	(68,523)	259
Realized gain distributions	997	-	-	83,480	102,971	-
Net realized gains (losses)	1,016	(6,706)	(26)	20,037	34,448	259
Net unrealized appreciation (depreciation) on investments:
End of year	1,571	172,208	17	(132,927)	(103,366)	2,442
Beginning of year	990	865	(7)	(21,036)	(95,838)	-
Change in unrealized appreciation (depreciation)	581	171,343	24	(111,891	(7,528)	2,442
Realized and unrealized gains (losses)	1,597	164,637	(2)	(91,854)	26,920	2,701
Increase (Decrease) in net assets from operations	$3,313	$340,467	$162	$16,105	$598,189	$2,701

	RX1	RX2	SCM	SC2	SC1	SC3
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$7	$-	$3,959	$128,811	$1,520,786	$145,108
Net investment income	7	-	3,959	128,811	1,520,786	145,108

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	11	3	(17,218)	(20,755)	-	721,099
Realized gain distributions	-	-	852	27,220	-	392,840
Net realized gains (losses)	11	3	(16,366)	6,465	-	1,113,939
Net unrealized appreciation (depreciation) on investments:
End of year	139	30	20,711	(71,473)	-	2,285,825
Beginning of year	61	15	(41,402)	(73,041)	-	699,921
Change in unrealized appreciation (depreciation)	78	15	62,113	1,568	-	1,585,904
Realized and unrealized gains (losses)	89	18	45,747	8,033	-	2,699,843

Increase (Decrease) in net assets from operations	$96	$18	$49,706	$136,844	$1,520,786	$2,844,951

(1) For the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statement of Operations - Year Ended December 31, 2006 - continued

	SC5	SC7	SCB	TBC	REI	RNA
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$657	$-	$1,046	$356,850	$47
Net investment income	-	657	-	1,046	356,850	47

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	798,702	1,728	90,794	5,510	865,570	495
Realized gain distributions	707,021	-	38,161	-	687,584	1,307
Net realized gains (losses)	1,505,723	1,728	128,955	5,510	1,553,154	1,802
Net unrealized appreciation (depreciation) on investments:
End of year	(241,486)	12,670	75,540	26,839	2,789,981	6,854
Beginning of year	757,675	3,111	(30,910)	3,124	673,653	2,564
Change in unrealized appreciation (depreciation)	(999,161)	9,559	106,450	23,715	2,116,328	4,290
Realized and unrealized gains (losses)	506,562	11,287	235,405	29,225	3,669,482	6,092
Increase (Decrease) in net assets from operations	$506,562	$11,944	$235,405	$30,271	$4,026,332	$6,139

	VMG	VCP	VGI
	Sub-	Sub-	Sub-
	Account	Account	Account
Income:
Dividends	$-	$3,310	$262
Net investment income	-	3,310	262

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	(7,376)	4	(100)
Realized gain distributions	16,785	13,547	1,454
Net realized gains (losses)	9,409	13,551	1,354
Net unrealized appreciation (depreciation) on investments:
End of year	1,022,104	24,958	40,541
Beginning of year	(722)	55	(67)
Change in unrealized appreciation (depreciation)	1,022,826	24,903	40,608
Realized and unrealized gains (losses)	1,032,235	38,454	41,962
Increase (Decrease) in net assets from operations	$1,032,235	$41,764	$42,224

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets

	AI6		AI1		AI3		AI2(1)		A22
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$89	$9	$1,411	$1,061	$257	$165	$-	$-	$3,033	$3,260
Net realized gains (losses)	1,624	116	4,334	(14,430)	(958)	426	1,122	6	69,320	36,598
Change in unrealized gains (losses)	854	233	124,823	160,240	3,725	23	(531)	531	(33,085)	24,548
Increase (Decrease) in net assets from operations	2,567	358	130,568	146,871	3,024	614	591	537	39,268	64,406

Contract Owner Transactions:
Purchase payments received	14,484	11,548	323,881	318,735	35,272	4,830	-	3,021	3,301	810,538
Net transfers between Sub-Accounts	(74)	-	8,680	(126,665)	6,517	-	(8,721)	5,183	(383,907)	(155,700)
Withdrawals and surrenders	-	-	-	(1,468)	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(3,881)	(1,467)	(26,474)	(24,590)	(5,987)	(2,236)	(246)	(365)	(21,433)	(26,437)
Increase (Decrease) in net assets from contract
owner transactions	10,529	10,081	306,087	166,012	35,802	2,594	(8,967)	7,839	(402,039)	628,401
Increase (Decrease) in net assets	13,096	10,439	436,655	312,883	38,826	3,208	(8,376)	8,376	(362,771)	692,807

Net Assets:
Beginning of year	10,439	-	2,048,035	1,735,152	11,284	8,076	8,376	-	692,807	-
End of year	$23,535	$10,439	$2,484,690	$2,048,035	$50,110	$11,284	$-	$8,376	$330,036	$692,807

Unit Activity from Participant Transactions:
Beginning of Year	915	-	189,249	174,503	818	617	727	-	59,376	-
Units purchased	1,234	1,048	28,379	29,120	2,438	370	-	273	271	75,770
Units tranferred between Sub-Accounts	-	-	755	(11,762)	181	-	(707)	488	(32,447)	(14,016)
Units withdrawn, surrendered or canceled	(328)	(133)	(2,393)	(2,612)	(404)	(169)	(20)	(34)	(1,773)	(2,378)
End of Year	1,821	915	215,990	189,249	3,033	818	-	727	25,427	59,376

(1) For the period January 1, 2006 through April 26, 2006 (closing date of Sub-Account).

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	AVF(1)		IV2		AI4		AL4		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$1,095	$864	$-	$-	$6,321	$2,512	$-	$-	$-	$-
Net realized gains (losses)	16,161	2,088	147,495	1,946	87,470	43,648	10,926	(12)	2,928	759
Change in unrealized gains (losses)	(10,493)	2,642	(105,936)	53,861	41,004	19,287	(6,442)	11	(595)	(150)
Increase (Decrease) in net assets from operations	6,763	5,594	41,559	55,807	134,795	65,447	4,484	(1)	2,333	609

Contract Owner Transactions:
Purchase payments received	4,315	37,493	32,048	232,014	148,937	116,858	102,501	804	8,662	13,243
Net transfers between Sub-Accounts	(112,629)	7,677	(290,020)	248,611	(1,534)	39,044	127,887	-	(13,786)	(12,874)
Withdrawals and surrenders	(21)	-	(720,430)	-	-	-	-	-	(3,781)	-
Mortality and expense risk, cost of insurance and
contract charges	(2,349)	(5,845)	(3,953)	(13,890)	(8,588)	(5,334)	(1,520)	(97)	(420)	(749)
Increase (Decrease) in net assets from contract
owner transactions	(110,684)	39,325	(982,355)	466,735	138,815	150,568	228,868	707	(9,325)	(380)
Increase (Decrease) in net assets	(103,921)	44,919	(940,796)	522,542	273,610	216,015	233,352	706	(6,992)	229

Net Assets:
Beginning of year	103,921	59,002	1,110,286	587,744	410,145	194,130	706	-	24,139	23,910
End of year	$-	$103,921	$169,490	$1,110,286	$683,755	$410,145	$234,058	$706	$17,147	$24,139

Unit Activity from Participant Transactions:
Beginning of Year	12,129	7,274	78,833	43,896	24,516	13,682	61	-	1,935	1,986
Units purchased	485	4,643	2,095	17,737	7,931	7,853	7,855	69	679	1,131
Units tranferred between Sub-Accounts	(12,349)	928	(20,024)	18,248	(114)	3,341	10,143	-	(1,016)	(1,117)
Units withdrawn, surrendered or canceled	(265)	(716)	(50,363)	(1,048)	(459)	(360)	(123)	(8)	(328)	(65)
End of Year	-	12,129	10,541	78,833	31,874	24,516	17,936	61	1,270	1,935

(1) For the period January 1, 2006 through April 26, 2006 (closing date of Sub-Account).

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	AN3		AN4		AN5(1)		IVP(2)		DGO
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$7,719	$6,521	$8,222	$2,469	$-	$-	$5,401	$-	$-	$-
Net realized gains (losses)	70,201	3,727	141,899	11,991	101	-	48,915	-	3,995	88
Change in unrealized gains (losses)	10,430	17,495	148,166	140,183	856	-	1,470,243	-	(2,250)	4,235
Increase (Decrease) in net assets from operations	88,350	27,743	298,287	154,643	957	-	1,524,559	-	1,745	4,323

Contract Owner Transactions:
Purchase payments received	136,731	90,548	359,222	269,832	52,025	-	2,046,291	-	-	-
Net transfers between Sub-Accounts	(315,824)	137,802	366,892	181,629	3,084	-	4,397,577	-	(23,142)	78,468
Withdrawals and surrenders	(9,196)	-	(295,678)	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(16,427)	(15,017)	(30,616)	(15,735)	(1,547)	-	(41,202)	-	(3,424)	(567)
Increase (Decrease) in net assets from contract
owner transactions	(204,716)	213,333	399,820	435,726	53,562	-	6,402,666	-	(26,566)	77,901
Increase (Decrease) in net assets	(116,366)	241,076	698,107	590,369	54,519	-	7,927,225	-	(24,821)	82,224

Net Assets:
Beginning of year	622,753	381,677	878,908	288,539	-	-	-	-	82,224	-
End of year	$506,387	$622,753	$1,577,015	$878,908	$54,519	$-	$7,927,225	$-	$57,403	$82,224

Unit Activity from Participant Transactions:
Beginning of Year	46,915	30,073	38,455	15,219	-	-	-	-	6,474	-
Units purchased	9,865	7,117	14,550	14,547	3,060	-	195,138	-	-	-
Units tranferred between Sub-Accounts	(22,364)	10,895	14,849	9,461	219	-	421,967	-	(1,964)	6,520
Units withdrawn, surrendered or canceled	(1,807)	(1,170)	(13,394)	(772)	(92)	-	(3,527)	-	(260)	(46)
End of Year	32,609	46,915	54,460	38,455	3,187	-	613,578	-	4,250	6,474
(1) For the period March 24, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

(2) For the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	DRS		DSV		DTS(1)		DEL(2)		DMC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$2,674	$-	$2,056	$-	$-	$-	$-	$-	$73	$-
Net realized gains (losses)	45,362	1,647	87,930	6,751	(336)	-	-	-	3,051	-
Change in unrealized gains (losses)	88,263	16,433	8,850	27,432	(3,264)	-	2,576	-	(1,596)	(62)
Increase (Decrease) in net assets from operations	136,299	18,080	98,836	34,183	(3,600)	-	2,576	-	1,528	(62)

Contract Owner Transactions:
Purchase payments received	693,491	28,087	748,707	118,431	-	-	330,029	-	3,624	18,046
Net transfers between Sub-Accounts	(363,525)	239,271	455,613	214,869	118,802	-	40	-	-	-
Withdrawals and surrenders	-	-	-	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(5,442)	(5,052)	(40,685)	(14,002)	(4,297)	-	(1,669)	-	(769)	(6)
Increase (Decrease) in net assets from contract
owner transactions	324,524	262,306	1,163,635	319,298	114,505	-	328,400	-	2,855	18,040
Increase (Decrease) in net assets	460,823	280,386	1,262,471	353,481	110,905	-	330,976	-	4,383	17,978

Net Assets:
Beginning of year	280,386	-	353,481	-	-	-	-	-	17,978	-
End of year	$741,209	$280,386	$1,615,952	$353,481	$110,905	$-	$330,976	$-	$22,361	$17,978

Unit Activity from Participant Transactions:
Beginning of Year	19,485	-	26,821	-	-	-	-	-	1,562	-
Units purchased	44,594	2,015	49,218	9,753	-	-	25,916	-	305	1,563
Units tranferred between Sub-Accounts	(24,905)	17,826	32,296	18,191	9,447	-	-	-	-	-
Units withdrawn, surrendered or canceled	(336)	(356)	(2,804)	(1,123)	(368)	-	(131)	-	(64)	(1)
End of Year	38,838	19,485	105,531	26,821	9,079	-	25,785	-	1,803	1,562

(1) For the period March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

(2) For the period December 18, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	DCA		DSC		DGI		DQB		DSI
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006		2005
Operations:
Net investment income (loss)	$325	$44	$26,462	$-	$77	$166	$318,722	$221,771	$	$ 799,096	$516,314
Net realized gains (losses)	420	33,800	710,035	488,186	853	608	(70,581)	13,015		1,342,504	74,182
Change in unrealized gains (losses)	2,538	(29,577)	(757,168)	58,911	901	(280)	20,066	(81,063)		4,551,396	1,179,155
Increase (Decrease) in net assets from operations	3,283	4,267	(20,671)	547,097	1,831	494	268,207	153,723		6,692,996	1,769,651

Contract Owner Transactions:
Purchase payments received	6,666	5,677	290,530	810,397	5,025	3,295	320,286	314,882		15,793,841	8,592,510
Net transfers between Sub-Accounts	-	(274,794)	(1,778,079)	789,633	(545)	131	325,376	202,081		3,191,534	5,944,929
Withdrawals and surrenders	-	-	-	(23,287)	-	-	-	(36,513)		(4,647,088)	(177,126)
Mortality and expense risk, cost of insurance and
contract charges	(4,368)	(4,804)	(110,866)	(114,932)	(2,866)	(2,476)	(98,984)	(95,631)		(843,811)	(589,833)
Increase (Decrease) in net assets from contract
owner transactions	2,298	(273,921)	(1,598,415)	1,461,811	1,614	950	546,678	384,819		13,494,476	13,770,480
Increase (Decrease) in net assets	5,581	(269,654)	(1,619,086)	2,008,908	3,445	1,444	814,885	538,542		20,187,472	15,540,131

Net Assets:
Beginning of year	18,852	288,506	6,705,154	4,696,246	13,042	11,598	6,152,664	5,614,122		36,191,147	20,651,016
End of year	$24,433	$18,852	$5,086,068	$6,705,154	$16,487	$13,042	$6,967,549	$6,152,664		$56,378,619	$36,191,147

Unit Activity from Participant Transactions:
Beginning of Year	1,535	24,514	476,208	352,886	1,188	1,094	422,644	395,218		3,603,696	2,152,440
Units purchased	511	477	19,992	63,882	424	316	21,979	21,882		1,478,984	903,262
Units tranferred between Sub-Accounts	-	(23,053)	(140,320)	69,807	(46)	13	21,285	14,800		277,023	627,639
Units withdrawn, surrendered or canceled	(338)	(403)	(7,777)	(10,367)	(251)	(235)	(6,735)	(9,256)		(498,847)	(79,645)
End of Year	1,708	1,535	348,103	476,208	1,315	1,188	459,173	422,644		4,860,856	3,603,696

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SSI		SSC		SCV		MLV		AMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$11,611	$9,016	$7,199	$4,183	$317	$-	$6,831	$4,930	$-	$-
Net realized gains (losses)	136,073	38,376	167,990	42,321	3,248	-	426,255	222,319	169	23,237
Change in unrealized gains (losses)	169,053	112,238	99,027	32,194	5,658	257	(177,239)	(101,065)	991	(24,669)
Increase (Decrease) in net assets from operations	316,737	159,630	274,216	78,698	9,223	257	255,847	126,184	1,160	(1,432)

Contract Owner Transactions:
Purchase payments received	314,680	637,169	439,913	459,083	33,223	-	443,509	26,787	16,087	5,088
Net transfers between Sub-Accounts	513,175	748,859	90,073	103,942	61,641	5,386	(42,568)	1,735,949	198	(217,852)
Withdrawals and surrenders	(428,909)	-	(136,946)	(598)	-	-	-	-	(1,309)	-
Mortality and expense risk, cost of insurance and
contract charges	(35,676)	(18,109)	(35,454)	(24,760)	(1,765)	-	(52,384)	(22,652)	(2,541)	(4,242)
Increase (Decrease) in net assets from contract
owner transactions	363,270	1,367,919	357,586	537,667	93,099	5,386	348,557	1,740,084	12,435	(217,006)
Increase (Decrease) in net assets	680,007	1,527,549	631,802	616,365	102,322	5,643	604,404	1,866,268	13,595	(218,438)

Net Assets:
Beginning of year	1,527,549	-	1,369,988	753,623	5,643	-	1,866,268	-	17,326	235,764
End of year	$2,207,556	$1,527,549	$2,001,790	$1,369,988	$107,965	$5,643	$2,470,672	$1,866,268	$30,921	$17,326

Unit Activity from Participant Transactions:
Beginning of Year	126,501	-	81,411	46,571	488	-	148,198	-	1,848	21,978
Units purchased	22,907	56,249	24,577	30,162	2,298	-	32,897	2,257	1,413	488
Units tranferred between Sub-Accounts	39,112	71,818	5,478	6,267	4,813	488	(3,306)	147,803	17	(20,219)
Units withdrawn, surrendered or canceled	(32,921)	(1,566)	(9,960)	(1,589)	(133)	-	(3,885)	(1,862)	(338)	(399)
End of Year	155,599	126,501	101,506	81,411	7,466	488	173,904	148,198	2,940	1,848

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FCN		FL1		FEI		FVG		FGP
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$92,533	$5,470	$28,068	$3,742	$233,795	$144,563	$471	$-	$12,283	$13,030
Net realized gains (losses)	849,508	67,457	1,324,794	65,844	2,513,302	1,533,579	1,815	12	494,199	(11,064)
Change in unrealized gains (losses)	(311,736)	305,602	(995,549)	636,880	(1,487,566)	(1,177,686)	3,277	285	(464,616)	170,662
Increase (Decrease) in net assets from operations	630,305	378,529	357,313	706,466	1,259,531	500,456	5,563	297	41,866	172,628

Contract Owner Transactions:
Purchase payments received	1,875,252	702,141	683,056	875,022	1,221,800	2,109,999	24,610	26,590	343,589	435,570
Net transfers between Sub-Accounts	3,432,324	266,377	(136,757)	977,269	(9,498,900)	(9,126,509)	(112)	-	(3,127,704)	49
Withdrawals and surrenders	-	(41,102)	(3,652,604)	(2,383)	-	(3,277)	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(153,405)	(50,085)	(85,887)	(111,123)	(182,940)	(262,373)	(5,273)	(1,627)	(56,203)	(73,612)
Increase (Decrease) in net assets from contract
owner transactions	5,154,171	877,331	(3,192,192)	1,738,785	(8,460,040)	(7,282,160)	19,225	24,963	(2,840,318)	362,007
Increase (Decrease) in net assets	5,784,476	1,255,860	(2,834,879)	2,445,251	(7,200,509)	(6,781,704)	24,788	25,260	(2,798,452)	534,635

Net Assets:
Beginning of year	2,899,099	1,643,239	5,168,326	2,723,075	10,238,569	17,020,273	25,260	-	2,983,045	2,448,410
End of year	$8,683,575	$2,899,099	$2,333,447	$5,168,326	$3,038,060	$10,238,569	$50,048	$25,260	$184,593	$2,983,045

Unit Activity from Participant Transactions:
Beginning of Year	126,315	83,724	308,911	189,838	600,228	1,056,327	2,234	-	204,148	177,274
Units purchased	74,743	33,383	39,227	59,580	66,599	130,306	2,121	2,382	23,152	32,206
Units tranferred between Sub-Accounts	143,938	13,629	(8,209)	66,977	(508,492)	(569,956)	-	-	(211,705)	-
Units withdrawn, surrendered or canceled	(6,336)	(4,421)	(214,785)	(7,484)	(10,158)	(16,449)	(445)	(148)	(3,780)	(5,332)
End of Year	338,660	126,315	125,144	308,911	148,177	600,228	3,910	2,234	11,815	204,148

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FL3		FHI		FIP		FIG		FMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$2,315	$4,137	$28,017	$50,510	$997	$965	$173,717	$-	$6,770	$4,087
Net realized gains (losses)	189,723	9,986	2,677	1,663	7,046	360	8,091	2,012	-	-
Change in unrealized gains (losses)	(100,650)	117,867	8,949	(42,782)	(1,598)	1,450	66,952	36,786	-	-
Increase (Decrease) in net assets from operations	91,388	131,990	39,643	9,391	6,445	2,775	248,760	38,798	6,770	4,087

Contract Owner Transactions:
Purchase payments received	369,711	575,576	28,448	24,633	-	-	1,468,085	197,228	-	-
Net transfers between Sub-Accounts	(1,035,482)	263,079	(67,005)	80,707	(25,857)	-	418,403	4,085,940	-	-
Withdrawals and surrenders	(847,466)	-	-	(13,016)	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(38,596)	(48,898)	(11,787)	(9,131)	(923)	(1,331)	(136,849)	(54,674)	-	-
Increase (Decrease) in net assets from contract
owner transactions	(1,551,833)	789,757	(50,344)	83,193	(26,780)	(1,331)	1,749,639	4,228,494	-	-
Increase (Decrease) in net assets	(1,460,445)	921,747	(10,701)	92,584	(20,335)	1,444	1,998,399	4,267,292	6,770	4,087

Net Assets:
Beginning of year	2,416,056	1,494,309	385,319	292,735	56,972	55,528	4,267,292	-	138,904	134,817
End of year	$955,611	$2,416,056	$374,618	$385,319	$36,637	$56,972	$6,265,691	$4,267,292	$145,674	$138,904

Unit Activity from Participant Transactions:
Beginning of Year	205,186	133,887	34,527	26,937	3,432	3,516	270,915	-	10,000	10,000
Units purchased	31,173	52,561	2,480	2,251	-	-	92,397	12,789	-	-
Units tranferred between Sub-Accounts	(86,317)	23,132	(5,816)	7,372	(1,486)	-	26,492	261,620	-	-
Units withdrawn, surrendered or canceled	(73,894)	(4,394)	(1,015)	(2,033)	(54)	(84)	(8,596)	(3,494)	-	-
End of Year	76,148	205,186	30,176	34,527	1,892	3,432	381,208	270,915	10,000	10,000

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FL5		FOF(1)		FL2		FRE		FSC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$464,169	$108,379	$-	$-	$6,199	$8,822	$11,050	$-	$-	$-
Net realized gains (losses)	-	-	12	-	530,678	26,179	36,720	17	19,341	111
Change in unrealized gains (losses)	-	-	582	-	(334,668)	275,157	33,016	78	58,281	29,794
Increase (Decrease) in net assets from operations	464,169	108,379	594	-	202,209	310,158	80,786	95	77,622	29,905

Contract Owner Transactions:
Purchase payments received	79,506,823	18,083,308	-	-	115,185	426,315	78,732	219,799	153,263	204,002
Net transfers between Sub-Accounts	(39,418,289)	(12,885,678)	4,525	-	(14,970)	48,831	153,649	(4)	209,607	308,140
Withdrawals and surrenders	(274,359)	-	-	-	(1,775,309)	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(399,393)	(132,040)	(738)	-	(30,614)	(32,618)	(16,763)	(1,105)	(32,108)	(21,097)
Increase (Decrease) in net assets from contract
owner transactions	39,414,782	5,065,590	3,787	-	(1,705,708)	442,528	215,618	218,690	330,762	491,045
Increase (Decrease) in net assets	39,878,951	5,173,969	4,381	-	(1,503,499)	752,686	296,404	218,785	408,384	520,950

Net Assets:
Beginning of year	5,196,569	22,600	-	-	2,392,999	1,640,313	218,785	-	608,257	87,307
End of year	$45,075,520	$5,196,569	$4,381	$-	$889,500	$2,392,999	$515,189	$218,785	$1,016,641	$608,257

Unit Activity from Participant Transactions:
Beginning of Year	500,774	2,242	-	-	141,542	115,242	19,099	-	52,788	7,962
Units purchased	7,450,167	1,775,370	-	-	6,591	29,729	6,526	19,198	12,271	18,035
Units tranferred between Sub-Accounts	(3,739,658)	(1,263,852)	331	-	(1,293)	(1,183)	12,953	-	18,588	28,733
Units withdrawn, surrendered or canceled	(63,902)	(12,986)	(51)	-	(102,175)	(2,246)	(1,371)	(99)	(2,668)	(1,942)
End of Year	4,147,381	500,774	280	-	44,665	141,542	37,207	19,099	80,979	52,788

(1) For the period March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	FSS(1)		TFS		FTI		TSF		FTG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$-	$-	$53,828	$19,194	$9,405	$9,030	$205,121	$131,706	$1,584	$1,727
Net realized gains (losses)	5	-	62,922	16,269	77,962	19,757	2,102,731	(29,043)	40,511	1,619
Change in unrealized gains (losses)	9,090	-	628,059	260,132	78,590	54,472	(321,424)	913,369	(4,566)	19,748
Increase (Decrease) in net assets from operations	9,095	-	744,809	295,595	165,957	83,259	1,986,428	1,016,032	37,529	23,094

Contract Owner Transactions:
Purchase payments received	255,927	-	612,101	1,624,473	207,735	172,088	1,476,276	1,398,712	26,999	39,656
Net transfers between Sub-Accounts	138,339	-	(36,254)	1,378,178	(154,461)	160,088	(7,850,442)	5,704,530	(95,354)	316,062
Withdrawals and surrenders	-	-	-	-	(6,483)	-	-	(39,377)	(246,900)	(542)
Mortality and expense risk, cost of insurance and
contract charges	(3,182)	-	(125,135)	(80,189)	(23,689)	(21,680)	(223,208)	(213,214)	(8,787)	(8,734)
Increase (Decrease) in net assets from contract
owner transactions	391,084	-	450,712	2,922,462	23,102	310,496	(6,597,374)	6,850,651	(324,042)	346,442
Increase (Decrease) in net assets	400,179	-	1,195,521	3,218,057	189,059	393,755	(4,610,946)	7,866,683	(286,513)	369,536

Net Assets:
Beginning of year	-	-	3,270,664	52,607	788,842	395,087	11,965,308	4,098,625	433,867	64,331
End of year	$400,179	$-	$4,466,185	$3,270,664	$977,901	$788,842	$7,354,362	$11,965,308	$147,354	$433,867

Unit Activity from Participant Transactions:
Beginning of Year	-	-	254,286	4,519	43,562	24,034	650,615	243,051	24,456	3,950
Units purchased	17,993	-	43,491	139,931	10,620	10,661	72,589	81,191	1,417	2,397
Units tranferred between Sub-Accounts	9,763	-	(3,482)	116,544	(8,202)	10,156	(384,647)	340,933	(5,192)	18,663
Units withdrawn, surrendered or canceled	(224)	-	(8,968)	(6,708)	(1,514)	(1,289)	(11,321)	(14,560)	(13,861)	(554)
End of Year	27,532	-	285,327	254,286	44,466	43,562	327,236	650,615	6,820	24,456

(1) For the period November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	GS3		GS7		MVP(1)		JBP		JP3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$1,434	$587	$91	$125	$12,942	$-	$504,699	$384,798	$-	$-
Net realized gains (losses)	5,385	4,900	7,351	1,817	30,948	-	24,139	194,824	36,998	94,510
Change in unrealized gains (losses)	7,347	503	(2,473)	1,594	80,192	-	7,543	(245,427)	57,254	(75,880)
Increase (Decrease) in net assets from operations	14,166	5,990	4,969	3,536	124,082	-	536,381	334,195	94,252	18,630

Contract Owner Transactions:
Purchase payments received	4,360	14,878	62,290	32,217	1,042,536	-	294,917	1,426,066	4,564	7,769
Net transfers between Sub-Accounts	47,830	(14,601)	(74,717)	1,468	(151,236)	-	17,676	1,332	10,596	127,119
Withdrawals and surrenders	(2,261)	-	(2,147)	-	-	-	(3,686)	(331)	-	(384)
Mortality and expense risk, cost of insurance and
contract charges	(4,239)	(3,851)	(5,193)	(4,021)	(6,032)	-	(198,019)	(197,862)	(13,660)	(11,267)
Increase (Decrease) in net assets from contract
owner transactions	45,690	(3,574)	(19,767)	29,664	885,268	-	110,888	1,229,205	1,500	123,237
Increase (Decrease) in net assets	59,856	2,416	(14,798)	33,200	1,009,350	-	647,269	1,563,400	95,752	141,867

Net Assets:
Beginning of year	79,186	76,770	88,662	55,462	-	-	12,811,912	11,248,512	642,180	500,313
End of year	$139,042	$79,186	$73,864	$88,662	$1,009,350	$-	$13,459,181	$12,811,912	$737,932	$642,180

Unit Activity from Participant Transactions:
Beginning of Year	5,797	5,987	7,633	4,915	-	-	789,914	713,031	37,694	30,363
Units purchased	304	1,189	5,203	2,891	105,589	-	18,134	89,341	241	464
Units tranferred between Sub-Accounts	3,358	(1,076)	(6,366)	188	(14,768)	-	1,084	(39)	465	7,580
Units withdrawn, surrendered or canceled	(443)	(303)	(613)	(361)	(570)	-	(12,299)	(12,419)	(737)	(713)
End of Year	9,016	5,797	5,857	7,633	90,251	-	796,833	789,914	37,663	37,694
(1) For the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	JP1		LA1		LA3		LA2		MF7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$1,189	$1,394	$40,426	$71,434	$905	$-	$20,208	$13,888	$1,598	$10,616
Net realized gains (losses)	133	10,925	761,651	659,643	30,865	2,124	580,819	202,550	(8,434)	2,192
Change in unrealized gains (losses)	17,721	(14,207)	76,458	(439,731)	(4,224)	5,934	(153,572)	(32,582)	14,093	(10,080)
Increase (Decrease) in net assets from operations	19,043	(1,888)	878,535	291,346	27,546	8,058	447,455	183,856	7,257	2,728

Contract Owner Transactions:
Purchase payments received	1,144	812	1,566,376	3,243,381	3,504	1,691	937,576	1,185,145	6,852	221
Net transfers between Sub-Accounts	1,365	(175,221)	(4,545,405)	(304,810)	171,375	25,089	1,233,933	804,369	12,472	18,298
Withdrawals and surrenders	-	(343)	(1,761,694)	(2,980)	-	-	(1,323,062)	(3,982)	-	-
Mortality and expense risk, cost of insurance and
contract charges	(2,067)	(1,969)	(164,846)	(193,577)	(3,722)	(1,361)	(126,785)	(80,710)	(3,889)	(4,492)
Increase (Decrease) in net assets from contract
owner transactions	442	(176,721)	(4,905,569)	2,742,014	171,157	25,419	721,662	1,904,822	15,435	14,027
Increase (Decrease) in net assets	19,485	(178,609)	(4,027,034)	3,033,360	198,703	33,477	1,169,117	2,088,678	22,692	16,755

Net Assets:
Beginning of year	114,836	293,445	7,444,295	4,410,935	39,726	6,249	3,269,031	1,180,353	179,060	162,305
End of year	$134,321	$114,836	$3,417,261	$7,444,295	$238,429	$39,726	$4,438,148	$3,269,031	$201,752	$179,060

Unit Activity from Participant Transactions:
Beginning of Year	9,144	23,681	522,122	319,388	2,812	561	206,568	80,667	16,412	15,113
Units purchased	83	67	103,715	239,834	216	144	55,862	79,958	618	20
Units tranferred between Sub-Accounts	103	(14,416))	(292,197)	(22,690)	10,282	2,220	76,996	51,599	951	1,693
Units withdrawn, surrendered or canceled	(155)	(188)	(129,306)	(14,410)	(232)	(113)	(89,528)	(5,656)	(347)	(414)
End of Year	9,175	9,144	204,334	522,122	13,078	2,812	249,898	206,568	17,634	16,412

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	CO1		MF1		MFD		MF2		MFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$375	$1,237	$15,736	$38,837	$-	$3,053	$-	$-	$-	$-
Net realized gains (losses)	1,490	1,548	806,623	34,154	84,193	6,463	2,438	16,366	1,945	61,183
Change in unrealized gains (losses)	18,917	(242)	(936,363)	13,234	(96,250)	5,923	12,101	(7,338)	9,190	(72,959)
Increase (Decrease) in net assets from operations	20,782	2,543	(114,004)	86,225	(12,057)	15,439	14,539	9,028	11,135	(11,776)

Contract Owner Transactions:
Purchase payments received	4,062	-	910,227	1,103,305	439,221	438,337	38,971	38,748	18,873	14,766
Net transfers between Sub-Accounts	(8,808)	(13,009)	(7,774,599)	(108,633)	(1,517,189)	766	25,040	(21,559)	47,021	(717,383)
Withdrawals and surrenders	-	-	-	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(3,764)	(4,030)	(132,881)	(184,817)	(21,757)	(28,965)	(8,508)	(5,898)	(4,338)	(4,662)
Increase (Decrease) in net assets from contract
owner transactions	(8,510)	(17,039)	(6,997,253)	809,855	(1,099,725)	410,138	55,503	11,291	61,556	(707,279)
Increase (Decrease) in net assets	12,272	(14,496)	(7,111,257)	896,080	(1,111,782)	425,577	70,042	20,319	72,691	(719,055)

Net Assets:
Beginning of year	154,105	168,601	7,172,252	6,276,172	1,112,980	687,403	112,770	92,451	126,233	845,288
End of year	$166,377	$154,105	$60,995	$7,172,252	$1,198	$1,112,980	$182,812	$112,770	$198,924	$126,233

Unit Activity from Participant Transactions:
Beginning of Year	12,888	14,286	656,239	579,514	97,961	60,888	7,689	6,880	9,627	70,196
Units purchased	330	-	82,793	104,023	39,789	39,603	2,694	2,956	1,366	1,307
Units tranferred between Sub-Accounts	(712)	(1,049)	(721,638)	(10,034)	(135,737)	69	1,724	(1,709)	3,418	(61,487)
Units withdrawn, surrendered or canceled	(302)	(349)	(12,146)	(17,264)	(1,915)	(2,599)	(568)	(438)	(325)	(389)
End of Year	12,204	12,888	5,248	656,239	98	97,961	11,539	7,689	14,086	9,627

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	GGR		MF6		MFK		MFC		IG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$885	$870	$924,683	$652,937	$84,141	$69,624	$4,725	$15,831	$7,266	$5,463
Net realized gains (losses)	1,419	15,909	(822,279)	(13,168)	(73,083)	(30,792)	(6,408)	(2,737)	156,091	9,992
Change in unrealized gains (losses)	29,447	(9,435)	663,724	(354,731)	14,062	475	10,211	(10,053)	187,862	106,156
Increase (Decrease) in net assets from operations	31,751	7,344	766,128	285,038	25,120	39,307	8,528	3,041	351,219	121,611

Contract Owner Transactions:
Purchase payments received	4,930	4,661	1,452,111	1,441,325	475,953	680,658	4,178	503	69,496	9,159
Net transfers between Sub-Accounts	82,712	(1,488)	(3,670,362)	5,368,537	(1,187,433)	(103,073)	(95,453)	(277)	580,024	209,695
Withdrawals and surrenders	-	-	-	(36,561)	(1,112,041)	-	-	-	(2,241)	-
Mortality and expense risk, cost of insurance and
contract charges	(8,231)	(4,764)	(304,781)	(307,957)	(30,681)	(44,186)	(2,152)	(4,390)	(39,554)	(20,566)
Increase (Decrease) in net assets from contract
owner transactions	79,411	(1,591)	(2,523,032)	6,465,344	(1,854,202)	533,399	(93,427)	(4,164)	607,725	198,288
Increase (Decrease) in net assets	111,162	5,753	(1,756,904)	6,750,382	(1,829,082)	572,706	(84,899)	(1,123)	958,944	319,899

Net Assets:
Beginning of year	131,423	125,670	15,914,574	9,164,192	1,894,235	1,321,529	171,204	172,327	977,324	657,425
End of year	$242,585	$131,423	$14,157,670	$15,914,574	$65,153	$1,894,235	$86,305	$171,204	$1,936,268	$977,324

Unit Activity from Participant Transactions:
Beginning of Year	6,688	7,037	984,125	579,747	161,616	115,002	11,655	11,959	66,809	51,512
Units purchased	240	264	89,677	90,057	40,848	58,662	282	36	4,402	711
Units tranferred between Sub-Accounts	3,984	(348)	(210,650)	335,854	(99,886)	(8,245)	(6,455)	(35)	36,590	16,155
Units withdrawn, surrendered or canceled	(392)	(265)	(18,783)	(21,533)	(97,249)	(3,803)	(143)	(305)	(2,547)	(1,569)
End of Year	10,520	6,688	844,369	984,125	5,329	161,616	5,339	11,655	105,254	66,809

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	IGS(1)		M11		M1B		MF9		MFL
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$-	$-	$96	$460	$-	$258	$160	$167	$1,223	$234
Net realized gains (losses)	5,756	-	529	1,497	11,693	2,383	7,794	327	2,092	205
Change in unrealized gains (losses)	1,193,130	-	8,931	1,692	1,852	8,040	4,211	913	9,774	1,620
Increase (Decrease) in net assets from operations	1,198,886	-	9,556	3,649	13,545	10,681	12,165	1,407	13,089	2,059

Contract Owner Transactions:
Purchase payments received	1,943,761	-	21,419	19,428	21,089	1,122	3,290	1,560	115,421	221
Net transfers between Sub-Accounts	3,754,933	-	-	-	(116,820)	149,487	487,848	-	51,465	18,836
Withdrawals and surrenders	-	-	-	(23,752)	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(29,269)	-	(3,365)	(2,979)	(4,554)	(4,582)	(2,633)	(1,263)	(4,660)	(653)
Increase (Decrease) in net assets from contract
owner transactions	5,669,425	-	18,054	(7,303)	(100,285)	146,027	488,505	297	162,226	18,404
Increase (Decrease) in net assets	6,868,311	-	27,610	(3,654)	(86,740)	156,708	500,670	1,704	175,315	20,463

Net Assets:
Beginning of year	-	-	102,183	105,837	225,856	69,148	18,965	17,261	28,589	8,126
End of year	$6,868,311	$-	$129,793	$102,183	$139,116	$225,856	$519,635	$18,965	$203,904	$28,589

Unit Activity from Participant Transactions:
Beginning of Year	-	-	11,155	12,059	19,482	6,214	1,679	1,649	2,288	698
Units purchased	197,688	-	2,366	2,201	1,774	104	267	149	8,630	19
Units tranferred between Sub-Accounts	383,144	-	-	-	(9,699)	13,575	38,905	-	3,843	1,627
Units withdrawn, surrendered or canceled	(2,682)	-	(361)	(3,105)	(385)	(411)	(217)	(119)	(349)	(56)
End of Year	578,150	-	13,160	11,155	11,172	19,482	40,634	1,679	14,412	2,288

(1) For the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MMS		M1A		RIS		RES		RE1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$2,355,767	$917,231	$-	$-	$63,800	$15,558	$134	$92	$2,625	$1,624
Net realized gains (losses)	-	(1))	26,305	(10,242)	674,418	134	832	463	2,366	2,020
Change in unrealized gains (losses)	-	-	157,624	30,917	498,932	326,046	1,097	869	57,144	29,434
Increase (Decrease) in net assets from operations	2,355,767	917,230	183,929	20,675	1,237,150	341,738	2,063	1,424	62,135	33,078

Contract Owner Transactions:
Purchase payments received	29,648	384,649	169,074	102,754	1,259,000	1,325,488	6,909	5,037	28,150	-
Net transfers between Sub-Accounts	54,227,545	(400,832)	5,937	(356,447)	2,446,106	809,305	-	-	145,435	147,551
Withdrawals and surrenders	(1,434,168)	(486,425)	(122,470)	-	(919,026)	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(1,796,785)	(1,225,671)	(36,022)	(35,616)	(100,518)	(31,562)	(2,227)	(1,832)	(15,408)	(10,705)
Increase (Decrease) in net assets from contract
owner transactions	51,026,240	(1,728,279)	16,519	(289,309)	2,685,562	2,103,231	4,682	3,205	158,177	136,846
Increase (Decrease) in net assets	53,382,007	(811,049)	200,448	(268,634)	3,922,712	2,444,969	6,745	4,629	220,312	169,924

Net Assets:
Beginning of year	34,103,329	34,914,378	1,387,713	1,656,347	2,444,969	-	18,891	14,262	476,001	306,077
End of year	$87,485,336	$34,103,329	$1,588,161	$1,387,713	$6,367,681	$2,444,969	$25,636	$18,891	$696,313	$476,001

Unit Activity from Participant Transactions:
Beginning of Year	2,848,202	2,995,635	106,088	132,904	179,699	-	1,633	1,331	36,361	25,183
Units purchased	2,426	32,422	12,117	8,611	78,885	110,393	559	470	2,082	-
Units tranferred between Sub-Accounts	4,396,803	(33,899)	634	(32,487)	168,036	71,907	-	-	10,916	12,040
Units withdrawn, surrendered or canceled	(265,776)	(145,956)	(11,296)	(2,940)	(59,471)	(2,601)	(187)	(168)	(1,144)	(862)
End of Year	6,981,655	2,848,202	107,543	106,088	367,149	179,699	2,005	1,633	48,215	36,361

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SG1		SI1		TRS		MFJ		MF5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$-	$1,022	$2,013	$800	$357,975	$242,540	$98,447	$91,332	$1,308	$211
Net realized gains (losses)	7,362	8,301	353	(440)	923,957	259,421	268,774	128,330	2,649	1,677
Change in unrealized gains (losses)	42,923	4,517	(414)	(286)	(498,465)	(206,295)	41,300	(88,296)	7,435	1,597
Increase (Decrease) in net assets from operations	50,285	13,840	1,952	74	783,467	295,666	408,521	131,366	11,392	3,485

Contract Owner Transactions:
Purchase payments received	75,499	111	17,086	-	1,622,601	1,480,981	867,155	1,170,371	215,777	12,137
Net transfers between Sub-Accounts	15,511	40,351	17,539	(10,140)	(9,235,588)	498,283	(1,883,630)	534,089	550	475
Withdrawals and surrenders	-	-	-	-	-	-	(937,889)	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(22,718)	(20,879)	(655)	(192)	(210,686)	(245,491)	(86,061)	(101,567)	(8,607)	(4,629)
Increase (Decrease) in net assets from contract
owner transactions	68,292	19,583	33,970	(10,332)	(7,823,673)	1,733,773	(2,040,425)	1,602,893	207,720	7,983
Increase (Decrease) in net assets	118,577	33,423	35,922	(10,258)	(7,040,206)	2,029,439	(1,631,904)	1,734,259	219,112	11,468

Net Assets:
Beginning of year	850,530	817,107	649	10,907	10,323,172	8,293,733	4,822,216	3,087,957	28,887	17,419
End of year	$969,107	$850,530	$36,571	$649	$3,282,966	$10,323,172	$3,190,312	$4,822,216	$247,999	$28,887

Unit Activity from Participant Transactions:
Beginning of Year	76,777	74,624	58	987	576,178	476,896	361,075	237,715	1,628	1,151
Units purchased	6,545	10	1,507	-	87,988	84,703	63,279	89,940	9,332	723
Units tranferred between Sub-Accounts	942	4,088	1,551	(912)	(489,453)	28,575	(135,502)	41,178	27	31
Units withdrawn, surrendered or canceled	(2,023)	(1,945)	(57)	(17)	(11,446)	(13,996)	(75,393)	(7,758)	(428)	(277)
End of Year	82,241	76,777	3,059	58	163,267	576,178	213,459	361,075	10,559	1,628

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	MFE		EIS		MV1		MC1		NLM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$759	$8	$60	$454	$8,014	$5,952	$-	$-	$19,847	$17,551
Net realized gains (losses)	1,211	204	142	12,844	41,628	11,778	31,277	13,334	(3,189)	(1,384)
Change in unrealized gains (losses)	10,432	186	462	-	65,397	12,802	(7,269)	16,670	9,587	(8,386)
Increase (Decrease) in net assets from operations	12,402	398	664	13,298	115,039	30,532	24,008	30,004	26,245	7,781

Contract Owner Transactions:
Purchase payments received	30,893	8,596	-	59,397	41,098	-	38,418	-	13,143	13,579
Net transfers between Sub-Accounts	50,808	913	3,789	(68,228)	44,709	(16,979)	(81,010)	45,341	(6,623)	522,017
Withdrawals and surrenders	-	-	-	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(2,261)	(711)	(43)	(4,467)	(15,101)	(12,152)	(21,363)	(22,397)	(12,218)	(10,112)
Increase (Decrease) in net assets from contract
owner transactions	79,440	8,798	3,746	(13,298)	70,706	(29,131)	(63,955)	22,944	(5,698)	525,484
Increase (Decrease) in net assets	91,842	9,196	4,410	-	185,745	1,401	(39,947)	52,948	20,547	533,265

Net Assets:
Beginning of year	10,084	888	-	-	496,329	494,928	919,240	866,292	626,554	93,289
End of year	$101,926	$10,084	$4,410	$-	$682,074	$496,329	$879,293	$919,240	$647,101	$626,554

Unit Activity from Participant Transactions:
Beginning of Year	634	69	-	-	37,653	39,927	77,639	75,199	44,587	6,730
Units purchased	1,759	554	-	5,248	2,993	-	3,099	-	924	980
Units tranferred between Sub-Accounts	2,588	57	308	(4,862)	3,298	(1,316)	(6,263)	4,440	(463)	37,603
Units withdrawn, surrendered or canceled	(125)	(46)	(4)	(386)	(1,060)	(958)	(1,806)	(2,000)	(855)	(726)
End of Year	4,856	634	304	-	42,884	37,653	72,669	77,639	44,193	44,587

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	NMC		NPP		NAR		OCF		OGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$-	$-	$189	$2	$8,505	$1,316	$9,293	$3,827	$4,439	$-
Net realized gains (losses)	681,180	276,364	2,914	23,870	347,667	121,082	78,347	83	37,679	(14)
Change in unrealized gains (losses)	(216,687)	264,877	(2,202)	(23,269)	(181,152)	71,029	1,087,897	31,360	110,688	344
Increase (Decrease) in net assets from operations	464,493	541,241	901	603	175,020	193,427	1,175,537	35,270	152,806	330

Contract Owner Transactions:
Purchase payments received	52,455	54,906	1,871	190	497,343	453,455	7,990,806	527,983	40,504	19,042
Net transfers between Sub-Accounts	(145,407)	2,241,204	25,574	(109,220)	1,134,440	107,207	1,212,649	517,196	1,235,892	-
Withdrawals and surrenders	-	-	-	-	(1,402,593)	-	(375,526)	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(61,188)	(35,875)	(614)	(704)	(34,033)	(25,896)	(89,457)	(10,755)	(21,180)	(1,064)
Increase (Decrease) in net assets from contract
owner transactions	(154,140)	2,260,235	26,831	(109,734)	195,157	534,766	8,738,472	1,034,424	1,255,216	17,978
Increase (Decrease) in net assets	310,353	2,801,476	27,732	(109,131)	370,177	728,193	9,914,009	1,069,694	1,408,022	18,308

Net Assets:
Beginning of year	4,803,984	2,002,508	298	109,429	1,859,618	1,131,425	1,069,694	-	18,308	-
End of year	$5,114,337	$4,803,984	$28,030	$298	$2,229,795	$1,859,618	$10,983,703	$1,069,694	$1,426,330	$18,308

Unit Activity from Participant Transactions:
Beginning of Year	330,149	156,542	20	7,734	141,084	96,138	94,709	-	1,374	-
Units purchased	3,494	4,288	105	12	37,057	37,709	738,239	49,792	2,891	1,458
Units tranferred between Sub-Accounts	(23,263)	171,995	1,408	(7,678)	80,800	9,350	106,554	45,908	88,143	-
Units withdrawn, surrendered or canceled	(3,931)	(2,676)	(36)	(48)	(106,765)	(2,113)	(38,629)	(991)	(1,474)	(84)
End of Year	306,449	330,149	1,497	20	152,176	141,084	900,873	94,709	90,934	1,374

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	OSC		PMB		PHY		PLD		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$2,755	$-	$1,716	$897	$175,830	$15,406	$164	$8	$107,959	$31,882
Net realized gains (losses)	158,743	10,856	1,016	494	(6,706)	(166)	(26)	(3)	20,037	40,056
Change in unrealized gains (losses)	63,222	43,005	581	992	171,343	(4,272)	24	(7)	(111,891)	(41,814)
Increase (Decrease) in net assets from operations	224,720	53,861	3,313	2,383	340,467	10,968	162	(2)	16,105	30,124

Contract Owner Transactions:
Purchase payments received	359,144	518,867	148	221	2,241,640	134,541	1,927	930	538,981	799,138
Net transfers between Sub-Accounts	1,167,396	(27)	43,661	24,844	2,762,788	39,448	3,678	-	2,131,806	(364,588)
Withdrawals and surrenders	(377,718)	-	-	-	(3,412)	-	-	-	(770,907)	-
Mortality and expense risk, cost of insurance and
contract charges	(38,868)	(8,924)	(394)	(222)	(46,119)	(15,349)	(316)	(119)	(105,285)	(38,933)
Increase (Decrease) in net assets from contract
owner transactions	1,109,954	509,916	43,415	24,843	4,954,897	158,640	5,289	811	1,794,595	395,617
Increase (Decrease) in net assets	1,334,674	563,777	46,728	27,226	5,295,364	169,608	5,451	809	1,810,700	425,741

Net Assets:
Beginning of year	563,777	-	27,343	117	350,304	180,696	809	-	1,429,593	1,003,852
End of year	$1,898,451	$563,777	$74,071	$27,343	$5,645,668	$350,304	$6,260	$809	$3,240,293	$1,429,593

Unit Activity from Participant Transactions:
Beginning of Year	43,365	-	1,433	7	22,982	12,344	79	-	116,738	83,689
Units purchased	24,974	44,102	8	12	143,525	8,992	188	91	43,242	66,060
Units tranferred between Sub-Accounts	86,657	-	2,131	1,426	176,070	2,676	351	-	174,567	(29,805)
Units withdrawn, surrendered or canceled	(28,015)	(737)	(20)	(12)	(3,102)	(1,030)	(30)	(12)	(71,823)	(3,206)
End of Year	126,981	43,365	3,552	1,433	339,475	22,982	588	79	262,724	116,738

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	PTR		SCP(1)		RX1		RX2		SCM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$571,269	$143,739	$-	$-	$7	$2	$-	$-	$3,959	$411
Net realized gains (losses)	34,448	73,110	259	-	11	65	3	3	(16,366)	60,193
Change in unrealized gains (losses)	(7,528)	(116,136)	2,442	-	78	(50)	15	13	62,113	(61,803)
Increase (Decrease) in net assets from operations	598,189	100,713	2,701	-	96	17	18	16	49,706	(1,199)

Contract Owner Transactions:
Purchase payments received	11,111,836	1,798,263	-	-	48	155	126	69	80,427	140,428
Net transfers between Sub-Accounts	4,316,946	283,778	51,778	-	-	(30)	-	-	(153,450)	(60,518)
Withdrawals and surrenders	(849,753)	(29,233)	-	-	-	(138)	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(268,128)	(113,183)	(820)	-	(70)	(61)	(55)	(39)	(3,604)	(5,188)
Increase (Decrease) in net assets from contract
owner transactions	14,310,901	1,939,625	50,958	-	(22)	(74)	71	30	(76,627)	74,722
Increase (Decrease) in net assets	14,909,090	2,040,338	53,659	-	74	(57)	89	46	(26,921)	73,523

Net Assets:
Beginning of year	4,628,915	2,588,577	-	-	512	569	73	27	326,389	252,866
End of year	$19,538,005	$4,628,915	$53,659	$-	$586	$512	$162	$73	$299,468	$326,389

Unit Activity from Participant Transactions:
Beginning of Year	399,997	229,165	-	-	58	67	11	7	23,634	18,179
Units purchased	955,080	158,069	-	-	5	19	15	10	5,360	10,358
Units tranferred between Sub-Accounts	366,778	25,198	5,148	-	-	(4)	-	-	(10,692)	(4,515)
Units withdrawn, surrendered or canceled	(96,064)	(12,435)	(80)	-	(8)	(24)	(6)	(6)	(243)	(388)
End of Year	1,625,791	399,997	5,068	-	55	58	20	11	18,059	23,634

(1) For the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SC2		SC1		SC3		SC5		SC7
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$128,811	$165,650	$1,520,786	$595,734	$145,108	$104,956	$-	$3,339	$657	$197
Net realized gains (losses)	6,465	43,656	-	1	1,113,939	734,813	1,505,723	148,251	1,728	752
Change in unrealized gains (losses)	1,568	(140,529)	-	-	1,585,904	(93,935)	(999,161)	455,935	9,559	1,905
Increase (Decrease) in net assets from operations	136,844	68,777	1,520,786	595,735	2,844,951	745,834	506,562	607,525	11,944	2,854

Contract Owner Transactions:
Purchase payments received	361,819	720,557	15,372,130	11,628,330	1,214,375	1,107,071	1,102,442	939,158	57,229	19,782
Net transfers between Sub-Accounts	(444,766)	(101,910)	4,953,454	(4,189,788)	1,442,459	1,328,902	1,117,841	668,077	14,447	7,749
Withdrawals and surrenders	(1,124,909)	-	(4,204,033)	(888,999)	(1,696,350)	-	(2,469,509)	(832)	-	-
Mortality and expense risk, cost of insurance and
contract charges	(121,290)	(119,464)	(1,116,814)	(706,362)	(144,531)	(108,435)	(99,787)	(76,269)	(5,890)	(3,433)
Increase (Decrease) in net assets from contract
owner transactions	(1,329,146)	499,183	15,004,737	5,843,181	815,953	2,327,538	(349,013)	1,530,134	65,786	24,098
Increase (Decrease) in net assets	(1,192,302)	567,960	16,525,523	6,438,916	3,660,904	3,073,372	157,549	2,137,659	77,730	26,952

Net Assets:
Beginning of year	3,972,930	3,404,970	21,916,153	15,477,237	7,076,722	4,003,350	4,400,206	2,262,547	36,712	9,760
End of year	$2,780,628	$3,972,930	$38,441,676	$21,916,153	$10,737,626	$7,076,722	$4,557,755	$4,400,206	$114,442	$36,712

Unit Activity from Participant Transactions:
Beginning of Year	284,245	248,388	2,072,605	1,504,073	249,940	155,069	230,173	137,998	2,448	714
Units purchased	24,849	51,934	1,446,040	1,123,455	35,661	42,050	55,239	55,777	3,638	1,410
Units tranferred between Sub-Accounts	(31,588)	(7,458)	452,998	(400,820)	48,745	56,977	56,866	40,877	936	567
Units withdrawn, surrendered or canceled	(88,708)	(8,619)	(496,101)	(154,103)	(61,441)	(4,156)	(128,062)	(4,479)	(375)	(243)
End of Year	188,798	284,245	3,475,542	2,072,605	272,905	249,940	214,216	230,173	6,647	2,448

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	SCB		TBC		RE1		RNA		VMG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$-	$-	$1,046	$201	$356,850	$211,690	$47	$-	$-	$-
Net realized gains (losses)	128,955	289,399	5,510	508	1,553,154	725,201	1,802	2,318	9,409	12
Change in unrealized gains (losses)	106,450	(194,211)	23,715	1,836	2,116,328	(388,797)	4,290	917	1,022,826	(722)
Increase (Decrease) in net assets from operations	235,405	95,188	30,271	2,545	4,026,332	548,094	6,139	3,235	1,032,235	(710)

Contract Owner Transactions:
Purchase payments received	351,092	471,240	283,731	200,794	8,131,293	2,371,489	5,542	3,008	2,639,687	86,378
Net transfers between Sub-Accounts	(557,259)	(364,694)	50,629	(281)	1,614,514	25,787	20,506	58,434	4,845,625	-
Withdrawals and surrenders	(1,041,249)	-	-	-	(771,796)	(254,652)	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(34,890)	(48,517)	(14,495)	(7,078)	(190,038)	(102,994)	(3,057)	(2,047)	(46,074)	(356)
Increase (Decrease) in net assets from contract
owner transactions	(1,282,306)	58,029	319,865	193,435	8,783,973	2,039,630	22,991	59,395	7,439,238	86,022
Increase (Decrease) in net assets	(1,046,901)	153,217	350,136	195,980	12,810,305	2,587,724	29,130	62,630	8,471,473	85,312

Net Assets:
Beginning of year	2,086,298	1,933,081	279,588	83,608	14,236,335	11,648,611	72,648	10,018	85,312	-
End of year	$1,039,397	$2,086,298	$629,724	$279,588	$27,046,640	$14,236,335	$101,778	$72,648	$8,556,785	$85,312

Unit Activity from Participant Transactions:
Beginning of Year	124,420	120,273	24,398	7,729	930,172	790,941	7,084	1,023	6,297	-
Units purchased	19,881	31,123	22,758	17,346	508,415	161,990	517	315	201,033	6,324
Units tranferred between Sub-Accounts	(32,160)	(23,819)	4,185	(25)	103,166	1,487	1,941	5,956	373,944	-
Units withdrawn, surrendered or canceled	(57,589)	(3,157)	(1,233)	(652)	(56,333)	(24,246)	(295)	(210)	(3,308)	(27)
End of Year	54,552	124,420	50,108	24,398	1,485,420	930,172	9,247	7,084	577,966	6,297

See notes to Financial Statements

44

Sun Life of Canada (U.S.) Variable Account G
Statements of Changes in Net Assets - continued

	VCP		VG1
	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$3,310	$-	$262	$-
Net realized gains (losses)	13,551	(5)	1,354	1
Change in unrealized gains (losses)	24,903	55	40,608	(67)
Increase (Decrease) in net assets from operations	41,764	50	42,224	(66)

Contract Owner Transactions:
Purchase payments received	224,568	1,488	4,817	20,409
Net transfers between Sub-Accounts	218,138	-	344,300	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk, cost of insurance and
contract charges	(12,144)	(190)	(3,500)	(8)
Increase (Decrease) in net assets from contract
owner transactions	430,562	1,298	345,617	20,401
Increase (Decrease) in net assets	472,326	1,348	387,841	20,335

Net Assets:
Beginning of year	1,348	-	20,335	-
End of year	$473,674	$1,348	$408,176	$20,335

Unit Activity from Participant Transactions:
Beginning of Year	114	-	1,633	-
Units purchased	16,757	130	372	1,634
Units tranferred between Sub-Accounts	18,343	-	26,465	-
Units withdrawn, surrendered or canceled	(959)	(16)	(260)	(1)
End of Year	34,255	114	28,210	1,633

See notes to Financial Statements

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

There are three universal life insurance products in the Variable Accounts as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL and Sun Life Large Case VUL.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds:

AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Growth Fund Sub-Account, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund Sub-Account, AIM V.I. Small Company Growth Fund, AIM V.I. International Growth Fund, Alger American MidCap Growth Portfolio, AllianceBernstein VP Global Technology Fund, AllianceBernstein VP Growth and Income Fund, AllianceBernstein VP International Growth Portfolio, AllianceBernstein VP Small Cap Growth Portfolio, AllianceBernstein VPS International Value Portolio, Delaware VIP Growth Opportunities Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series (SC), Dreyfus Emerging Leaders Portfolio, Dreyfus MidCap Stock Portfolio, Dreyfus VIF Appreciation Portfolio, Dreyfus VIF Developing Leaders Portfolio, Dreyfus VIF Growth and Income Portfolio, Dreyfus VIF Quality Bond Portfolio, Dreyfus Stock Index Fund, DWS Small Cap Index VIP (Class A), DWS Small Cap Index VIP (Class B), DWS Dreman Small Cap Value VIP (Class A), Mercury Value Opportunities V.I. Fund, Fidelity VIP Asset Manager: Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Contrafund Portfolio SC 2, Fidelity VIP Equity Income Portfolio, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Portfolio SC 2, Fidelity VIP High Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Money Market Portfolio SC, Fidelity VIP Overseas Portfolio, Fidelity VIP Overseas Portfolio SC 2, Franklin Real Estate Fund, Franklin Small-Mid Cap Growth Securities Fund, Mutual Shares Securities Fund, Templeton Foreign Securities Fund (Class 1), Templeton Foreign Securities Fund (Class 2), Templeton Growth Securities Fund (Class 1), Templeton Growth Securities Fund (Class 2), GSAM CORESM VIT Structured U.S. Equity Fund, GSAM VIT Capital Growth Fund, Janus Aspen Series Mid Cap Value Portfolio, J.P. Morgan Bond Portfolio, J.P. Morgan Small Company Portfolio, J.P. Morgan U.S. Large Cap Core Equity Portfolio, Lord Abbett Series Fund Growth & Income Portfolio, Lord Abbett Series Fund International Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio, MFS/Sun Life Bond Series SC, MFS/Sun Life Capial Opportunities Series SC, MFS/Sun Life Capital Appreciation Series, MFS/Sun Life Capital Appreciation Series SC, MFS/Sun Life Emerging Growth Series, MFS/Sun Life Emerging Growth Series SC, MFS/Sun Life Global Growth Series, MFS/Sun Life Government Securities Series, MFS/Sun Life Government Securities Series SC, MFS/Sun Life High Yield Series SC, MFS/Sun Life International Growth SC, MFS/Sun Life International Growth Series, MFS/Sun Life Massachusetts Investors Growth Stock Series, MFS/Sun Life Massachusetts Investors Growth Stock Series SC, MFS/Sun Life Massachusetts Investors Trust Series, MFS/Sun Life Massachusetts Investors Trust Series SC, MFS/Sun Life Money Market Series, MFS/Sun Life New Discovery Series SC, MFS/Sun Life Research International Series, MFS/Sun Life Research Series, MFS/Sun Life Research Series SC, MFS/Sun Life Strategic Growth Series, MFS/Sun Life Strategic Income, MFS/Sun Life Total Return Series, MFS/Sun Life Total Return Series SC, MFS/Sun Life Utilities Series, MFS/Sun Life Utilities Series SC, MFS/Sun Life Value Series, MFS/Sun Life Value Series SC, MFS/Sun Life Mid Cap Growth Series, Neuberger Berman AMT Limited Maturity Bond Portfolio, Neuberger Berman AMT Mid-Cap Growth Portfolio, Neuberger Berman AMT Partners Portfolio, Neuberger Berman AMT Regency Portfolio, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT High Yield Portfolio, PIMCO VIT Low Duration Portfolio, PIMCO VIT Real Return Portfolio, PIMCO VIT Total Return Portfolio, Royce Capital Fund - Small Cap Portfolio, Rydex VT Nova Fund, Rydex VT OTC Fund, Sun CapitalSM All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SCSM Blue Chip Mid Cap Fund, SCSM Davis Venture Value Fund, SCSM Oppenheimer Main Street Small Cap Fund, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, Van Kampen UIF Mid Cap Growth Portfolio, Van Kampen LIT Comstock Portfolio, Van Kampen LIT Growth and Income Portfolio.

Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust. Sun Capital Advisers, Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

The Variable Account exists in accordance with the regulations of the Delaware Insurance Department. Under applicable insurance laws, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(2) Significant Accounting Policies

General
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of investment income and realized and unrealized gains or losses. Actual results could differ from those estimates.

Investment Valuations
Investments in shares of an investment portfolio of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are computed on the basis of the identified cost of the investment sold. Dividend income and realized gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will review periodically the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contracts.

(3) Contract Charges and Related Party Transactions

Sales Load Charges - Charges are deducted from the premium before being allocated by Sub-Account. For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, the expense charges consist of premium tax, federal Deferred Acquisition Cost ("DAC") tax and the sales load. The premium tax ranges from 2% to 4% of the premium in most states (Kentucky charges 7%). The DAC tax charge is 1.25% of the premium. The sales load is 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Sun Life Large Case VUL product, the expense charges consist of only premium expense load. The premium expense load ranges from 0% to 9% of the premium up to target premium and from 0% to 3.25% of the premium in excess of the target premium.

Mortality and Expense Risk Charges - A mortality and expense risk charge based on the contract value is deducted from Sub-Account, through a reduction of units, for the mortality and expense risk assumed by the Sponsor. Daily deductions are made from each Sub-Account at an effective annual rate ranging from 0.15% to 0.60% for policy years 1 through 10, 0.10% to 0.25% for policy years 11 through 20, and 0.10% to 0.20% for policy years 21 and beyond.

Cost of Insurance - A monthly cost of insurance is deducted from each Sub-Account to cover anticipated costs of providing insurance coverage through a reduction of units. This charge is based on the length of time a policy has been in force and other factors, including age, sex and rating class of each insured and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary smoker and non-smoker mortality tables.

Other Contract Charges - A monthly administration charge is deducted from the value of each contract at the beginning of each month, through the reduction of units, to cover certain administration expenses. For the Sun Life Corporate VUL Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month. The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.50% of premium.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from 0.50% to 0.90% and 0.50% to 0.95% of average net assets value, respectively.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of fund shares purchased and proceeds from the sales of fund shares for each Sub-Account for the year ended December 31, 2006:

	Purchases	Sales
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund Sub-Account ("AI6")	$23,369	$11,770
AIM V.I. Capital Appreciation Fund Sub-Account ("AI1")	340,450	32,952
AIM V.I. Core Equity Fund Sub-Account ("AI3")	141,835	105,776
AIM V.I. Growth Fund Sub-Account ("AI2")	-	8,967
AIM V.I. Mid Cap Core Equity Fund Sub-Account ("A22")	228,763	595,452
AIM V.I. Premier Equity Fund Sub-Account ("AVF")	5,201	114,790
AIM V.I. Small Company Growth Fund Sub-Account ("IV2")	82,909	1,065,263
AIM V.I. International Growth Fund Sub-Account ("AI4")	586,021	440,885
Alger American Fund:
Alger American MidCap Growth Portfolio Sub-Account ("AL4")	240,897	988
AllianceBernstein Variable Products Series Fund, Inc.:
AllianceBernstein VP Global Technology Fund Sub-Account ("AN2")	15,458	24,783
AllianceBernstein VP Growth and Income Fund Sub-Account ("AN3")	174,405	336,744
AllianceBernstein VP International Growth Portfolio Sub-Account ("AN4")	845,678	430,900
AllianceBernstein VP Small Cap Growth Portfolio Sub-Account ("AN5")	57,652	4,090
AllianceBernstein VPS International Value Portolio Sub-Account ("IVP")	6,845,217	430,056
Delaware Variable Insurance Products Trust:
Delaware VIP Growth Opportunities Series Sub-Account ("DGO")	46,199	72,765
Delaware VIP REIT Series Sub-Account ("DRS")	1,155,855	819,742
Delaware VIP Small Cap Value Series Sub-Account ("DSV")	1,670,864	450,594
Delaware VIP Trend Series: SC Sub-Account ("DTS")	118,802	4,297
Dreyfus Investment Portfolios:
Dreyfus Emerging Leaders Portfolio Sub-Account ("DEL")	328,444	45
Dreyfus MidCap Stock Portfolio Sub-Account ("DMC")	6,816	765
Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio Sub-Account ("DCA")	6,990	4,367
Dreyfus VIF Developing Leaders Portfolio Sub-Account ("DSC")	2,375,676	3,400,393
Dreyfus VIF Growth and Income Portfolio Sub-Account ("DGI")	5,101	3,411
Dreyfus VIF Quality Bond Portfolio Sub-Account ("DQB")	2,935,297	2,069,897
Dreyfus Stock Index Fund Sub-Account ("DSI")	24,917,470	10,623,899
DWS Investments VIT Funds:
DWS Small Cap Index VIP: Class A Sub-Account ("SSI")	920,857	468,303
DWS Small Cap Index VIP: Class B Sub-Account ("SSC")	970,999	523,181
DWS Variables Series II:
DWS Dreman Small Cap Value VIP: Class A Sub-Account ("SCV")	98,101	1,612
FAM Variable Series Funds, Inc.
Mercury Value Opportunities V.I. Fund Sub-Account ("MLV")	1,011,886	240,743
Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager: Growth Portfolio Sub-Account ("AMG")	16,282	3,848
Fidelity VIP Contrafund Portfolio Sub-Account ("FCN")	7,117,665	1,206,551
Fidelity VIP Contrafund Portfolio SC 2 Sub-Account ("FL1")	1,570,547	4,533,625
Fidelity VIP Equity Income Portfolio Sub-Account ("FEI")	2,238,679	9,703,718
Fidelity VIP Growth & Income Portfolio Sub-Account ("FVG")	33,731	12,720
Fidelity VIP Growth Portfolio Sub-Account ("FGP")	546,011	3,374,046
Fidelity VIP Growth Portfolio SC 2 Sub-Account ("FL3")	425,586	1,975,103
Fidelity VIP High Income Portfolio Sub-Account ("FHI")	106,218	128,545
Fidelity VIP Index 500 Portfolio Sub-Account ("FIP")	2,778	28,561
Fidelity VIP Investment Grade Bond Portfolio Sub-Account ("FIG")	2,068,453	134,696
Fidelity VIP Money Market Portfolio Sub-Account ("FMM")	6,770	-
Fidelity VIP Money Market Portfolio SC Sub-Account ("FL5")	84,506,185	44,627,234
Fidelity VIP Overseas Portfolio Sub-Account ("FOF")	4,525	738

67

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements - continued

Sub-Account (4) Investment Purchases and Sales - continued

	Purchases	Sales
Fidelity Variable Insurance Products Funds Sub-Account (continue):
Fidelity VIP Overseas Portfolio SC 2 Sub-Account ("FL2")	$702,689	$2,396,826
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate Fund Sub-Account ("FRE")	356,829	91,288
Franklin Small-Mid Cap Growth Securities Fund Sub-Account ("FSC")	485,651	154,889
Mutual Shares Securities Fund Sub-Account ("FSS")	391,605	522
Templeton Foreign Securities Fund: Class 1 Sub-Account ("TFS")	948,362	443,822
Templeton Foreign Securities Fund: Class 2 Sub-Account ("FTI")	325,372	292,866
Templeton Growth Securities Fund: Class 1 Sub-Account ("TSF")	2,562,774	8,449,611
Templeton Growth Securities Fund: Class 2 Sub-Account ("FTG")	32,500	350,544
Goldman Sachs Variable Insurance Trust:
GSAM CORESM VIT Structured U.S. Equity Fund Sub-Account ("GS3")	73,709	26,584
GSAM VIT Capital Growth Fund Sub-Account ("GS7")	67,516	87,192
Janus Aspen Series:
Janus Aspen Series Mid Cap Value Portfolio Sub-Account ("MVP")	1,549,299	601,533
J.P. Morgan Series Trust II:
J.P. Morgan Bond Portfolio Sub-Account ("JBP")	834,965	197,909
J.P. Morgan Small Company Portfolio Sub-Account ("JP3")	86,243	63,633
J.P. Morgan U.S. Large Cap Core Equity Portfolio Sub-Account ("JP1")	3,688	2,057
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account ("LA1")	1,963,697	6,720,509
Lord Abbett Series Fund International Portfolio Sub-Account ("LA3")	208,907	10,314
Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account ("LA2")	3,308,036	2,251,304
MFS/Sun Life Series Trust:
MFS/Sun Life Bond Series SC Sub-Account ("MF7")	184,082	166,891
MFS/Sun Life Capial Opportunities Series SC Sub-Account ("CO1")	10,721	18,857
MFS/Sun Life Capital Appreciation Series Sub-Account ("MF1")	962,505	7,944,022
MFS/Sun Life Capital Appreciation Series SC Sub-Account ("MFD")	439,146	1,538,871
MFS/Sun Life Emerging Growth Series Sub-Account ("MF2")	63,294	7,791
MFS/Sun Life Emerging Growth Series SC Sub-Account ("MFF")	72,349	10,793
MFS/Sun Life Global Growth Series Sub-Account ("GGR")	87,869	7,573
MFS/Sun Life Government Securities Series Sub-Account ("MF6")	10,191,636	11,789,985
MFS/Sun Life Government Securities Series SC Sub-Account ("MFK")	1,715,265	3,485,326
MFS/Sun Life High Yield Series SC Sub-Account ("MFC")	47,331	136,033
MFS/Sun Life International Growth SC Sub-Account ("IG1")	851,984	113,631
MFS/Sun Life International Growth Series Sub-Account ("IGS")	5,756,134	86,709
MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account ("M11")	21,506	3,355
MFS/Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account ("M1B")	30,593	130,878
MFS/Sun Life Massachusetts Investors Trust Series Sub-Account ("MF9")	697,551	208,886
MFS/Sun Life Massachusetts Investors Trust Series SC Sub-Account ("MFL")	222,734	59,285
MFS/Sun Life Money Market Series Sub-Account ("MMS")	56,343,863	2,961,857
MFS/Sun Life New Discovery Series SC Sub-Account ("M1A")	240,175	223,657
MFS/Sun Life Research International Series Sub-Account ("RIS")	4,568,654	1,483,049
MFS/Sun Life Research Series Sub-Account ("RES")	7,032	2,216
MFS/Sun Life Research Series SC Sub-Account ("RE1")	178,490	17,688
MFS/Sun Life Strategic Growth Series Sub-Account ("SG1")	197,004	128,712
MFS/Sun Life Strategic Income Sub-Account ("SI1")	37,119	752
MFS/Sun Life Total Return Series Sub-Account ("TRS")	4,114,863	11,075,726
MFS/Sun Life Total Return Series SC Sub-Account ("MFJ")	2,150,626	3,942,716
MFS/Sun Life Utilities Series Sub-Account ("MF5")	216,725	7,698
MFS/Sun Life Utilities Series SC Sub-Account ("MFE")	86,321	6,121
MFS/Sun Life Value Series Sub-Account ("EIS")	4,199	246
MFS/Sun Life Value Series SC Sub-Account ("MV1")	204,060	102,116
MFS/Sun Life Mid Cap Growth Series Sub-Account ("MC1")	100,329	164,285

67

Sun Life of Canada Sub-Account (U.S.) Variable Account G
Notes to Financial Statements - continued

Sub-Account (4) Investment Purchases and Sales - continued

	Purchases	Sales
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account ("NLM")	$60,066	$45,918
Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account ("NMC")	3,471,631	3,625,771
Neuberger Berman AMT Partners Portfolio Sub-Account ("NPP")	30,543	610
Neuberger Berman AMT Regency Portfolio Sub-Account ("NAR")	2,661,395	2,339,824
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA Sub-Account ("OCF")	10,659,780	1,912,015
Oppenheimer Global Securities Fund/VA Sub-Account ("OGS")	1,652,390	369,548
Oppenheimer Main Street Small Cap Fund®/VA Sub-Account ("OSC")	1,869,213	702,121
PIMCO Variable Insurance Trust:
PIMCO VIT Emerging Markets Bond Portfolio Sub-Account ("PMB")	46,495	368
PIMCO VIT High Yield Portfolio Sub-Account ("PHY")	9,757,743	4,627,016
PIMCO VIT Low Duration Portfolio Sub-Account ("PLD")	7,444	1,991
PIMCO VIT Real Return Portfolio Sub-Account ("PRR")	4,253,158	2,267,124
PIMCO VIT Total Return Portfolio Sub-Account ("PTR")	28,534,316	13,549,176
Royce Capital Fund:
Royce Capital Fund - Small Cap Portfolio Sub-Account ("SCP")	55,811	4,853
Rydex Variable Trust:
Rydex VT Nova Fund Sub-Account ("RX1")	55	70
Rydex VT OTC Fund Sub-Account ("RX2")	125	54
Sun Capital Advisers TrustSM:
Sun CapitalSM All Cap Fund Sub-Account ("SCM")	122,993	194,810
Sun Capital Investment Grade Bond Fund Sub-Account ("SC2")	528,702	1,701,816
Sun Capital Money Market Fund Sub-Account ("SC1")	33,199,286	16,673,763
Sun Capital Real Estate Fund Sub-Account ("SC3")	4,733,604	3,379,703
SCSM Blue Chip Mid Cap Fund Sub-Account ("SC5")	3,772,561	3,414,553
SCSM Davis Venture Value Fund Sub-Account ("SC7")	74,958	8,514
SCSM Oppenheimer Main Street Small Cap Fund Sub-Account ("SCB")	450,929	1,695,074
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio Sub-Account ("TBC")	379,829	58,918
T. Rowe Price Equity Income Portfolio Sub-Account ("REI")	15,207,599	5,379,192
T. Rowe Price New America Growth Portfolio Sub-Account ("RNA")	30,732	6,388
The Universal Institutional Funds, Inc.
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account ("VMG")	7,745,285	289,262
Van Kappen Life Investment Trust:
Van Kampen LIT Comstock Portfolio Sub-Account ("VCP")	458,579	11,160
Van Kampen LIT Growth and Income Portfolio Sub-Account ("VGI")	352,509	5,176
Total	$378,624,375	$218,248,731

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AI6	December 31, 2006	1,821	$12.9191	$24	0.42%	13.20%
	December 31, 2005	915	11.4122	10	0.00	0.06

AI1	December 31, 2006	215,990	11.5036	2,485	0.07	6.30
	December 31, 2005	189,249	10.8218	2,048	0.06	8.84
	December 31, 2004	174,503	9.9433	1,735	-	6.63
	December 31, 2003	146,985	9.3254	1,371	-	29.52
	December 31, 2002	112,940	7.2000	813	-	(24.36)

AI3	December 31, 2006	3,033	16.1250	50	0.56	16.70
	December 31, 2005	818	13.8173	11	1.60	5.31
	December 31, 2004	617	13.1203	8	1.30	8.97
	December 31, 2003	353	12.0405	4	1.40	24.42
	December 31, 2002	150	9.6773	1	2.66	(0.03)

AI2	December 31, 2006	-	-	-	-	- (3)
	December 31, 2005	727	11.53	8	-	7.48

A22	December 31, 2006	25,427	12.9798	330	0.70	11.24
	December 31, 2005	59,376	11.6681	693	0.52	7.62

AVF	December 31, 2006	-	-	-	3.29	- (3)
	December 31, 2005	12,129	8.57	104	0.99	5.65
	December 31, 2004	7,274	8.11	59	0.44	5.77
	December 31, 2003	15,515	7.67	119	0.21	25.08
	December 31, 2002	25,744	6.13	158	0.21	(30.26)

IV2	December 31, 2006	10,541	16.0730	169	-	14.13
	December 31, 2005	78,833	14.0834	1,110	-	5.19
	December 31, 2004	43,896	13.3883	588	-	13.90
	December 31, 2003	17,990	11.7600	212	-	33.43
	December 31, 2002	367	8.8097	3	-	(0.12)

AI4	December 31, 2006	31,874	21.4477	684	1.17	28.23
	December 31, 2005	24,516	16.7255	410	0.87	17.93
	December 31, 2004	13,682	14.1829	194	0.83	24.00
	December 31, 2003	5,825	11.4374	67	1.55	29.06
	December 31, 2002	1,100	8.8620	10	0.86	(0.11)

AL4	December 31, 2006	17,936	13.0498	234	-	10.14
	December 31, 2005	61	11.8482	1		18.48 (4)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period January 1, 2006 through April 26, 2006 (closing date of Sub-Account).
(4)	Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AN2	December 31, 2006	1,270	$13.5628	$17	-	8.38%
	December 31, 2005	1,935	12.5140	24	-	3.65
	December 31, 2004	1,986	12.0736	24	-	5.09
	December 31, 2003	370	11.4892	4	-	43.79
	December 31, 2002	382	7.9904	3	-	(0.20)

AN3	December 31, 2006	32,609	15.5272	506	1.29	16.98
	December 31, 2005	46,915	13.2730	623	1.29	4.60
	December 31, 2004	30,073	12.6898	382	0.75	11.22
	December 31, 2003	4,511	11.4095	52	0.90	32.18
	December 31, 2002	986	8.6316	9	1.09	(0.14)

AN4	December 31, 2006	54,460	28.9576	1,577	0.66	26.70
	December 31, 2005	38,455	22.8557	879	0.36	20.55
	December 31, 2004	15,219	18.9594	289	0.18	23.97
	December 31, 2003	8	15.2932	-	-	52.93

AN5	December 31, 2006	3,187	17.1063	55	-	10.50	(3)

IVP	December 31, 2006	613,578	12.9197	7,927	0.14	29.20	(4)

DGO	December 31, 2006	4,250	13.5072	57	-	6.36
	December 31, 2005	6,474	12.7000	82	-	11.40

DRS	December 31, 2006	38,838	19.0849	741	0.77	32.63
	December 31, 2005	19,485	14.3899	280	-	7.17

DSV	December 31, 2006	105,531	15.3127	1,616	0.24	16.19
	December 31, 2005	26,821	13.1793	353	-	9.42

DTS	December 31, 2006	9,079	12.2164	111	-	7.59	(5)

DEL	December 31, 2006	25,785	12.8359	331	-	8.24	(6)

DMC	December 31, 2006	1,803	12.4002	22	0.36	7.75
	December 31, 2005	1,562	11.5084	18	-	15.08	(7)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period March 24, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(4)	Not annualized, for the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006
(5)	Not annualized, for the period March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(6)	Not annualized, for the period December 18, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(7)	Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
DCA	December 31, 2006	1,708	$14.3079	$24	1.54%	16.48%
	December 31, 2005	1,535	12.2839	19	0.04	4.38
	December 31, 2004	24,514	11.7687	289	2.78	5.05
	December 31, 2003	45,304	11.2034	501	0.02	21.17
	December 31, 2002	43,810	9.2461	403	1.05	(16.71)

DSC	December 31, 2006	348,103	14.6122	5,086	0.42	3.77
	December 31, 2005	476,208	14.0812	6,705	-	5.80
	December 31, 2004	352,886	13.3093	4,696	0.00	0.11
	December 31, 2003	291,499	11.9537	3,484	0.02	31.69
	December 31, 2002	1,015,383	9.0772	9,217	0.04	(19.12)

DGI	December 31, 2006	1,315	12.5453	16	0.54	14.23
	December 31, 2005	1,188	10.9822	13	1.36	3.35
	December 31, 2004	1,094	10.6260	12	1.29	7.47
	December 31, 2003	953	9.8876	9	0.11	26.57
	December 31, 2002	87,658	7.8120	685	1.72	(25.33)

DQB	December 31, 2006	459,173	15.1787	6,968	4.59	4.23
	December 31, 2005	422,644	14.5623	6,153	3.62	2.48
	December 31, 2004	395,218	14.2101	5,614	4.06	3.37
	December 31, 2003	416,146	13.7471	5,722	3.92	4.94
	December 31, 2002	439,778	13.0997	5,760	5.25	7.76

DSI	December 31, 2006	4,860,856	11.5965	56,379	1.80	15.50
	December 31, 2005	3,603,696	10.0405	36,191	1.71	4.69
	December 31, 2004	2,152,440	9.5906	20,651	1.86	10.64
	December 31, 2003	1,994,466	8.6683	17,288	1.54	28.36
	December 31, 2002	1,407,209	6.7529	9,503	1.44	(22.36)

SSI	December 31, 2006	155,599	14.1875	2,208	0.58	17.49
	December 31, 2005	126,501	12.0754	1,528	0.83	4.26

SSC	December 31, 2006	101,506	19.7211	2,002	0.40	17.19
	December 31, 2005	81,411	16.8283	1,370	0.37	3.99
	December 31, 2004	46,571	16.1824	754	0.12	17.48
	December 31, 2003	7,000	13.7747	96	-	37.75

SCV	December 31, 2006	7,466	14.4603	108	0.54	25.06
	December 31, 2005	488	11.5625	6	-	15.63 (3)

MLV	December 31, 2006	173,904	14.2072	2,471	0.30	12.82
	December 31, 2005	148,198	12.5931	1,866	0.56	10.38
(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account.

(3)
The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AMG	December 31, 2006	2,940	$11.9241	$31	-	6.99%
	December 31, 2005	1,848	11.1454	17	-	3.89
	December 31, 2004	21,978	10.7281	236	1.65	5.98
	December 31, 2003	14,671	10.1225	149	2.16	23.34
	December 31, 2002	16,070	8.2073	131	3.32	(15.53)

FCN	December 31, 2006	338,660	25.6413	8,684	1.39	11.72
	December 31, 2005	126,315	22.9521	2,899	0.24	16.94
	December 31, 2004	83,724	19.6278	1,643	0.21	15.48
	December 31, 2003	42,586	16.9973	724	0.38	28.46
	December 31, 2002	37,708	13.2312	499	0.94	(9.35)

FL1	December 31, 2006	125,144	18.6416	2,333	1.06	11.43
	December 31, 2005	308,911	16.7292	5,168	0.09	16.65
	December 31, 2004	189,838	14.3418	2,723	0.09	15.16
	December 31, 2003	48,020	12.4539	598	0.11	28.20
	December 31, 2002	12,540	9.7148	122	0.26	(0.03)

FEI	December 31, 2006	148,177	20.5021	3,038	2.73	20.19
	December 31, 2005	600,228	17.0576	10,239	1.38	5.87
	December 31, 2004	1,056,327	16.1126	17,020	1.48	11.53
	December 31, 2003	912,163	14.4470	13,178	1.49	30.33
	December 31, 2002	741,221	11.0849	8,216	1.68	(16.95)

FVG	December 31, 2006	3,910	12.7981	50	1.07	13.18
	December 31, 2005	2,234	11.3080	25	-	7.63

FGP	December 31, 2006	11,815	15.6124	185	0.55	6.85
	December 31, 2005	204,148	14.6115	2,983	0.48	5.80
	December 31, 2004	177,274	13.8107	2,448	0.25	3.38
	December 31, 2003	155,827	13.3594	2,082	0.24	32.85
	December 31, 2002	150,653	10.0561	1,515	0.27	(30.10)

FL3	December 31, 2006	76,148	12.5487	956	0.17	6.57
	December 31, 2005	205,186	11.7748	2,416	0.22	5.50
	December 31, 2004	133,887	11.1607	1,494	0.06	3.12
	December 31, 2003	45,436	10.8228	492	0.03	32.54
	December 31, 2002	4,217	8.1657	34	0.02	(0.18)

FHI	December 31, 2006	30,176	12.4110	375	7.80	11.24
	December 31, 2005	34,527	11.1573	385	15.17	2.70
	December 31, 2004	26,937	10.8638	293	7.07	9.59
	December 31, 2003	20,702	9.9129	205	6.40	27.26
	December 31, 2002	9,217	7.7892	72	7.54	3.44

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

						Investment
			Net Assets			Income as a
		Units	Unit			% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)		Net Assets(1)	Return(2)
FIP	December 31, 2006	1,892	$19.0805	$37		2.39%	15.73%
	December 31, 2005	3,432	16.4872	57		1.74	4.82
	December 31, 2004	3,516	15.7286	56		1.39	10.61
	December 31, 2003	1,378	14.2193	20		9.28	28.41
	December 31, 2002	120,555	11.0735	1,335		1.34	(22.25)

FIG	December 31, 2006	381,208	16.4364	6,266		3.12	4.35
	December 31, 2005	270,915	15.7514	4,267		-	2.19

FMM	December 31, 2006	10,000	14.5693	146	(3)	N/A	4.88
	December 31, 2005	10,000	13.8910	139	(3)	N/A	3.04
	December 31, 2004	10,000	13.4818	135	(3)	15.79	1.21
	December 31, 2003	10,000	13.3206	133	(3)	2.44	1.00
	December 31, 2002	28,667	13.1888	509	(3)	1.68	1.69

FL5	December 31, 2006	4,147,381	10.8723	45,076		3.79	4.77
	December 31, 2005	500,774	10.3773	5,197		2.76	2.93
	December 31, 2004	2,242	10.0824	23		2.39	0.82	(4)

FOF	December 31, 2006	280	15.6864	4		-	18.08	(5)

FL2	December 31, 2006	44,665	19.9098	890		0.60	17.77
	December 31, 2005	141,542	16.9053	2,393		0.52	18.78
	December 31, 2004	115,242	14.2322	1,640		0.65	13.31
	December 31, 2003	31,025	12.5601	390		0.26	43.04
	December 31, 2002	6,335	8.7810	56		0.55	(0.12)

FRE	December 31, 2006	37,207	13.8470	515		2.55	20.87
	December 31, 2005	19,099	11.4557	219		-	14.56	(6)

FSC	December 31, 2006	80,979	12.5544	1,017		-	8.95
	December 31, 2005	52,788	11.5226	608		-	5.09
	December 31, 2004	7,962	10.9649	87		-	9.65	(4)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	This amount represents the total of the Fidelity VIP Money Market Portfolio Net Assets Applicable to Contract Owners and the Net Assets Applicable to Sponsor.
(4)	Not annualized, for the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004.
(5)	Not annualized, for the period March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(6)	Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FSS	December 31, 2006	27,532	$14.5350	$400	-	18.66	%(3)

TFS	December 31, 2006	285,327	15.6529	4,466	1.41	21.70
	December 31, 2005	254,286	12.8622	3,271	0.92	10.48
	December 31, 2004	4,519	11.6425	53	-	16.43	(4)

FTI	December 31, 2006	44,466	21.9940	978	1.15	21.44
	December 31, 2005	43,562	18.1103	789	1.42	10.17
	December 31, 2004	24,034	16.4387	395	1.17	18.53
	December 31, 2003	430	13.8690	6	1.94	38.69

TSF	December 31, 2006	327,236	22.4743	7,354	1.83	22.20
	December 31, 2005	650,615	18.3908	11,965	1.36	9.06
	December 31, 2004	243,051	16.8633	4,099	1.24	16.25
	December 31, 2003	223,841	14.5066	3,247	1.73	32.62
	December 31, 2002	189,578	10.9384	2,074	2.59	(18.32)

FTG	December 31, 2006	6,820	21.6112	147	0.85	21.81
	December 31, 2005	24,456	17.7420	434	0.76	8.86
	December 31, 2004	3,950	16.2976	64	1.31	16.03
	December 31, 2003	1,504	14.0465	21	1.95	40.46

GS3	December 31, 2006	9,016	15.4213	139	1.47	12.89
	December 31, 2005	5,797	13.6604	79	0.63	6.51
	December 31, 2004	5,987	12.8254	77	1.88	14.94
	December 31, 2003	53	11.1583	1	1.11	29.47
	December 31, 2002	23	8.6181	-	-	(0.14)

GS7	December 31, 2006	5,857	12.6115	74	0.09	8.56
	December 31, 2005	7,633	11.6171	89	0.16	2.94
	December 31, 2004	4,915	11.2851	55	1.34	12.85

MVP	December 31, 2006	90,251	11.1838	1,009	2.91	11.84	(5)

JBP	December 31, 2006	796,833	16.8943	13,459	3.87	4.14
	December 31, 2005	789,914	16.2227	12,812	3.18	2.81
	December 31, 2004	713,031	15.7792	11,249	3.43	4.29
	December 31, 2003	707,104	15.1300	10,699	2.83	3.72
	December 31, 2002	724,379	14.5878	10,568	0.78	8.80

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.
(4)	Not annualized, for the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004.
(5)	Not annualized, for the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
JP3	December 31, 2006	37,663	$19.5750	$738	-	15.01%
	December 31, 2005	37,694	17.0208	642	-	3.42
	December 31, 2004	30,363	16.4587	500	-	27.17
	December 31, 2003	30,306	12.9424	392	-	35.98
	December 31, 2002	29,068	9.5181	277	0.23	(21.65)

JP1	December 31, 2006	9,175	14.6402	134	0.97	16.57
	December 31, 2005	9,144	12.5588	115	1.10	1.35
	December 31, 2004	23,681	12.3915	293	1.58	9.49
	December 31, 2003	70,487	11.3177	798	0.72	28.14
	December 31, 2002	54,154	8.8325	478	0.05	(24.62)

LA1	December 31, 2006	204,334	16.7183	3,417	0.75	17.27
	December 31, 2005	522,122	14.2559	7,444	1.12	3.25
	December 31, 2004	319,388	13.8076	4,411	1.12	12.65
	December 31, 2003	128,258	12.2568	1,573	0.95	31.01
	December 31, 2002	41,527	9.3555	389	0.93	(0.06)

LA3	December 31, 2006	13,078	18.2315	238	0.56	29.08
	December 31, 2005	2,812	14.1247	40	-	26.63
	December 31, 2004	561	11.1543	6	0.14	20.71
	December 31, 2003	457	9.2409	4	2.01	41.25
	December 31, 2002	288	6.5421	2	1.56	(0.35)

LA2	December 31, 2006	249,898	17.7540	4,438	0.56	12.23
	December 31, 2005	206,568	15.8192	3,269	0.68	8.22
	December 31, 2004	80,667	14.6174	1,180	0.43	24.04
	December 31, 2003	38,062	11.7842	449	0.61	24.75
	December 31, 2002	25,510	9.4459	241	0.81	(0.06)

MF7	December 31, 2006	17,634	11.4415	202	1.37	4.87
	December 31, 2005	16,412	10.9101	179	5.95	1.59
	December 31, 2004	15,113	10.7391	162	0.21	7.39

CO1	December 31, 2006	12,204	13.6324	166	0.25	14.02
	December 31, 2005	12,888	11.9566	154	0.75	1.31
	December 31, 2004	14,286	11.8019	169	0.24	12.52
	December 31, 2003	1,596	10.4885	17	-	4.88 (3)

MF1	December 31, 2006	5,248	11.6257	61	0.30	6.37
	December 31, 2005	656,239	10.9294	7,172	0.57	0.92
	December 31, 2004	579,514	10.8301	6,276	0.06	11.02
	December 31, 2003	476,632	9.7600	4,650	-	28.71
	December 31, 2002	346,448	7.5791	2,626	0.18	(32.39)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period November 28, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFD	December 31, 2006	98	$12.0491	$1	-	6.05%
	December 31, 2005	97,961	11.3613	1,113	-	0.63
	December 31, 2004	60,888	11.2897	687	-	10.78
	December 31, 2003	22,075	10.1909	225	-	28.35
	December 31, 2002	539	7.9400	4	0.14	(0.21)

MF2	December 31, 2006	11,539	15.8451	183	-	8.02
	December 31, 2005	7,689	14.6685	113	-	9.14
	December 31, 2004	6,880	13.4404	92	-	13.24
	December 31, 2003	6,920	11.8688	82	-	31.49
	December 31, 2002	11,341	9.0261	102	-	(34.15)

MFF	December 31, 2006	14,086	14.1227	199	-	7.70
	December 31, 2005	9,627	13.1134	126	-	8.90
	December 31, 2004	70,196	12.0419	845	-	12.96
	December 31, 2003	63,948	10.6599	682	-	31.14
	December 31, 2002	34	8.1289	-	-	(0.19)

GGR	December 31, 2006	10,520	23.0491	243	0.47	17.37
	December 31, 2005	6,688	19.6372	131	0.69	10.03
	December 31, 2004	7,037	17.8466	126	0.38	15.61
	December 31, 2003	13,847	15.4368	214	0.50	35.44
	December 31, 2002	14,157	11.3973	162	0.31	(19.36)

MF6	December 31, 2006	844,369	16.7672	14,158	5.30	3.68
	December 31, 2005	984,125	16.1714	15,915	4.73	2.30
	December 31, 2004	579,747	15.8073	9,164	5.94	3.76
	December 31, 2003	572,822	15.2344	8,727	4.30	2.15
	December 31, 2002	467,971	14.9139	6,979	2.73	9.80

MFK	December 31, 2006	5,329	12.1243	65	6.96	3.47
	December 31, 2005	161,616	11.7174	1,894	4.29	2.01
	December 31, 2004	115,002	11.4869	1,322	4.91	3.55
	December 31, 2003	109,937	11.0931	1,220	4.31	1.87
	December 31, 2002	58,198	10.8895	634	1.47	0.09

MFC	December 31, 2006	5,339	16.1642	86	5.57	10.04
	December 31, 2005	11,655	14.6890	171	9.04	1.93
	December 31, 2004	11,959	14.4102	172	1.34	9.37
	December 31, 2003	29,070	13.1757	383	-	31.76

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
IG1	December 31, 2006	105,254	$18.3962	$1,936	0.46%	25.75%
	December 31, 2005	66,809	14.6287	977	0.67	14.62
	December 31, 2004	51,512	12.7624	657	0.37	18.58
	December 31, 2003	6,517	10.7627	70	-	7.63 (3)

IGS	December 31, 2006	578,150	11.8798	6,868	-	18.80 (4)

M11	December 31, 2006	13,160	9.8591	130	0.08	7.67
	December 31, 2005	11,155	9.1571	102	0.47	4.37
	December 31, 2004	12,059	8.7735	106	0.06	9.61
	December 31, 2003	10,088	8.0044	81	-	23.39
	December 31, 2002	9,686	6.4873	63	0.15	(28.05)

M1B	December 31, 2006	11,172	12.4524	139	-	7.42
	December 31, 2005	19,482	11.5928	226	0.15	4.15
	December 31, 2004	6,214	11.1303	69	-	9.36
	December 31, 2003	1,517	10.1780	15	-	1.78

MF9	December 31, 2006	40,634	12.7876	520	0.11	13.30
	December 31, 2005	1,679	11.2862	19	0.94	7.70
	December 31, 2004	1,649	10.4789	17	1.00	11.99
	December 31, 2003	1,624	9.3573	15	1.43	22.83
	December 31, 2002	3,098	7.6179	24	1.00	(21.22)

MFL	December 31, 2006	14,412	14.1475	204	0.84	13.04
	December 31, 2005	2,288	12.5156	29	0.94	7.42
	December 31, 2004	698	11.6512	8	1.15	16.51

MMS	December 31, 2006	6,981,655	12.5231	87,485	4.66	4.59
	December 31, 2005	2,848,202	11.9731	34,103	2.68	2.72
	December 31, 2004	2,995,635	11.6561	34,914	0.74	0.83
	December 31, 2003	5,869,001	11.5606	67,847	0.63	0.63
	December 31, 2002	6,145,747	11.4883	70,602	1.27	1.27

M1A	December 31, 2006	107,543	14.7650	1,588	-	12.90
	December 31, 2005	106,088	13.0783	1,388	-	4.96
	December 31, 2004	132,904	12.4608	1,656	-	7.22
	December 31, 2003	68,306	11.6221	794	-	35.01
	December 31, 2002	10,249	8.6083	88	-	(0.14)

RIS	December 31, 2006	367,149	17.3436	6,368	1.17	27.47
	December 31, 2005	179,699	13.6059	2,445	0.97	16.56

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period November 14, 2003 (commencement of operations of Sub-Account) through December 31, 2003.
(4)	Not annualized, for the period June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
RES	December 31, 2006	2,005	$12.7842	$26	0.64%	10.56%
	December 31, 2005	1,633	11.5636	19	0.55	8.01
	December 31, 2004	1,331	10.7063	14	0.90	15.83
	December 31, 2003	1,058	9.2433	10	0.72	25.32
	December 31, 2002	736	7.3758	5	0.51	(25.11)

RE1	December 31, 2006	48,215	14.4418	696	0.42	10.32
	December 31, 2005	36,361	13.0909	476	0.38	7.71
	December 31, 2004	25,183	12.1540	306	0.07	21.54 (3)

SG1	December 31, 2006	82,241	11.7838	969	-	6.37
	December 31, 2005	76,777	11.0779	851	0.12	1.17
	December 31, 2004	74,624	10.9496	817	-	6.58
	December 31, 2003	39,766	10.2734	409	-	2.73 (4)

SI1	December 31, 2006	3,059	11.9548	37	6.78	6.45
	December 31, 2005	58	11.2304	1	9.57	1.61
	December 31, 2004	987	11.0527	11	4.56	7.83
	December 31, 2003	936	10.2502	10	-	2.50 (4)

TRS	December 31, 2006	163,267	20.1056	3,283	3.75	12.22
	December 31, 2005	576,178	17.9160	10,323	2.54	3.02
	December 31, 2004	476,896	17.3903	8,294	2.30	11.47
	December 31, 2003	367,218	15.6009	5,729	3.41	17.15
	December 31, 2002	299,863	13.3170	3,993	3.27	(5.69)

MFJ	December 31, 2006	213,459	14.9450	3,190	2.70	11.91
	December 31, 2005	361,075	13.3548	4,822	2.24	2.81
	December 31, 2004	237,715	12.9895	3,088	2.50	11.14
	December 31, 2003	63,289	11.6871	740	2.59	16.83
	December 31, 2002	4,540	10.0034	45	2.31	-

MF5	December 31, 2006	10,559	23.4853	248	2.26	32.28
	December 31, 2005	1,628	17.7541	29	0.91	17.29
	December 31, 2004	1,151	15.1367	17	1.94	30.37
	December 31, 2003	906	11.6104	11	3.64	36.26
	December 31, 2002	1,039	8.5210	9	3.19	(23.87)

MFE	December 31, 2006	4,856	20.9901	102	1.90	31.96
	December 31, 2005	634	15.9064	10	0.26	16.97
	December 31, 2004	69	13.5985	1	1.74	30.01
	December 31, 2003	50	10.4593	1	2.65	36.03
	December 31, 2002	24	7.6890	-	-	(0.23)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period February 9, 2004 (commencement of operations of Sub-Account) through December 31, 2004.
(4)	Not annualized, for the period November 13, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
EIS	December 31, 2006	304	$14.5109	$4	1.77%	20.96%
	December 31, 2005	-	11.9969	-	0.54	6.60

MV1	December 31, 2006	42,884	15.9049	682	1.31	20.66
	December 31, 2005	37,653	13.1817	496	1.20	6.34
	December 31, 2004	39,927	12.3957	495	0.97	15.18
	December 31, 2003	13,598	10.7619	146	-	7.62	(3)

MC1	December 31, 2006	72,669	12.1000	879	-	2.20
	December 31, 2005	77,639	11.8400	919	-	2.78
	December 31, 2004	75,199	11.5200	866	-	14.29
	December 31, 2003	59,452	10.0800	599	-	0.80	(3)

NLM	December 31, 2006	44,193	14.6410	647	3.13	4.20
	December 31, 2005	44,587	14.0507	627	3.66	1.44
	December 31, 2004	6,730	13.8508	93	3.68	0.78
	December 31, 2003	7,982	13.7437	110	0.04	2.42
	December 31, 2002	4,163,286	13.4184	55,865	4.38	5.34

NMC	December 31, 2006	306,449	16.6901	5,114	-	14.69
	December 31, 2005	330,149	14.5519	4,804	-	13.74
	December 31, 2004	156,542	12.7939	2,003	-	16.31
	December 31, 2003	81,333	11.0000	894	-	28.07
	December 31, 2002	399,740	8.5890	3,433	-	(29.34)

NPP	December 31, 2006	1,497	18.7515	28	1.07	12.24
	December 31, 2005	20	16.7065	-	0.00	18.05
	December 31, 2004	7,734	14.1526	109	0.00	0.19
	December 31, 2003	7,553	11.8955	90	-	35.09
	December 31, 2002	26,534	8.8057	234	0.61	(24.14)

NAR	December 31, 2006	152,176	14.6527	2,230	0.41	11.17
	December 31, 2005	141,084	13.1809	1,860	0.09	12.00
	December 31, 2004	96,138	11.7688	1,131	0.06	17.69	(4)

OCF	December 31, 2006	900,873	12.1923	10,984	0.15	7.95
	December 31, 2005	94,709	11.2946	1,070	0.86	5.10

OGS	December 31, 2006	90,934	15.6854	1,426	0.54	17.69
	December 31, 2005	1,374	13.3276	18	-	14.31

OSC	December 31, 2006	126,981	14.9507	1,898	0.14	15.00
	December 31, 2005	43,365	13.0009	564	-	9.92

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
(3) Not annualized, for the period November 13, 2003 (commencement of operations of Sub-Account) through December 31, 2003.
(4) Not annualized, for the period July 26, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
PMB	December 31, 2006	3,552	$20.8600	$74	4.92%	9.28%
	December 31, 2005	1,433	19.0893	27	5.50	10.78
	December 31, 2004	7	17.2312	-	2.80	12.12
	December 31, 2003	35	15.3682	1	4.89	53.68

PHY	December 31, 2006	339,475	16.6338	5,646	6.42	9.10
	December 31, 2005	22,982	15.2457	350	6.51	4.13
	December 31, 2004	12,344	14.6416	181	6.54	9.56
	December 31, 2003	307	13.3636	4	7.47	33.64

PLD	December 31, 2006	588	10.6637	6	4.40	3.98
	December 31, 2005	79	10.2557	1	3.81	1.01

PRR	December 31, 2006	262,724	12.3350	3,240	4.39	0.72
	December 31, 2005	116,738	12.2474	1,430	2.79	2.10
	December 31, 2004	83,689	11.9957	1,004	1.11	8.92
	December 31, 2003	19,082	11.0135	210	1.26	10.13

PTR	December 31, 2006	1,625,791	12.0190	19,538	4.57	3.85
	December 31, 2005	399,997	11.5732	4,629	3.51	2.45
	December 31, 2004	229,165	11.2961	2,589	1.98	4.89
	December 31, 2003	36,149	10.7693	389	2.58	7.69

SCP	December 31, 2006	5,068	11.0867	54	-	10.87 (3)

RX1	December 31, 2006	55	10.6034	1	1.23	19.27
	December 31, 2005	58	8.8899	1	0.43	3.96
	December 31, 2004	67	8.5509	1	-	14.62
	December 31, 2003	35	7.4601	-	-	39.19
	December 31, 2002	24	5.3597	-	6.60	(0.46)

RX2	December 31, 2006	20	8.3324	-	-	5.77
	December 31, 2005	11	7.8776	-	-	1.11
	December 31, 2004	7	7.7910	-	-	9.35
	December 31, 2003	1	7.1251	-	-	(28.75)

SCM	December 31, 2006	18,059	16.5827	299	1.48	20.07
	December 31, 2005	23,634	13.8105	326	0.13	(0.71)
	December 31, 2004	18,179	13.9100	253	0.31	20.39
	December 31, 2003	9,785	11.5543	113	2.94	52.89
	December 31, 2002	25	7.5575	-	-	(0.24)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
	Units		Unit		% of Average	Total
Sub-Accounts	Outstanding		Value	(000s)	Net Assets(1)	Return(2)
SC2	December 31, 2006	188,798	$14.7381	$2,781	5.00%	5.41%
	December 31, 2005	284,245	13.9822	3,973	4.68	1.96
	December 31, 2004	248,388	13.7129	3,405	4.75	6.42
	December 31, 2003	255,079	12.8855	3,286	5.36	9.65
	December 31, 2002	5,659	11.7513	66	5.90	0.18

SC1	December 31, 2006	3,475,542	11.0627	38,442	4.56	4.60
	December 31, 2005	2,072,605	10.5761	21,916	2.79	2.76
	December 31, 2004	1,504,073	10.2924	15,477	0.73	0.74
	December 31, 2003	1,228,069	10.2170	12,544	0.55	0.55
	December 31, 2002	420,196	10.1612	4,270	1.12	0.02

SC3	December 31, 2006	272,905	39.3473	10,738	1.66	38.96
	December 31, 2005	249,940	28.3149	7,077	1.77	9.67
	December 31, 2004	155,069	25.8182	4,003	2.09	33.32
	December 31, 2003	42,775	19.3658	828	-	35.95
	December 31, 2002	12,628	14.2452	180	0.04	0.04

SC5	December 31, 2006	214,216	21.2742	4,558	-	11.30
	December 31, 2005	230,173	19.1149	4,400	0.10	16.61
	December 31, 2004	137,998	16.3924	2,263	-	16.14
	December 31, 2003	45,795	14.1139	647	-	36.09
	December 31, 2002	9,059	10.3707	94	-	0.04

SC7	December 31, 2006	6,647	17.2162	114	0.92	14.77
	December 31, 2005	2,448	15.0011	37	0.83	9.73
	December 31, 2004	714	13.6714	10	0.67	12.45
	December 31, 2003	397	12.1575	5	1.13	21.57

SCB	December 31, 2006	54,552	19.0442	1,039	-	13.60
	December 31, 2005	124,420	16.7646	2,086	-	4.33
	December 31, 2004	120,273	16.0688	1,933	-	18.43
	December 31, 2003	23,890	13.5682	324	0.06	41.62
	December 31, 2002	8,140	9.5808	78	-	(0.04)

TBC	December 31, 2006	50,108	12.5672	630	0.31	9.67
	December 31, 2005	24,398	11.4595	280	0.21	5.94
	December 31, 2004	7,729	10.8171	84	-	8.17 (3)

REI	December 31, 2006	1,485,420	18.2079	27,047	1.70	18.97
	December 31, 2005	930,172	15.3048	14,236	1.62	3.92
	December 31, 2004	790,941	14.7272	11,649	2.46	15.45
	December 31, 2003	194,604	12.7564	2,482	0.84	24.92
	December 31, 2002	520,284	10.2115	5,313	1.57	(13.12)

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3)	Not annualized, for the period May, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(5) Financial Highlights - continued

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for each of the years in the period ended December 31, 2006 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyholder accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
		Units	Unit		% of Average	Total
Sub-Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
RNA	December 31, 2006	9,247	$11.0077	$102	0.05%	7.33%
	December 31, 2005	7,084	10.2558	73	-	4.47
	December 31, 2004	1,023	9.8167	10	0.06	10.88
	December 31, 2003	889	8.8531	8	-	35.10
	December 31, 2002	753	6.5528	5	-	(28.31)

VMG	December 31, 2006	577,966	14.8050	8,557	-	9.27
	December 31, 2005	6,297	13.5484	85	-	17.57

VCP	December 31, 2006	34,255	13.8281	474	1.43	16.28
	December 31, 2005	114	11.8920	1	-	4.37

VGI	December 31, 2006	28,210	14.4693	408	0.11	16.23
	December 31, 2005	1,633	12.4484	20	-	9.99

(1)
These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(2)
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

67

Sun Life of Canada (U.S.) Variable Account G
Notes to Financial Statements - continued

(6) Diversification Requirements

Under the provision of Section 817(h) of the Internal Revenue Code (the "Code"), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, is not rated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

(7) Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Sub-Accounts is currently evaluation the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Account Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Sub-Accounts is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio’s financial statement disclosures.

67

Report of Independent Registered Public Accounting Firm

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Basic Value Fund Sub-Account, AIM V.I. Capital Appreciation Fund Sub-Account, AIM V.I. Core Equity Fund Sub-Account, AIM V.I. Growth Fund Sub-Account, AIM V.I. Mid Cap Core Equity Fund Sub-Account, AIM V.I. Premier Equity Fund Sub-Account, AIM V.I. Small Company Growth Fund Sub-Account, AIM V.I. International Growth Fund Sub-Account, , Alger American MidCap Growth Portfolio Sub-Account, AllianceBernstein VP Global Technology Fund Sub-Account, AllianceBernstein VP Growth and Income Fund Sub-Account, AllianceBernstein VP International Growth Portfolio Sub-Account, AllianceBernstein VP Small Cap Growth Portfolio Sub-Account, AllianceBernstein VPS International Value Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Delaware VIP REIT Series Sub-Account, Delaware VIP Small Cap Value Series Sub-Account, Delaware VIP Trend Series: SC Sub-Account, Dreyfus Emerging Leaders Portfolio Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Dreyfus VIF Appreciation Portfolio Sub-Account, Dreyfus VIF Developing Leaders Portfolio Sub-Account, Dreyfus VIF Growth and Income Portfolio Sub-Account, Dreyfus VIF Quality Bond Portfolio Sub-Account, Dreyfus Stock Index Fund, DWS Small Cap Index VIP: Class A Sub-Account, DWS Small Cap Index VIP: Class B Sub-Account, DWS Dreman Small Cap Value VIP: Class A Sub-Account, Mercury Value Opportunities V.I. Fund Sub-Account, Fidelity VIP II Asset Manager: Growth Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio SC 2 Sub-Account, Fidelity VIP Equity Income Portfolio Sub-Account, Fidelity VIP Growth & Income Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Fidelity VIP Growth Portfolio SC 2 Sub-Account, Fidelity VIP High Income Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Investment Grade Bond Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Money Market Portfolio SC Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Overseas Portfolio SC 2 Sub-Account, Franklin Real Estate Fund Sub-Account, Franklin Small-Mid Cap Growth Securities Fund Sub-Account, Franklin Mutual Shares Securities Fund Sub-Account, Templeton Foreign Securities Fund: Class 1 Sub-Account, Templeton Foreign Securities Fund: Class 2 Sub-Account, Templeton Growth Securities Fund: Class 1 Sub-Account, Franklin Templeton VIP Growth Securities Fund: Class 2 Sub-Account, Goldman Sachs VIT CORESM Structured U.S. Equity Fund Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, Janus Aspen Series Mid Cap Value Portfolio Sub-Account, JP Morgan Bond Portfolio Sub-Account, JP Morgan Small Company Portfolio Sub-Account, JP Morgan U.S. Large Cap Core Equity Portfolio Sub-Account, Lord Abbett Series Fund Growth & Income Portfolio Sub-Account, Lord Abbett Series Fund International Portfolio Sub-Account, Lord Abbett Series Fund Mid Cap Value Portfolio Sub-Account, MFS Sun Life Bond Series SC Sub-Account, MFS Sun Life Capital Opportunities Series SC Sub-Account, MFS Sun Life Capital Appreciation Series Sub-Account, MFS Sun Life Capital Appreciation Series SC Sub-Account, MFS Sun Life Emerging Growth Series Sub-Account, MFS Sun Life Emerging Growth Series SC Sub-Account, MFS Sun Life Global Growth Series Sub-Account, MFS Sun Life Government Securities Series Sub-Account, MFS Sun Life Government Securities Series SC Sub-Account, MFS Sun Life High Yield Series SC Sub-Account, MFS Sun Life International Growth SC Sub-Account, MFS Sun Life International Growth Series Sub-Account, MFS Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS Sun Life Massachusetts Investors Growth Stock Series SC Sub-Account, MFS Sun Life Massachusetts Investors Trust Series Sub-Account, MFS Sun Life Massachusetts Investors Trust Series SC Sub-Account, MFS Sun Life Money Market Series Sub-Account, MFS Sun Life New Discovery Series SC Sub-Account, MFS Sun Life Research International Series Sub-Account, MFS Sun Life Research Series Sub-Account, MFS Sun Life Research Series SC Sub-Account, MFS Sun Life Strategic Growth Series Sub-Account, MFS Sun Life Strategic Income Sub-Account, MFS Sun Life Total Return Series Sub-Account, MFS Sun Life Total Return Series SC Sub-Account, MFS Sun Life Utilities Series Sub-Account, MFS Sun Life Utilities Series SC Sub-Account, MFS Sun Life Value Series Sub-Account, MFS Sun Life Value Series SC Sub-Account, MFS Sun Life Mid Cap Growth Series Sub-Account, Neuberger Berman AMT Limited Maturity Bond Portfolio Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Sub-Account, Neuberger Berman AMT Partners Portfolio Sub-Account, Neuberger Berman AMT Regency Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund/VA Sub-Account, Oppenheimer Global Securities Fund/VA Sub-Account, Oppenheimer Main Street Small Cap Fund®/VA Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, Royce Capital Fund Small Cap Portfolio Sub-Account, Rydex VT Nova Fund Sub-Account, Rydex VT OTC Fund Sub-Account, Sun Capital All Cap Fund Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Money Market Fund Sub-Account, Sun Capital Real Estate Fund Sub-Account, SCSM Blue Chip Mid Cap Fund Sub-Account, SCSM Davis Venture Value Fund Sub-Account, SCSM Oppenheimer Main Street Small Cap Fund Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Sub-Account, Van Kampen LIT Comstock Portfolio Sub-Account, and Van Kampen LIT Growth and Income Portfolio Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the åSub-Accountsæ), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

April 20, 2007
Boston, Massachusetts

67

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004

Revenues:
Premiums and annuity considerations	$59,192	$51,982	$58,820
Net investment income	1,206,081	1,112,529	1,134,257
Net derivative income (loss)	9,089	16,474	(98,419)
Net realized investment (losses) gains	(44,511)	16,925	96,074
Fee and other income	398,622	362,275	357,011

Total revenues	1,628,473	1,560,185	1,547,743

Benefits and expenses:
Interest credited	633,405	637,502	673,442
Interest expense	130,802	123,279	128,522
Policyowner benefits	156,970	187,013	141,377
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	399,182	243,821	82,876
Other operating expenses	231,434	196,543	214,495

Total benefits and expenses	1,551,793	1,388,158	1,240,712

Income before income tax (benefit) expense, minority interest and cumulative effect of change in accounting principles	76,680	172,027	307,031

Income tax (benefit) expense:
Federal	(1,717)	40,091	71,352
State	105	(2)	(98)
Income tax (benefit) expense	(1,612)	40,089	71,254

Income before minority interest and cumulative
effect of change in accounting principles	78,292	131,938	235,777

Minority interest share of (loss) income	-	(1,214)	5,561

Income before cumulative effect of change in accounting principles	78,292	133,152	230,216

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 in 2004	-	-	(8,940)

Net income	$78,292	$133,152	$221,276

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2006	December 31, 2005
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $13,623,450 and $15,620,827 in 2006 and 2005, respectively)	$13,637,973	$15,677,148
Trading fixed maturities at fair value (amortized cost of $3,838,732 and $1,982,762 in 2006 and 2005, respectively)	3,856,053	1,984,848
Subordinated note from affiliate held-to-maturity (fair value of $630,751 and $645,755 in 2006 and 2005, respectively)	600,000	600,000
Mortgage loans	2,273,176	1,739,370
Derivative instruments - receivable	653,854	487,947
Limited partnerships	193,728	222,148
Real estate	186,891	170,510
Policy loans	709,626	701,769
Other invested assets	950,226	554,917
Cash and cash equivalents	578,080	347,654
Total investments and cash	23,639,607	22,486,311

Accrued investment income	291,218	261,507
Deferred policy acquisition costs	1,234,206	1,341,377
Value of business acquired	47,744	53,670
Deferred federal income taxes	3,597	4,360
Goodwill	701,451	701,451
Receivable for investments sold	33,241	79,860
Reinsurance receivable	1,817,999	1,860,680
Other assets	153,230	122,239
Separate account assets	21,060,255	19,095,391

Total assets	$48,982,548	$46,006,846

LIABILITIES

Contractholder deposit funds and other policy liabilities	$19,428,625	$18,668,578
Future contract and policy benefits	750,112	768,297
Payable for investments purchased	218,465	248,733
Accrued expenses and taxes	144,695	150,318
Debt payable to affiliates	1,325,000	1,125,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,605,626	1,652,517
Derivative instruments - payable	160,504	197,765
Other liabilities	1,178,086	766,657
Separate account liabilities	21,060,255	19,095,391

Total liabilities	46,479,194	43,281,082

Commitments and contingencies - Note 19

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2006 and 2005	$6,437	$6,437
Additional paid-in capital	2,143,408	2,138,880
Accumulated other comprehensive income	14,030	19,260
Retained earnings	339,479	561,187

Total stockholder’s equity	2,503,354	2,725,764

Total liabilities and stockholder’s equity	$48,982,548	$46,006,846

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2006	2005	2004

Net income	$78,292	$133,152	$221,276

Other comprehensive loss:
Net change in unrealized holding (losses) gains on available-for sale securities, net of tax and policyholder amounts (1)	(46,229)	(79,814)	23,103
Minimum pension liability adjustment, net of tax (2)	326	(1,842)	-
Reclassification adjustments of realized investment losses (gains) into net income, net of tax (3)	40,673	(79,722)	(70,146)

Other comprehensive loss	(5,230)	(161,378)	(47,043)

Comprehensive income (loss)	$73,062	$(28,226)	$174,233

(1)	Net of tax (benefit) expense of $(25.5) million, $(43.0) million and $12.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.
(2)	Net of tax (expense) benefit of $(0.2) million and $1.0 million for the years ended December 31, 2006 and 2005, respectively.
(3)	Net of tax benefit (expense) of $ 21.9 million, $(42.9) million and $(37.8) million for the years ended December 31, 2006, 2005 and 2004, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder’s
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital		60,000			60,000
Dividends				(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

Net income	-	-	-	78,292	78,292
Additional paid-in-capital	-	4,528	-	-	4,528
Dividends	-	-	-	(300,000)	(300,000)
Other comprehensive loss	-	-	(5,230)	-	(5,230)

Balance at December 31, 2006	$ 6,437	$ 2,143,408	$ 14,030	$ 339,479	$ 2,503,354

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2006	2005	2004

Cash Flows From Operating Activities:
Net income from operations	$78,292	$133,152	$221,276
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share (loss) income	-	(1,214)	5,561
Net amortization of premiums on investments	58,379	60,195	82,123
Amortization of DAC and VOBA	399,182	243,821	82,876
Depreciation and amortization	4,608	3,985	3,025
Non cash derivative activity	(17,315)	(93,478)	(18,690)
Net realized losses (gains) on investments	44,511	(16,925)	(96,074)
Net (gains) losses on trading investments	(15,235)	80,324	7,237
Net change in unrealized and undistributed (gains) in private equity limited partnerships	(29,120)	(48,244)	(58,981)
Interest credited to contractholder deposits	633,405	637,502	671,101
Deferred federal income taxes	4,180	22,047	72,648
Cumulative effect of change in accounting principles, net of tax	-	-	8,940
Changes in assets and liabilities:
DAC additions	(262,895)	(261,917)	(346,996)
Accrued investment income	(29,711)	17,916	5,545
Future contract and policy benefits	(6,619)	25,123	(42,530)
Other, net	96,793	155,865	211,882
Net (purchases) sales of trading fixed maturities	(1,866,153)	(651,921)	27,801
Net cash (used in) provided by operating activities	(907,698)	306,231	836,744

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,872,190	5,685,008	10,472,377
Mortgage loans	248,264	117,438	205,740
Real estate	-	947	-
Net cash from disposition of subsidiary	-	17,040	39,687
Other invested assets	184,646	483,700	144,145
Purchases of:
Available-for-sale fixed maturities	(4,002,244)	(5,269,211)	(10,367,260)
Mortgage loans	(780,592)	(390,376)	(698,776)
Real estate	(20,619)	(6,648)	(86,743)
Other invested assets	(489,493)	(171,539)	(910,784)
Net changes in other investing activities	399,514	(239,910)	728,637
Net change in policy loans	(7,857)	(5,464)	(3,418)
Net change in short-term investments	-	(4,576)	705

Net cash provided by (used in) investing activities	$1,403,809	$216,409	$(475,690)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2006	2005	2004

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,520,138	$2,720,141	$2,552,431
Withdrawals from contractholder deposit funds	(3,690,351)	(3,404,468)	(2,867,815)
Net cash of Sun Capital Advisers LLC	-	-	(2,910)
Debt proceeds	200,000	100,000	-
Dividends paid to stockholder	(300,000)	(150,600)	(150,000)
Additional capital contributed	-	-	60,000
Other, net	4,528	6,992	42,004
Net cash used in financing activities	(265,685)	(727,935)	(366,290)

Net change in cash and cash equivalents	230,426	(205,295)	(5,236)

Cash and cash equivalents, beginning of year	347,654	552,949	558,185

Cash and cash equivalents, end of year	$578,080	$347,654	$552,949

Supplemental Cash Flow Information
Interest paid	$130,686	$122,474	$120,195

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid $200.0 million in dividends to its direct parent, Sun Life of Canada (U.S.) Holdings Inc. (the "Parent"), consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of Sun Capital Advisers LLC. valued at $6.6 million to its indirect parent, Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc..

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to the Parent its interest in Sun Capital Advisers LLC. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") and its subsidiaries are primarily engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct wholly-owned subsidiary of the Parent. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

As of December 31, 2004, SLC - U.S. Ops Holdings was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company incorporated in 1865 and a direct wholly-owned subsidiary of SLF. On January 4, 2005, a reorganization was completed under which most of SLOC’s asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned direct subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE") and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On December 31, 2004, Sun Capital Advisers LLC ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company’s wholly-owned subsidiary. As of December 31, 2004, SCA’s total assets were $8.1 million. SCA’s net income was $1.9 million for the year ended December 31, 2004.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company’s net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2006, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, long-term disability and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company, a life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a register broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"), the sole general partner of Sun Life of Canada (U.S.) Limited Partnership I; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC. During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "Trust"), whereby the Company is the sole beneficiary of the Trust. As the sole beneficiary of the Trust, the Company is required to consolidate the Trust under the requirements of Financial Accounting Standards Board ("FASB") Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company’s consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company’s interest in the VIE was sold on April 19, 2005.

The Company has a greater than or equal to 20% involvement in five VIEs at December 31, 2006. The Company is a creditor in three trusts and two limited liability companies that were used to finance commercial mortgages, franchise receivables and equipment used in utility generation. The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $30.1 million and $40.2 million at December 31, 2006 and 2005, respectively. The notes relating to the VIE’s mature between July 2007 and October 2024. See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on the Company’s intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available-for-sale fixed maturities are mortgage-backed securities in the To Be Announced form ("TBA"). The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts ("GICs"), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). DAC was increased (decreased) by $6.9 million and $(12.8) million at December 31, 2006 and 2005, respectively, to reflect unrealized losses and (gains).

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive income (loss). VOBA was increased (decreased) by $0.5 million and $(1.2) million at December 31, 2006 and 2005, respectively, to account for unrealized investment losses and (gains).

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport Life Insurance Company ("Keyport") on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2006 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits. Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves. Loss recognition testing is done periodically to make sure that these assumptions remain adequate. Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value. These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period. These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders. The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2006, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily relate from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit (‘GMIB’), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit (‘GMWB’) which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date is required to be the company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. See Note 9 with respect to the effects of adoption of SFAS No. 158 on the Company.

In September 2006, the Securities and Exchange Commission ("SEC") Staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB No. 108"), which addresses how the effects of prior year uncorrected financial statement misstatements should be considered in current year financial statements. SAB No. 108 requires registrants to quantify misstatements using both balance sheet and income statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relative quantitative and qualitative factors. The requirements of SAB No. 108 are effective for annual financial statements covering the first fiscal year ending after November 15, 2006. The Company’s adoption of SAB No. 108 during the year ended December 31, 2006 had no impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP did not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In May of 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS No. 154"). This statement is effective for fiscal years beginning after December 15, 2005. SFAS No. 154 changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. SFAS No. 154 applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The adoption of SFAS No. 154 did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2004, the Company adopted SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption of SOP 03-1.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, "Fair Value Measurements." The Company is currently evaluating the impact, if any, that SFAS No. 159 may have on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 may have on the Company’s consolidated financial statements.

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48").

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("SFAS No. 156"), an amendment to SFAS No. 140. SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation. The option to subsequently measure servicing rights at fair value will allow entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133. SFAS No. 156 is effective for fiscal years beginning after September 15, 2006. Earlier application is permitted provided that the reporting entity has not yet issued interim or annual financial statements for that fiscal year. The adoption of this statement will not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments" ("SFAS No. 155"), an amendment to SFAS No. 133 and SFAS No. 140. Among other things, SFAS No. 155: (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity’s first fiscal year beginning after September 15, 2006. At initial application of SFAS No. 155, the fair value election provided for in paragraph 4(c) may be applied for hybrid financial instruments that were bifurcated under paragraph 12 of SFAS No. 133 prior to the initial application of SFAS No. 155.

In January 2007, the FASB provided a scope exception under SFAS No. 155 for securitized interests that only contain an embedded derivative that is tied to the prepayment risk of the underlying prepayable financial assets, and for which the investor does not control the right to accelerate the settlement. If a securitized interest contains any other embedded derivative (for example, an inverse floater), then it would be subject to the bifurcation tests in SFAS No. 133, as would securities purchased at a significant premium. Following the issuance of the scope exception by the FASB, changes in the market value of the Company’s investment securities would continue to be made through other comprehensive income, a component of stockholders’ equity. The Company does not expect that the January 1, 2007 adoption of SFAS No. 155 will have a material impact on the Company’s financial position, results of operations or cash flows. However, to the extent that certain of the Company’s future investments in securitized financial assets do not meet the scope exception adopted by the FASB, the Company’s future results of operations may exhibit volatility if such investments are required to be bifurcated or marked to market value in their entirety through the income statement, depending on the election made by the Company.

In September of 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption of SOP 05-1 is not expected to have a material impact on the Company’s financial position or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On September 6, 2006, the Company entered into an agreement with the Trust, whereby the Company is the sole beneficiary of the Trust. As of December 31, 2006, total assets of the Trust were $56.6 million. As the sole beneficiary of the Trust, the Company is required to consolidate this Trust under the requirements of FASB Interpretation No. 46 (revised December 2003), "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." Accordingly, the assets and liabilities of the Trust are included in the Company’s consolidated financial statements. As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $56.8 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company’s wholly-owned subsidiary. As of December 31, 2004, SCA’s net assets were $8.1 million. SCA’s net income for the year ended December 31, 2004 was $1.9 million.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company’s net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $9.4 million, $11.3 million and $24.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $212.4 million, $170.4 million and $136.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC") under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.7 million and $5.8 million for the years ended December 31, 2006 and 2005, respectively. There were no expenses incurred for the year ended December 31, 2004.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL") under which SLISIL provides various insurance related and information systems services to the Company. Expenses under this agreement amounted to approximately $19.6 million, $13.9 million and $10.4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $22.6 million, $23.4 million and $22.8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market value of the fixed rent for the term which is then ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $10.6 million, and $11.8 million in 2006, 2005 and 2004, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2006, the Company declared and paid $300.0 million in cash dividends to the Parent. In 2005, the Company declared and paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its indirect parent, SLC - U.S. Ops Holdings.

On December 31, 2004, the Company received a $60.0 million capital contribution from its indirect parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.3 million, $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2006, 2005 and 2004, respectively.

In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company for the year ended December 31, 2006. In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

At December 31, 2006, the Company had $460.0 million in promissory notes maturing June 30, 2012 issued to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"). The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2006, 2005 and 2004, respectively. The proceeds of the notes were used to purchase fixed-rate government and corporate bonds.

At December 31, 2006 and 2005, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2006, 2005 and 2004, respectively.

At December 31, 2006 and 2005, the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2006, 2005 and 2004, respectively.

At December 31, 2006 and 2005, the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by the Parent. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2006, 2005 and 2004, respectively.

The Company purchased a total of $140.0 million in promissory notes from MFS in 2004 and 2003. Interest earned for the years ended December 31, 2005 and 2004 was $4.2 million and $4.0 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend. The Company recognized a loss of $0.6 million on the transfer of these notes to the Parent.

During the years ended December 31, 2006, 2005 and 2004, the Company paid $24.3 million, $23.2 million and $35.0 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD. The Company received reimbursement of $3.2 million for the year ended December 31, 2006 related to this agreement. In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million and $5.9 million for the years ended December 31, 2005 and 2004, respectively.

During the years ended December 31, 2006, 2005 and 2004, the Company paid $20.1 million, $25.1 million and $45.1 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $1.5 million and $2.4 million for the year ended December 31, 2006 and 2005. SCA was a consolidated entity of the Company through December 31, 2004.

The Company paid $14.9 million and $16.4 million for the years ended December 31, 2006 and 2005 in investment management services fees to SCA, an affiliate and registered investment adviser.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes"). On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes. The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006. Total interest credited for the funding agreements was $14.9 million for the year ended December 31, 2006.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.

In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006. The Company expensed $1.7 million for interest on this demand note for the year ended December 31, 2006.

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes"). The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II. The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes. Total interest credited for the funding agreement was $30.7 million for the year ended December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II. The Company expensed $3.4 million for interest on this demand note for the year ended December 31, 2006.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations. The net interest payable under this swap agreement was $0.2 million at December 31, 2006.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005. The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes. The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $49.5 million and $20.7 million for the years ended December 31, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC. The Company expensed $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations. The net interest (payable) receivable under these swap agreements was $(0.5) million and $0.1 million at December 31, 2006 and 2005, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2006 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/2012	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	Libor plus 0.35%	07/6/2010	100,000	5,518
Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/6/2011	100,000	3,428
Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/6/2013	100,000	1,660
				$ 1,325,000	$ 79,645

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS

Fixed Maturities
The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 4,415,712	$ 38,390	$ (58,980)	$ 4,395,122
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 30,751	$ -	$ 630,751

Total held-to-maturity fixed maturities	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 353,571	$ 3,851	$ (3,479)	$ 353,943
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)
The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross
	Cost	Gains	Losses	Fair Value
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2006
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 410,397	$ 410,402
Due after one year through five years	2,206,629	2,226,776
Due after five years through ten years	3,807,300	3,791,183
Due after ten years	2,783,412	2,814,491
Subtotal - Maturities available-for-sale	9,207,738	9,242,852
Asset-backed securities	4,415,712	4,395,121
Total Available-for-sale	$ 13,623,450	$ 13,637,973

Maturities of trading fixed securities:
Due in one year or less	$ 138,476	$ 138,797
Due after one year through five years	1,342,987	1,345,899
Due after five years through ten years	1,757,081	1,764,447
Due after ten years	246,617	252,968
Subtotal - Maturities of trading	3,485,161	3,502,111
Asset-backed securities	353,571	353,942
Total Trading	$ 3,838,732	$ 3,856,053

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 630,751

Gross gains of $39.2 million, $61.0 million and $152.5 million and gross losses of $92.3 million, $38.9 million and $45.4 million were realized on the sale of fixed maturities for the years ended December 31, 2006, 2005 and 2004, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $10.9 million at December 31, 2006 and 2005, respectively, were on deposit with federal and state governmental authorities as required by law.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

As of December 31, 2006 and 2005, 96.5% and 94.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2006, 2005 and 2004, the Company incurred realized losses totaling $6.3 million, $29.7 million and $32.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on all of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million, $1.7 million and $7.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. The fair market value of these investments was $24.4 million and $29.8 million for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2006, the Company did not have any holding for issuers that were in default.

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed and Mortgage Backed Securities	912,875	(5,565)	1,978,436	(53,415)	2,891,311	(58,980)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:

	Less Than Twelve Months		Twelve Months Or More		Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company’s process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The Company’s analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company’s ability and intention, if any, to dispose of its position prior to the fair value increasing so as to allow recovery of the Company’s cost. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company’s impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed and Mortgage Backed Securities	368	741	1,109
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

The Company has made funding commitments of private placement bonds into the future. The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006. There were no outstanding funding commitments for private placement bonds at December 31, 2005.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $53.3 million and $71.3 million at December 31, 2006 and 2005, respectively.

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2006	2005

Total mortgage loans	$ 2,273,176	$ 1,739,370

Real estate:
Held for production of income	186,891	170,510
Total real estate	$ 186,891	$ 170,510

Accumulated depreciation on real estate was $27.2 million and $23.0 million at December 31, 2006 and 2005, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has impaired mortgage loans and impaired-but-performing mortgage loans totaling $3.9 million and $6.3 million at December 31, 2006 and 2005, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2006	2005
Property Type:
Office building	$ 864,486	$ 703,927
Residential	115,822	87,874
Retail	998,291	751,041
Industrial/warehouse	310,346	264,567
Other	175,050	108,743
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4.  INVESTMENTS (CONTINUED)

	2006	2005
Geographic region:

Alaska	$ 3,041	$ -
Alabama	7,824	8,070
Arizona	56,964	48,113
Arkansas	474	-
California	179,502	144,829
Colorado	32,294	33,238
Connecticut	15,016	30,026
Delaware	20,445	15,194
Florida	264,316	140,592
Georgia	86,510	80,802
Idaho	2,635	-
Illinois	47,777	23,118
Indiana	23,471	19,950
Iowa	364	-
Kansas	6,089	-
Kentucky	32,000	25,623
Louisiana	38,314	32,186
Maine	12,508	-
Maryland	58,318	64,724
Massachusetts	141,485	142,421
Michigan	15,522	6,799
Minnesota	40,259	53,157
Missouri	88,348	34,567
Mississippi	770	-
Montana	483	-
Nebraska	12,615	7,948
Nevada	7,304	7,509
New Hampshire	961	-
New Jersey	44,003	36,042
New Mexico	10,097	7,386
New York	313,204	240,390
North Carolina	44,866	43,111
North Dakota	2,150	-
Ohio	145,692	128,525
Oklahoma	4,900	-
Oregon	23,910	11,968
Pennsylvania	136,091	118,709
South Carolina	31,688	-
South Dakota	977	-
Tennessee	41,161	32,430
Texas	295,284	211,889
Utah	30,710	29,718
Virginia	16,825	17,386
Washington	77,525	73,326
West Virginia	4,874	-
Wisconsin	18,663	19,494
All other	25,766	26,912
Valuation allowances	(3,928)	(6,272)
Total	$ 2,460,067	$ 1,909,880

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

At December 31, 2006, scheduled mortgage loan maturities were as follows:

2007	$ 31,619
2008	41,168
2009	42,433
2010	53,443
2011	150,548
Thereafter	1,953,965
Total	$ 2,273,176

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $99.0 million and $115.8 million at December 31, 2006 and 2005, respectively.

During 2004, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company’s other assets for failure of debtors to pay when due. The value of the Company’s retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million for its 2004 securitization transaction. The Company did not sell any commercial mortgage loans in securitization transactions in 2005 or 2006.

The tranches retained through the 2004 securitization were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O
Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 646	$ 275
Fair value of retained interests	674	109
Weighted average life in years	4.06 - 7.56	0.93

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	674	109
Fair value of retained interest as a result of a .30% of adverse change	674	109

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	672	109
Fair value of retained interest as a result of a 20% of adverse change	670	109

The outstanding principal amount of the securitized commercial mortgage loans was $849.6 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2006 were as follows in regards to tranches retained for securitizations completed between the years 2000 and 2003:

Commercial Mortgages
Amortized cost of retained
Interests	$ 23,063
Fair value of retained interests	23,819
Weighted average life in years	2.98 - 13.73

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	23,532
Fair value of retained interest as a result of a .30% of adverse change	23,406

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	23,074
Fair value of retained interest as a result of a 20% of adverse change	22,362

The outstanding principal amount of the securitized commercial mortgage loans was $872.8 million at December 31, 2006, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2006.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $895.3 million and $495.7 million at December 31, 2006 and 2005, respectively. Fees earned on securities lending transactions were $2.3 million, $1.9 million and $1.2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

Leveraged Leases (continued)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2006	2005
Lease contract receivable	$ 18,631	$ 25,914
Less: non-recourse debt	-	(1,410)
Net Receivable	18,631	24,504
Estimated value of leased assets	20,795	21,420
Less: unearned and deferred income	(6,506)	(9,178)
Investment in leveraged leases	32,920	36,746
Less: fees	(113)	(138)
Net investment in leveraged leases	$ 32,807	$ 36,608

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

From 2000 through 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $(90.2) million, $197.1 million and $(83.3) million for the years ended December 31, 2006, 2005 and 2004, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:

	2006	2005	2004
Net expense on swap agreements	$(7,749)	$(64,915)	$(62,514)
Change in fair value of swap agreements (interest rate, currency, and equity)	8,392	101,320	(43,977)
Change in fair value of options, futures and embedded derivatives	8,446	(19,931)	8,072
Net derivative income (losses)	$9,089	$16,474	$(98,419)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2006 and 2005, $43.0 million and $35.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2006
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$10,759,984	$ (84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$ 493,350

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

4. INVESTMENTS (CONTINUED)

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2006	2005	2004

Fixed maturities	$ (53,120)	$ 21,873	$ 108,603
Equity securities	519	(6)	3,375
Mortgage and other loans	1,543	614	858
Real estate	-	318	-
Other invested assets	(19)	12,741	(1,601)
Other than temporary declines	(6,329)	(29,707)	(32,494)
Sales on previously impaired assets	12,895	11,092	17,333

Total	$ (44,511)	$ 16,925	$ 96,074

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2006	2005	2004

Fixed maturities	$ 991,738	$ 921,803	$ 1,030,973
Mortgage and other loans	135,515	103,253	83,986
Real estate	10,460	11,047	11,615
Policy loans	44,516	37,595	42,821
Other	38,858	55,245	(19,715)
Gross investment income	1,221,087	1,128,943	1,149,680
Less: Investment expenses	15,006	16,414	15,423
Net investment income	$ 1,206,081	$ 1,112,529	$ 1,134,257

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2006		2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 578,080	$ 578,080	$ 347,654	$ 347,654
Fixed maturities	18,094,026	18,124,777	18,261,996	18,307,751
Equity securities	15,895	15,895	15,427	15,427
Mortgages	2,273,176	2,267,327	1,739,370	1,790,629
Derivatives instruments -receivables	653,854	653,854	487,947	487,947
Policy loans	709,626	709,626	701,769	701,769
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391

Financial liabilities:
Contractholder deposit funds and other policy liabilities	19,428,625	18,051,332	18,668,578	17,449,961
Derivative instruments - payables	160,504	160,504	197,765	197,765
Long-term debt to affiliates	1,325,000	1,370,223	1,125,000	1,178,918
Partnership capital securities	607,826	630,751	607,826	645,755
Separate accounts	21,060,255	21,060,255	19,095,391	19,095,391

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly-traded fixed maturities are based upon market prices or dealer quotes. For privately-placed fixed maturities, fair values are estimated by taking into account prices for publicly-traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices. Equity securities are included as a component of other invested assets.

Mortgage: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company’s reinsurance agreements by segment follows (see Note 15 for segmented information).

Wealth Management Segment

The Wealth Management Segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.6 billion and $1.7 billion as of December 31, 2006 and 2005, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $97.0 million, $82.7 million and $91.2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains. The Company also reduced interest credited by $76.0 million, $57.5 million and $79.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.0 million, $13.1 and $13.6 million for the years ended December 31, 2006, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $37.8 million, $33.3 million and $28.7 million for the years ended December 31, 2006, 2005 and 2004, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY’s group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly-renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY’s group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly- renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY. The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY. The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2006	2005	2004
Premiums and annuity considerations:
Direct	$ 61,713	$ 54,915	$ 62,939
Ceded	2,521	2,933	4,119
Net premiums and annuity considerations:	$ 59,192	$ 51,982	$ 58,820

Policyowner benefits:
Direct	$ 197,872	$ 225,936	$ 170,381
Ceded	40,902	38,923	29,004
Net policyowner benefits:	$ 156,970	$ 187,013	$ 141,377

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees. These plans are the staff qualified pension plan ("retirement plan"), the agent qualified pension plan ("agent pension plan") and the staff nonqualified pension plan ("UBF plan"). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986. Most qualified pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006, the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company. Effective January 1, 2006, the plan was divided, with the Company taking over the pension benefit obligation ("PBO") and the associated unrecognized gain/loss and prior service cost/credit. The Company has included the allocated PBO in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

The Company amended the retirement plan effective January 1, 2006, including the following relating to the retirement plan:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan, (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;.

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended effective January 1, 2006, as follows:

To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "grandfathered employee" or a "Rule 75 employee."

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

A Rule 75 employee shall mean an active employee (i) who is not a grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For grandfathered employees and Rule 75 employees, retiree medical coverage is provided at reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("SFAS No. 158"), which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost. The measurement date -- the date at which the benefit obligation and plan assets are measured -- is required to be the Company's fiscal year end. SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008. The Company has adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008. The Company recognized a liability of $2.3 million as a result of adoption of SFAS No. 158. The statement does not affect the results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the retirement plan, agent pension plan and UBF plan projected benefit obligations and assets, as well as such plans’ funded status at December 31:

	2006	2005
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 229,545	$ 215,439
Other (uninsured benefit plan split)	28,118	-
Service cost	6,024	10,948
Interest cost	15,064	13,839
Actuarial loss (gain)	(9,862)	17,780
Benefits paid	(7,509)	(6,105)
Plan amendments	-	2,344
Curtailment loss (gain)	-	(24,700)
Projected benefit obligation at end of year	$ 261,380	$ 229,545

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 252,096	$ 233,551
Contributions	(496)	(1,250)
Actual return on plan assets	25,621	25,900
Benefits paid	(7,509)	(6,105)
Fair value of plan assets at end of year	$ 269,712	$ 252,096
Information on the funded status of the plan:
Funded status	$ 8,332	$ 22,551
Unrecognized net actuarial loss	-	7,802
Unrecognized transition obligation	-	(10,392)
Unrecognized prior service cost	-	3,945
4th quarter contribution	(1,108)	(1,550)
Prepaid benefit cost	$ 7,224	$ 22,356

The accumulated benefit obligation for the retirement plan, agent pension plan and UBF plan at December 31, 2006 and 2005 was $249.4 million and $222.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’s Consolidated Balance Sheets consist of the following as of December 31:

	2006	2005
Other assets	$ 38,345	$ 26,600
Other liabilities	(31,121)	(4,245)
	$ 7,224	$ 22,355

Amounts recognized in the Company’s Consolidated Accumulated Other Comprehensive Income ("AOCI") consist of the following:

2006

Net actuarial gain	$ (1,923)
Prior service cost	3,564
Transition asset	(8,299)
$ (6,658)

Amounts included in the Company’s AOCI for the following periods:

	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ 2,834	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ (6,658)

The retirement plan and agent pension plan were overfunded at December 31, 2006. The funded status of the UBF plan as of December 31, 2006 was as follows:

2006

Plan assets	$ -
Less: Projected benefit obligations	27,209
Funded status	$ (27,209)

Accumulated benefit obligation	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The agent pension plan was overfunded at December 31, 2005. The funded status of the retirement plan as of December 31, 2005 was as follows:

2005

Plan assets	$ 211,612
Less: Projected benefit obligations	219,802
Funded status	$ (8,190)

Accumulated benefit obligation	$ 212,630

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs for the retirement plan, agent pension plan and UBF plan for the years ended December 31:

	2006	2005	2004

Components of net periodic benefit cost:
Service cost	$ 6,024	$ 10,948	$ 9,873
Interest cost	15,065	13,839	12,118
Expected return on plan assets	(21,672)	(20,092)	(17,704)
Amortization of transition obligation asset	(2,093)	(3,051)	(3,051)
Amortization of prior service cost	266	855	855
Curtailment loss	-	1,856	-
Recognized net actuarial loss	437	1,918	3,140
Net periodic benefit (benefit) cost	$ (1,973)	$ 6,273	$ 5,231
The Company’s share of net periodic benefit (benefit) cost	$ (1,973)	$ 4,116	$ 4,272

Prior to becoming the plan sponsor of the UBF plan, the cost recognized for the Company’s participation in the UBF plan was $2.9 million and $1.9 million for the years ended December 31, 2005 and 2004, respectively.

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:

Actuarial gain	$ (70)
Prior service cost	266
Transition asset	(2,093)
Total	$ (1,897)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2006	2005	2004
Discount rate	6.0%	5.8%	6.2%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net periodic benefit cost were as follows:

	Pension Benefits
	2006	2005	2004

Discount rate	5.8%	6.2%	6.1%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2006) to determine its overall long term rate of return on asset assumption. Applying Ibbotson’s annualized market returns of 12.3% stock, 5.8% bonds and 3.8% cash to the Company’s target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company’s retirement plan and agent pension plan assets for 2006 and 2005 measurement, and the target allocation for 2007, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2007	2006	2005

Equity Securities	60%	63%	61%
Debt Securities	25%	27%	30%
Commercial Mortgages	15%	10%	9%
Other	-%	-%	-%
Total	100%	100%	100%

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent pension plan, the Company will not be making contributions to the plan in 2007. The Company will be making a contribution of $1.1 million to the UBF plan in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2007 through 2016:

Pension Benefits
2007	7,852
2008	8,438
2009	8,936
2010	9,447
2011	10,035
2012 to 2016	69,668

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, employee contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments to the 401(k) Plan, including the following.

Effective January 1, 2006, the 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the "RIA"). The Company contributes a percentage of participant’s eligible compensation as determined per the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year-

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation as determined per the following chart based on the participant’s age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on the applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The amount of the 2006 employer contributions under the 401(k) Plan by the Company and its affiliates was $16.3 million. Amounts are allocated to affiliates based on their respective employees’ contributions. The Company’s portion of the expense was $10.8 million, $4.6 million and $2.8 million for the years ended December 31, 2006, 2005 and 2004, respectively. The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in the Retirement Plan’s obligations and assets, as well as the plan’s funded status at December 31:

Change in benefit obligation:	2006	2005

Benefit obligation at beginning of year	$ 51,300	$ 48,453
Service cost	1,311	1,333
Interest cost	2,967	2,994
Actuarial (gain) loss	(7,220)	4,596
Benefits paid	(2,756)	(2,884)
Federal Subsidy	250	-
Plan Amendments	-	(3,192)
Benefit obligation at end of year	$ 45,852	$ 51,300

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,756	2,884
Benefits paid	(2,756)	(2,884)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (45,852)	$ (51,301)
Unrecognized net actuarial loss	-	22,741
4th quarter contribution	600	686
Unrecognized prior service cost	-	(5,609)
Accrued benefit cost	$ (45,252)	$ (33,483)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’s Consolidated Balance Sheets Consist of the following:

	2006	2005

Other liabilities	$ (45,252)	$ (33,483)

Amounts recognized in the Company’s AOCI consist of the following:

2006

Net actuarial loss	$ 14,070
Prior service credit	(5,080)
Transition liability	$ 8,990

Amounts included in the Company’s AOCI for the following periods:

	December 31, 2005	December 31, 2006 (before the adoption of statement 158)	December 31, 2006

Additional Minimum Liability included in AOCI	$ -	$ -	$ -
Amount included in AOCI after the adoption of SFAS No. 158	$ -	$ -	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,311	$ 1,333
Interest cost	2,967	2,994
Amortization of prior service cost	(529)	(241)
Recognized net actuarial loss	1,450	1,273
Net periodic benefit cost	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 4,501	$ 4,947

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from AOCI into net periodic benefit costs in 2007 are as follows:

Actuarial (gain)/loss	$ 912
Prior service (credit)/cost	(529)

Total	$ 383

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2006	2005	2004
Discount Rate	6.0%	5.8%	6.2%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:

	Other Benefits
	2006	2005	2004
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

9. RETIREMENT PLANS (CONTINUED)

In order to measure the post-retirement benefit obligation for 2006, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 9% in 2007 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,100	$ (3,674)

Effect on total of service and interest cost	$ 357	$ (335)

The Company has estimated the following future benefit payments for the years 2007 through 2016:

	Other Benefits	Expected Federal Subsidy
2007	$ 3,074	$ 238
2008	3,186	247
2009	3,300	254
2010	3,386	256
2011	3,416	257
2012 to 2016	$ 17,914	$ 1,214

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

10. FEDERAL INCOME TAXES

In June 2006, the FASB issued FIN 48. FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently assessing the impact, if any, of FIN 48 on its consolidated financial statements.

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2006, as the Company did for the years ended December 31, 2005 and 2004. The Company’s subsidiary, SLNY, will file a stand-alone federal income tax return for the year ended December 31, 2006 as it did for the years 2005 and 2004. A summary of the components of federal income tax expense (benefit) in the Company’s consolidated statements of income for the years ended December 31 is as follows:

	2006	2005	2004
Federal income tax (benefit) expense:
Current	$ (5,897)	$ 11,239	$ (5,331)
Deferred	4,180	28,852	76,683

Total federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The Company's effective rate differed from the statutory federal income tax rate as follows:

	2006	2005	2004

Federal income tax expense at statutory rate	$ 26,838	$ 60,210	$ 107,446
Low income housing credit	(6,225)	(5,947)	(6,021)
Separate account dividend received deduction	(13,090)	(10,150)	(10,500)
Prior year items, including settlements	(8,396)	(2,802)	(17,351)
Other items	(844)	(1,220)	(2,222)

Federal income tax (benefit) expense	$ (1,717)	$ 40,091	$ 71,352

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2006	2005
Deferred tax assets:
Actuarial liabilities	$ 128,848	$ 250,818
Net operating loss	7,954	-
Investments, net	146,116	40,866
Other	-	281
Total deferred tax assets	282,918	291,965

Deferred tax liabilities:
Deferred policy acquisition costs	(250,469)	(287,605)
Other	(28,852)	-
Total deferred tax liabilities	(279,321)	(287,605)

Net deferred tax asset	$ 3,597	$ 4,360

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company made income tax payments of $22.7 million in 2006 and received income tax refunds of $32.0 million in 2005. The Company did not have any net income tax payments for 2004. At December 31, 2006, the Company has $8.0 million of tax benefit on operating loss carryforwards that begin to expire in 2017.

The Company’s federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. In August of 2006 the Company was issued a Revenue Agent’s Report for the tax years 2001 and 2002. The IRS is currently conducting a federal income tax audit of the Company for the tax years 2003 and 2004. In the Company’s opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company’s consolidated financial statements. However, the amounts of these tax liabilities are estimates and could be revised in the future.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, included within future contract and policy benefits, related to the Company’s group life, group disability insurance and stop loss products is summarized below:

	2006	2005

Balance at January 1	$ 33,141	$ 32,571
Less reinsurance recoverable	(5,886)	(6,381)
Net balance at January 1	27,255	26,190
Incurred related to:
Current year	26,644	23,881
Prior years	(1,294)	(3,143)
Total incurred	25,350	20,738
Paid losses related to:
Current year	(14,881)	(13,860)
Prior years	(6,941)	(5,813)
Total paid	(21,822)	(19,673)

Balance at December 31	36,689	33,141
Less reinsurance recoverable	(5,906)	(5,886)

Net balance at December 31	$ 30,783	$ 27,255

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1,294 and $3,143 in 2006 and 2005, respectively. The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the AICPA’s SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder’s equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the reserve for the GMDB’s and GMIB’s at December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

The following roll-forward summarizes the reserve for the GMDB’s and GMIB’s at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2005	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMAB’s or GMWB’s are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB’s or GMWB’s constituted an asset in the amount of $8.4 million and $0.2 million at December 31, 2006 and 2005, respectively.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC. Previously some bonuses were deferred and amortized while others were expensed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2006	2005
Balance at January 1	$ 1,341,377	$ 1,147,181
Acquisition costs deferred	264,648	261,058
Amortized to expense during the year	(391,585)	(226,355)
Adjustment for unrealized investment losses during the year	19,766	159,493
Balance at December 31	$ 1,234,206	$ 1,341,377

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2006	2005
Balance at January 1	$ 53,670	$ 24,130
Amortized to expense during the year	(7,597)	(17,467)
Adjustment for unrealized investment losses during the year	1,671	47,007
Balance at December 31	$ 47,744	$ 53,670

15. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards. The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection segments from the Corporate segment.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products, and funding agreements. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options. Additionally, the Company consolidates the Trust as a component of the Wealth Management Segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net income	166,309	3,118	2,147	49,702	221,276

Total assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

15. SEGMENT INFORMATION (CONTINUED

As described earlier, effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to be more closely aligned with rating agency standards. The following provides a summary of the amounts allocated from the Corporate segment to the other segments related to the allocation of income on capital for the years presented:

Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$38,474	$5,397	$775	$(44,646)	$-

Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$37,108	$1,429	$362	$(38,899)	$-

Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals
Income (loss) before income tax expense and minority interest	$31,482	$1,015	$277	$(32,774)	$-

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus, and net income were as follows:

	Unaudited for the Years ended December 31,
	2006	2005	2004

Statutory capital and surplus	$ 1,610,425	$ 1,778,241	$ 1,822,812
Statutory net income	123,305	140,827	249,010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

17. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $171.2 million in 2007 without prior approval from the Delaware Commissioner of Insurance.

In 2006, the Company’s board of directors approved and the Company paid $300.0 million in dividends to the Parent with the prior approval of the Delaware Commissioner of Insurance. In 2005, the Company’s board of directors approved and the Company paid $200.0 million in dividends to the Parent, consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company’s board of Directors approved and the Company paid $150.0 million of cash dividends to the Parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2006, 2005 or 2004.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities. No dividends were paid by Independence Life during 2006, 2005 or 2004.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

	2006	2005	2004
Unrealized gains on available-for-sale securities	$ 38,400	$ 56,493	$ 485,553
Reserve allocation	(9,346)	(22,039)	-
Minimum pension liability adjustment	(1,516)	(2,834)	-
DAC allocation	(2,719)	(12,842)	(172,945)
VOBA allocation	470	(1,201)	(48,208)
Tax effect and other	(11,259)	1,683	(83,762)

Accumulated Other Comprehensive Income	$ 14,030	$ 19,260	$ 180,638

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2006, 2005 and 2004

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2006, minimum future lease payments under such leases were as follows:

2007	$ 5,421
2008	2,554
2009	1,472
2010	1,072
2011	1,031
Total	$ 11,550

Total rental expense for the years ended December 31, 2006, 2005 and 2004 was $7.6 million, $8.5 million and $16.3 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2006, the minimum future lease payments under the sublease agreements were as follows:

2007	$ 1,887
2008	293
Total	$ 2,180

20. SUBSEQUENT EVENT

On March 21, 2007, the Parent notified the Partnership that it would redeem the $600 million of 8.526% subordinated debentures and the Partnership notified the Capital Trust, the holders of the $600 million of 8.526% partnership capital securities, that it will use the proceeds from the redemption of the subordinated debentures to redeem the partnership capital securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2006.  Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants’ Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 27, 2007

115

PART C

ITEM 26. EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
Marketing Coordination and Administrative Service Agreement between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

D.
(1) Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2) Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(3) Flexible Premium Variable Universal Life Insurance Certificate (Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4) Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5) Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6) Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7) Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(8) Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(9) Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E.
(1) Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2) Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3) Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4) Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5) Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6) Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1) Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2) Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H. (1) Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2) Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3) Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4) Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5) Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(7) Amended and Restated Participation Agreement, dated November 6, 2002,by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8) Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(9) Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10) Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(11) Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(12) Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(13) Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(15)
Amended and Restated Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(16) Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J. (1) Powers of Attorney.
(2)
Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed with the Securities and Exchange Commission on February 5, 2004.)

K.	Legal Opinion.

L. None.

M. None.

N.	Consent of Independent Registered Public Accounting Firm.

O. None.

P. None.

Q. None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Ronald Hiebert Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Richard Paul McKenney Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Mary Martha Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and President
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director and Chairman
Michele G. Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Insurance
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer and Controller

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 of Keyport Variable Account A, File Nos. 333-114126, filed April 25, 2007.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Scott M. Davis	Director
Michele G. Van Leer	Director
Mary M. Fay	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
Raymond Scanlon	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Amy E. Mercer	Assistant Secretary
Alyssa M. Gair	Assistant Secretary

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

115

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2007.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	Director & President	April 27, 2007
Robert C. Salipante	(Principal Executive Officer)

/s/Ronald H. Friesen*	Director and Senior Vice President and	April 27, 2007
Ronald H. Friesen	Chief Financial Officer and Treasurer
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer and	April 27, 2007
Michael K. Moran	Controller
(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 27, 2007
Sandra M. DaDalt	Donald A. Stewart, Director
Richard P. McKenney, Director
Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are enclosed herein.

115

EXHIBIT INDEX

J1	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)